Exhibit 10.1

EXECUTION VERSION

Published CUSIP Number:

CREDIT AGREEMENT

Dated as of September 26, 2008

among

ASBURY AUTOMOTIVE GROUP, INC.,

as the Borrower,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and

L/C Issuer,

and

The Other Lenders Party Hereto

This Agreement and each Loan Document and the Collateral described herein and therein are subject to the Intercreditor Agreement.

BANC OF AMERICA SECURITIES LLC,

as

Sole Lead Arranger and Sole Book Manager

i

ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		60

4.01	Conditions of Initial Credit Extension	60

4.02	Conditions to all Credit Extensions	63

ARTICLE V. REPRESENTATIONS AND WARRANTIES		64

5.01	Organization; Corporate Powers	64

5.02	Authorization	64

5.03	Governmental Approval	64

5.04	Enforceability	65

5.05	Financial Statements	65

5.06	No Material Adverse Effect	65

5.07	Title to Properties; Security Instruments	65

5.08	Litigation; Compliance with Laws; Etc.	65

5.09	No Default	66

5.10	Use of Proceeds/Federal Reserve Regulations	66

5.11	Taxes	66

5.12	Pension and Welfare Plans	66

5.13	No Material Misstatements	67

5.14	Investment Company Act	67

5.15	Maintenance of Insurance	67

5.16	Liens	67

5.17	Environmental Matters	68

5.18	Subsidiaries	68

5.19	Engaged in Business of Motor Vehicle Sales and Related Businesses; Location of Motor Vehicles and Books & Records	69

5.20	Franchise Agreements; Framework Agreements	69

5.21	Disclosure	69

5.22	Taxpayer Identification Number	69

ARTICLE VI. AFFIRMATIVE COVENANTS		70

6.01	Existence	70

6.02	Repair	70

6.03	Insurance	70

6.04	Obligations and Taxes	71

6.05	Financial Statements; Reports	71

6.06	Litigation and Other Notices	74

6.07	ERISA	75

6.08	Books, Records and Access	75

6.09	Use of Proceeds	75

6.10	Nature of Business	75

6.11	Compliance	75

6.12	Further Assurances	76

6.13	Permitted Acquisitions	76

6.14	Additional Subsidiaries	76

6.15	Landlord Waivers	77

ARTICLE VII. NEGATIVE COVENANTS		77

7.01	Indebtedness	77

7.02	Liens	79

7.03	Consolidations and Mergers	80

7.04	Disposition of Assets	81

7.05	Investments	82

7.06	Transactions with Affiliates	83

7.07	Other Agreements	83

7.08	Fiscal Year; Accounting	83

7.09	Pension Plans	83

7.10	Restricted Payments and Distributions	83

7.11	Financial Covenants	84

7.12	Change in Nature of Business	84

7.13	Use of Proceeds	84

7.14	Burdensome Agreements	84

7.15	Amendments of Certain Indebtedness	85

7.16	Prepayments, etc. of Certain Indebtedness	85

7.17	Excluded Collateral	85

7.18	Disposition of Subsidiary or Franchise	85

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES		86

8.01	Events of Default	86

8.02	Remedies Upon Event of Default	88

8.03	Application of Funds	89

ARTICLE IX. ADMINISTRATIVE AGENT		90

9.01	Appointment and Authority	90

9.02	Rights as a Lender	90

9.03	Exculpatory Provisions	90

9.04	Reliance by Administrative Agent	91

9.05	Delegation of Duties	91

9.06	Resignation of Administrative Agent	92

9.07	Non-Reliance on Administrative Agent and Other Lenders	92

9.08	No Other Duties, Etc.	93

9.09	Administrative Agent May File Proofs of Claim	93

9.10	Collateral and Guaranty Matters	94

9.11	Secured Hedge Arrangements	94

ARTICLE X. MISCELLANEOUS		95

10.01	Amendments, Etc.	95

10.02	Notices; Effectiveness; Electronic Communication	96

10.03	No Waiver; Cumulative Remedies; Enforcement	98

10.04	Expenses; Indemnity; Damage Waiver	99

10.05	Payments Set Aside	101

10.06	Successors and Assigns	101

10.07	Treatment of Certain Information; Confidentiality	105

10.08	Right of Setoff	106

10.09	Interest Rate Limitation	106

10.10	Counterparts; Integration; Effectiveness	106

10.11	Survival of Representations and Warranties	106

10.12	Severability	107

10.13	Replacement of Lenders	107

10.14	Governing Law; Jurisdiction; Etc.	108

10.15	Waiver of Jury Trial	108

10.16	No Advisory or Fiduciary Responsibility	109

10.17	Electronic Execution of Assignments and Certain Other Documents	109

10.18	USA PATRIOT Act Notice	109

SIGNATURES

SCHEDULES

2.01	Commitments and Applicable Percentages
2.03(a)(i)	Existing Letters of Credit
2.15(c)	Grantor/Collateral Information
4.01	Jurisdictions of Organization and Qualification
5.08(a)	Litigation
5.16(g)	Existing Liens
5.18	Subsidiaries; Other Equity Investments
5.19	Motor Vehicle Inventory Storage Locations
5.20	Franchise Agreements; Framework Agreements
7.01(b)	Existing Indebtedness
7.01(f)	Permitted Real Estate Debt
8.01(h)	Judgments
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C	Note
D	Compliance Certificate
E	Assignment and Assumption
F	Subsidiary Guaranty
G	Opinion Matters
H	Borrowing Base Certificate
I	Escrow and Security Agreement
J	Joinder Agreement
K	Security Agreement
L	Intercreditor Agreement
M	Pledge Agreement

v

CREDIT AGREEMENT

This CREDIT AGREEMENT (“Agreement”) is entered into as of September 26, 2008, among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“2007 Annual Financial Statements” means the audited consolidated and unaudited consolidating balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2007, the related audited consolidated and unaudited consolidating statement of income or operations, and the related consolidated statements of shareholders’ equity and cash flows, for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

“Account Debtor” means each Person obligated in any way on or in connection with an Account, chattel paper or a general intangible (including a payment intangible).

“Accounts” means, collectively, all of the following property of the Borrower or any Grantor, whether now owned or hereafter acquired or arising; all accounts, as defined in the UCC, including any rights to payment for the sale, lease or license of goods or rendition of services, whether or not they have been earned by performance.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” has the meaning specified in the introductory paragraph hereto.

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time. If the Commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or otherwise or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Utilization Rate as set forth below:

Pricing Level	Utilization Rate	Commitment Fee	Letter of Credit Fee	Eurodollar Rate +	Base Rate +
1	Less than or equal to 25%	0.20%	2.00%	2.25%	0.50%
2	Less than or equal to 50% but greater than 25%	0.30%	2.50%	2.75%	0.75%
3	Greater than 50%	0.40%	3.00%	3.25%	1.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Utilization Rate shall become effective as of the first Business Day immediately following the date a Borrowing Base Certificate is delivered pursuant to Section 6.05(e); provided, however, that if a Borrowing Base Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 3 shall apply as of the first Business Day after the date on which such Borrowing Base Certificate was required to have been delivered and shall remain in effect until the date on which such Borrowing Base Certificate is delivered.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Banc of America Securities LLC, in its capacity as sole lead arranger and sole book manager.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Auto Dealer” means a Person engaged in the sale of New Motor Vehicles and/or Used Motor Vehicles pursuant to a franchise or licensing agreement with a Manufacturer and related operations.

“Auto-Extension Letter of Credit” has the meaning set forth in Section 2.03(b)(iii).

“Autoborrow Agreement” shall have the meaning specified in Section 2.04(b).

“Automatic Debit Date” means the third Business Day of each calendar month.

“Available Unused Commitments” means, as of any date of determination, the total of (a) the lesser of the Aggregate Commitments and the Borrowing Base minus (b) Total Outstandings.

“Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.05.

“Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

“Borrowing Base” means as of any date of determination, the sum of:

(a) the sum of (i) 80% of the Net Book Value of Eligible Accounts, (ii) 65% of the Net Book Value of Eligible Inventory, and (iii) 25% of the Net Book Value of Eligible Equipment, in each case as of the date of the Borrowing Base Certificate most recently received by the Administrative Agent on or prior to such date; and

(b) the lesser of (i) 75% of Consolidated Pro Forma EBITDA for the period of twelve (12) calendar months ending on the date of such Borrowing Base Certificate, and (ii) 40% of the amount determined under clause (a) above.

“Borrowing Base Certificate” means a certificate by a Responsible Officer of the Borrower, substantially in the form of Exhibit H (or another form reasonably acceptable to the Administrative Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Administrative Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Administrative Agent. Notwithstanding the foregoing, if the Administrative Agent has reasonable grounds to believe that the calculation of the Borrowing Base set forth in any Borrowing Base Certificate is not in accordance with this Agreement, the Administrative Agent shall inform the Borrower of the grounds for such belief and shall request confirmation by the Borrower of the calculation. Prior to confirmation, the Borrowing Base may be adjusted by the Administrative Agent so the calculation thereof is in accordance with this Agreement (in the Administrative Agent’s reasonable determination).

“Borrowing Base Permitted Liens” means, collectively, (i) Liens permitted by Section 5.16(b) or Section 7.02(a) or (b) and (ii) Liens permitted by Section 5.16(c).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Cash Collateralize” has the meaning specified in Section 2.03(g).

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Change of Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition, in one or a series of related transactions, of the voting stock in the Borrower, the result of which is that a Person other than a Permitted Holder becomes the beneficial owner, directly or indirectly of more than 35% of the voting stock of the Borrower, measured by voting power rather than number of shares, or (b) a Change of Control as defined in any of the Indentures. As used herein, “Permitted Holder” means those direct and indirect beneficial owners of the voting stock of the Borrower as of the Closing Date. As used herein, voting stock of any Person as of any date means the capital stock of such Person that at such date is entitled to vote in the election of the Board of Directors of such Person.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means, collectively, the assets and rights and interests in property of any Person in which the Administrative Agent, on behalf of the Secured Parties, is granted a Lien under any Security Instrument as security for all or any portion of the Obligations.

“Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type made by each of the Lenders pursuant to Section 2.01.

“Committed Loan” has the meaning specified in Section 2.01.

“Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Consolidated Adjusted Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, (a) Consolidated Funded Indebtedness minus (b) Permitted Floorplan Silo Indebtedness.

“Consolidated Adjusted Current Liabilities” means, as of any date of determination, the total of (a) the current liabilities of the Borrower and its Subsidiaries on a consolidated basis, plus (b) Permitted Floorplan Silo Indebtedness to the extent not reflected as a current liability, minus (c) to the extent included in current liabilities in clause (a), any balloon payment due under this Agreement, or under any Permitted Real Estate Debt or Subordinated Indebtedness, other than (in each case under this clause (c)) any such balloon payment due within two (2) fiscal quarters following the date of determination.

“Consolidated Current Assets” means, as of any date of determination, the current assets of the Borrower and its Subsidiaries on a consolidated basis.

“Consolidated Current Ratio” means, as of any date of determination, the ratio of (a) the sum of Consolidated Current Assets plus Available Unused Commitments to (b) Consolidated Adjusted Current Liabilities.

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense for such period (other than interest expense with respect to Permitted Floorplan Silo Indebtedness), (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries on a consolidated basis for such period, (iii) depreciation and amortization expense of the Borrower and its Subsidiaries on a consolidated basis and (iv) other non-cash expenses of the Borrower and its Subsidiaries on a consolidated basis reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) to the extent included in calculating such Consolidated Net Income, all non-cash items increasing Consolidated Net Income for such period.

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the total of (i) Consolidated EBITDA for the four fiscal quarter period ending on such date, plus (ii) Consolidated Rental Expense for such period, less (iii) deemed capital expenditures in an amount equal to $150,000 for each Dealer Location in existence on such date, to (b) the sum of (i) Consolidated Interest Expense (but excluding interest expense with respect to Permitted Floorplan Silo Indebtedness), plus (ii) scheduled amortization during such period of the principal portion of all Indebtedness for money borrowed (other than any balloon, bullet or similar principal payment which repays or refinances such Indebtedness in full) of the Borrower and its Subsidiaries on a consolidated basis, plus (iii) Consolidated Rental Expense, less (iv) Consolidated Pro Forma Rent Savings, plus (v) Taxes paid in cash during such period by the Borrower and its Subsidiaries.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness (other than trade accounts payable incurred in the ordinary course of business), (c) all direct reimbursement obligations arising under funded or drawn letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary (or is expressly made with limited recourse to the Borrower or such Subsidiary, in which case the amount of such Indebtedness (for the purpose of determining Consolidated Funded Indebtedness) is limited to the extent of such recourse).

“Consolidated Interest Expense” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all cash interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.

“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income from continuing operations of the Borrower and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period.

“Consolidated Pro Forma EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, Consolidated EBITDA for such period, adjusted to (a) include the Consolidated EBITDA attributable to Permitted Acquisitions (and to exclude the Consolidated EBITDA attributable to Permitted Dispositions of assets) occurring during such period on a pro forma basis for the period from the first day of the applicable period through the date of the closing of each such Permitted Acquisition or Permitted Disposition, provided that (i) historical financial statements (audited or unaudited, as permitted by the Administrative Agent in its reasonable discretion) support such adjustment to the satisfaction of the Administrative Agent and (ii) such pro forma adjustment shall not increase Consolidated EBITDA by more than 20%, and (b) include Consolidated Pro Forma Rent Savings.

“Consolidated Pro Forma Rent Savings” means the pro forma rent savings associated with any leased properties purchased within the prior twelve-month period, as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Rental Expense” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the aggregate amount of fixed and contingent rentals payable by the Borrower and its Subsidiaries with respect to leases of real and personal property (excluding capital lease obligations) determined in accordance with GAAP for such period.

“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted Funded Indebtedness as of such date to (b) Consolidated Pro Forma EBITDA for the four fiscal quarters most recently ended on or prior to such date.

“Consolidated Total Senior Leverage Ratio” means, as of any date of determination, the ratio of (a) the total of (i) Consolidated Adjusted Funded Indebtedness as of such date less (ii) Subordinated Indebtedness as of such date to (b) Consolidated Pro Forma EBITDA for the four fiscal quarters most recently ended on or prior to such date.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Dealer Location” means any physical site at which any Subsidiary of the Borrower operates a Motor Vehicle dealership, repair or service facility.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate for Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder unless such failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” mean lawful money of the United States.

“Dual Floorplan Silo Subsidiaries” has the meaning given that term in the definition of “Permitted Floorplan Silo Indebtedness”.

“Eligible Accounts” means the Accounts, other than contracts-in-transit, of the Borrower and its Subsidiaries that are Grantors arising from the sale, lease or license of goods or rendition of services in the ordinary course of business;

provided that (a) Eligible Accounts shall not (unless otherwise agreed to by the Administrative Agent) include any Account:

(i) with respect to which any of the representations, warranties, covenants, and agreements contained in the Loan Documents are incorrect or have been breached;

(ii) except as provided in clause (b)(viii) below, with respect to which either the perfection, enforceability, or validity of the Administrative Agent’s Liens in such Account, or the Administrative Agent’s right or ability to obtain direct payment to the Administrative Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

(iii) owed by an Account Debtor which is obligated to the Borrower or the applicable Subsidiary respecting Accounts the aggregate unpaid balance of which exceeds twenty-five percent (25%) of the aggregate unpaid balance of all Accounts owed to the Borrower or the applicable Subsidiary at such time by all of the Borrower’s or the applicable Subsidiary’s Account Debtors, but only to the extent of such excess; or

(iv) that is not subject to the Administrative Agent’s Liens which are perfected as to such Accounts, or that is subject to any other Lien whatsoever other than Borrowing Base Permitted Liens; and

provided, further, that (b) at least 90% of the Eligible Accounts shall not include any Account:

(i) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

(ii) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

(iii) that represents a progress billing (as hereinafter defined) or as to which the Borrower or any Subsidiary has extended the time for payment without the consent of the Administrative Agent; for the purposes hereof, “progress billing” means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon the Borrower’s or the applicable Subsidiary’s completion of any further performance under the contract or agreement;

(iv) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under Debtor Relief Laws; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a “custodian,” as defined in the Bankruptcy Code of the United States; the institution by or against the Account Debtor of any other type of insolvency proceeding (under Debtor Relief Laws or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

(v) owed by an Account Debtor which: (1) does not maintain its chief executive office in the United States or Canada; (2) is not organized under the laws of the United States, Canada or any state or province thereof; (3) is not, if a natural person, a citizen of the United States or Canada residing therein; or (4) is a Governmental Authority of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof;

(vi) owed by an Account Debtor which is an Affiliate, officer, director or employee of the Borrower or any Subsidiary;

(vii) owed by an Account Debtor to which the Borrower or any Subsidiary is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor (including, without limitation, all Accounts that are subject to any agreement encumbering or limiting in any manner the Borrower’s or any Subsidiary’s access to such Accounts), unless the Account Debtor has entered into an agreement acceptable to the Administrative Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor, but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

(viii) owed by any Governmental Authority, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), and any other steps necessary to perfect the Administrative Agent’s Liens therein, have been complied with to the Administrative Agent’s satisfaction with respect to such Account;

(ix) owed by any Governmental Authority and as to which the Administrative Agent determines that its Lien therein is not or cannot be perfected;

(x) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

(xi) which is evidenced by a promissory note or other instrument or by chattel paper;

(xii) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the Borrower or any Subsidiary to seek judicial enforcement in such state of payment of such Account, unless the Borrower or any Subsidiary has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

(xiii) that arises out of a sale not made in the ordinary course of the Borrower’s or the applicable Subsidiary’s business or out of finance or similar charges;

(xiv) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrower or the applicable Subsidiary and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

(xv) in which the payment thereof has been extended, the Account Debtor has made a partial payment, or such Account arises from a sale on a cash-on-delivery basis; or

(xvi) which includes a billing for interest, fees or late charges, provided that ineligibility shall be limited to the extent of such billing.

The Borrower, by including an Account in any computation of the Borrowing Base, shall be deemed to represent and warrant to the Administrative Agent and the Lenders that (y) such Account is not of the type described in any of (a)(i) through (iv) above and (z) at least 90% of the Accounts included in the computation of such Borrowing Base are not of the type described in any of (b)(i) through (xvi) above; and if any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded by the Borrower from the calculation of Eligible Accounts. If the Administrative Agent or the Required Lenders have reasonable grounds to believe that an Account is of the type described in any of clauses (a)(i) through (iv) above or that any Account or Accounts cause the calculation of the Borrowing Base to violate proviso (b) above, the Administrative Agent shall inform the Borrower of the grounds for such belief and shall request confirmation by the Borrower of the eligibility of such Account or Accounts. Prior to confirmation of the eligibility thereof by the Borrower, such Account or Accounts shall not be considered Eligible Accounts and no representation and warranty shall have been deemed made with respect thereto.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

“Eligible Equipment” means Equipment of the Borrower or a Subsidiary that is a Grantor;

provided that (a) Eligible Equipment shall not (unless otherwise agreed to by the Administrative Agent) include any Equipment:

(i) that is not legally owned by the Borrower or a Subsidiary; or

(ii) that is not subject to the Administrative Agent’s Liens which are perfected as to such Equipment, or that is subject to any other Lien whatsoever other than Borrowing Base Permitted Liens; and

provided, further, that (b) at least 90% of the Eligible Equipment shall not include any Equipment:

(i) that is not in good working condition for its intended use or for sale; or

(ii) that is located outside the United States or at a location other than a place of business of the Borrower or a Subsidiary.

The Borrower, by including Equipment in any computation of the Borrowing Base, shall be deemed to represent and warrant to the Administrative Agent and the Lenders that (y) such Equipment is not of the type described in any of (a)(i) through (ii) above and (z) at least 90% of the Equipment included in the computation of such Borrowing Base is not of the type described in any of (b)(i) through (ii) above, and if any Equipment at any time ceases to be Eligible Equipment, then such Equipment shall promptly be excluded by the Borrower from the calculation of Eligible Equipment. If the Administrative Agent or the Required Lenders have reasonable grounds to believe that an item of Equipment is of the type described in any of clauses (a)(i) through (ii) above or that any item of Equipment causes the calculation of the Borrowing Base to violate proviso (b) above, the Administrative Agent shall inform the Borrower of the grounds for such belief and shall request confirmation by the Borrower of the eligibility of such Equipment. Prior to confirmation of the eligibility thereof by the Borrower, such Equipment shall not be considered Eligible Equipment and no representation and warranty shall have been deemed made with respect thereto.

“Eligible Inventory” means Inventory consisting of parts and accessories (but specifically excluding Motor Vehicles and parts and accessories affixed thereto);

provided that (a) Eligible Inventory shall not (unless otherwise agreed to by the Administrative Agent) include any Inventory:

(i) that is not owned by the Borrower or a Subsidiary that is a Grantor;

(ii) that is not subject to the Administrative Agent’s Liens which are perfected as to such Inventory, or that is subject to any other Lien whatsoever, other than Borrowing Base Permitted Liens;

(iii) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrower’s or the applicable Subsidiary’s business, or that is slow moving or stale;

(iv) that is obsolete; or

(v) that is Inventory placed on consignment; and

provided further that (b) at least 90% of the Eligible Inventory shall not include any Inventory:

(i) that does not consist of finished goods;

(ii) that consists of raw materials, work-in-process, chemicals (other than gas, oil and grease), samples, prototypes, supplies, or packing and shipping materials;

(iii) that is not in good condition, is unmerchantable or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

(iv) that is returned or repossessed or used goods taken in trade;

(v) that is located outside the United States of America or Canada (or that is in-transit from vendors or suppliers); or

(vi) that is located in a public warehouse or in possession of a bailee, if the warehouseman or the bailee has not delivered to the Administrative Agent, if requested by the Administrative Agent, a subordination agreement in form and substance reasonably satisfactory to the Administrative Agent.

The Borrower, by including Inventory in any computation of the Borrowing Base, shall be deemed to represent and warrant to the Administrative Agent and the Lenders that (y) such Inventory is not of the type described in any of (a)(i) through (v) above and (z) at least 90% of the Inventory included in the computation of such Borrowing Base is not of the type described in any of (b)(i) through (vi) above, and if any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded by the Borrower from the calculation of Eligible Inventory. If the Administrative Agent or the Required Lenders have reasonable grounds to believe that an item of Inventory is of the type described in any of clauses (a)(i) through (v) above or that any item of Inventory causes the calculation of the Borrowing Base to violate proviso (b) above, the Administrative Agent shall inform the Borrower of the grounds for such belief and shall request confirmation by the Borrower of the eligibility of such Inventory. Prior to confirmation of the eligibility thereof by the Borrower, such Inventory shall not be considered Eligible Inventory and no representation and warranty shall have been deemed made with respect thereto.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning given such term in Section 9-102 of the UCC.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“Escrow and Security Agreement” means that certain Escrow and Security Agreement dated as of the Closing Date made by the Borrower and certain Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit I attached hereto, as supplemented from time to time by the execution and delivery of Joinder Agreements pursuant to Section 6.14, and as otherwise supplemented, amended, or modified from time to time.

“Eurodollar Rate” means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for

Dollar deposits (for delivery on the first day of such Interest Period) with a term of one month. If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term of one month would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. A Loan bearing interest at the Eurodollar Rate may be borrowed, repaid or converted on any day without giving rise to any additional payment for “break funding” losses.

“Eurodollar Rate Committed Loan” means a Committed Loan that is a Eurodollar Rate Loan.

“Eurodollar Rate Loan” means a Committed Loan that bears interest at a rate based on the Eurodollar Rate.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Property” means collectively: (a) any of the following, to the extent (but only to the extent) that any Franchise Agreement or Framework Agreement prohibits the granting of a security interest in such property: any Equity Interests of any Subsidiary owning (directly or indirectly) and/or operating a Franchise, the proceeds from the sale of any Franchise Agreement or Framework Agreement or any Equity Interests of any Subsidiary, any Framework Agreements, Franchise Agreements or other contracts or agreements with a manufacturer or distributor of Motor Vehicles relating to the ownership or operation of any Franchise, and any contract rights or other privileges (including, without limitation, any licenses) arising pursuant to any Framework Agreement, Franchise Agreement or other such agreement; and (b) any contract or agreement (other than any contract that is Excluded Property pursuant to clause (a) above) in which any Grantor has any right, title or interest if and to the extent such contract or agreement is subject to a contractual provision or other restriction on assignment;

provided that any of the foregoing exclusions in clause (a) or (b) shall not apply if (x) such prohibition has been waived or such other Person has otherwise consented to the creation hereunder of a security interest in such agreement, or (y) such prohibition would be rendered ineffective pursuant to Section 9-406, 9-407 or 9-408 of Article 9 of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law or principles of equity; and

provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, such Grantor shall be deemed to have granted a security interest in all its rights, title and interests in and to such contract or agreement.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) any backup withholding tax that is required by the Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 10.13), any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(ii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii) or (iii).

“Existing Credit Agreement” means that certain Revolving Credit Agreement dated as of March 23, 2005 among the Borrower, certain Subsidiaries of the Borrower party thereto, JPMorgan Chase Bank, N.A., as administrative agent and floorplan agent, Bank of America, as syndication agent, and a syndicate of lenders.

“Existing Letters of Credit” means those letters of credit listed on Schedule 2.03(a)(i).

“Existing Swap Agreement” means that certain ISDA Master Agreement dated as of May 20, 2008 between the Borrower and Wachovia Bank, National Association, as amended prior to the Closing Date or at any time thereafter that Wachovia Bank, National Association is a Lender or an Affiliate of a Lender.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the letter agreement, dated August 1, 2008, among the Borrower, the Administrative Agent and the Arranger.

“Floorplan Silo Lenders” has the meaning given that term in the definition of “Permitted Floorplan Silo Indebtedness”.

“Floorplan Silo Subsidiaries” means, collectively, “Single Floorplan Silo Subsidiaries” and “Dual Floorplan Silo Subsidiaries”.

“Foreign Lender” means any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes (including such a Lender when acting in the capacity of the L/C Issuer. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Framework Agreement” means a framework agreement, in each case between a Loan Party and a manufacturer or distributor of Motor Vehicles.

“Franchise” means any division of a Subsidiary that holds (or the portion of the assets of such Subsidiary that constitutes) the assets of a particular franchise for the sale of New Motor Vehicles and/or Used Motor Vehicles. A Subsidiary may own and operate one or more than one Franchise. (By way of example, and without limiting the generality of the foregoing, Asbury Automotive St. Louis, L.L.C. is a Subsidiary that, as of the date hereof, owns a BMW Franchise and an Infiniti Franchise, among others.)

“Franchise Agreement” has the meaning given that term in Section 5.20.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“General Intangible” has the meaning given such term in Section 9-102 of the UCC.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantor” has the meaning given such term in Section 2.15(c).

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means (a) any Person that, at the time it enters into a Swap Contract required or permitted under Article VI or VII, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract or (b) in the case of the Existing Swap Contract, Wachovia Bank, National Association, in its capacity as a party to such Swap Contract.

“Increase Effective Date” has the meaning given such term in Section 2.14(d).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) capital leases and Synthetic Lease Obligations;

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 10.04(b).

“Indentures” means, collectively, (a) that certain Indenture, dated as of December 23, 2003 (as amended, supplemented and otherwise modified by that certain First Supplemental Indenture, dated as of January 21, 2004, that certain Second Supplemental Indenture, dated December 7, 2004, that certain Third Supplemental Indenture, dated as of September 30, 2005, that certain Fourth Supplemental Indenture, dated as of March 15, 2007, and that Fifth Supplemental Indenture, dated as of June 29, 2007), governing those certain $200,000,000, 8% Senior Subordinated Notes due 2014, issued by the Borrower, (b) that certain Indenture, dated as of March 16, 2007 (as amended, supplemented and otherwise modified by that certain First Supplemental Indenture, dated as of June 29, 2007) governing those certain $115,000,000, 3% Senior Subordinated Convertible Notes due 2012, issued by the Borrower, and (c) that certain Indenture, dated as of March 26, 2007 (as amended, supplemented and otherwise modified by that certain First Supplemental Indenture, dated as of June 29, 2007), governing those certain $150,000,000, 7.625% Senior Subordinated Notes due 2017, issued by the Borrower.

“Information” has the meaning specified in Section 10.07.

“Intercreditor Agreement” means the Intercreditor Agreement made by and among the Administrative Agent, JPMorgan Chase Bank, N.A., as used vehicle facility agent, and the Floorplan Silo Lenders party thereto, substantially in the form of Exhibit L, as such agreement may be supplemented from time to time by execution and delivery of Joinder Agreements pursuant to Section 6.14 and revised schedules in accordance with the terms of the Intercreditor Agreement, and as otherwise supplemented, amended, or modified from time to time.

“Interest Payment Date” means the Automatic Debit Date of each calendar month.

“Interest Period” means a period of approximately one month commencing on the first Business Day of each month and ending on the first Business Day of the following month.

“Inventory” has the meaning given such term in Section 9-102 of the UCC.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

“Joinder Agreement” means each Joinder Agreement, substantially in the form of Exhibit J, executed and delivered by a Subsidiary or any other Person to the Administrative Agent, for the benefit of the Secured Parties, pursuant to Section 6.14.

“Landlord Waiver” means, as to any leasehold interest of a Loan Party, a landlord waiver and consent agreement or subordination and consent agreement, in each case executed by the landlord of such leasehold interest, and in form and substance reasonably satisfactory to the Administrative Agent.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is fifteen days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.03(i).

“Letter of Credit Sublimit” means an amount equal to $50,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Committed Loan or a Swing Line Loan.

“Loan Documents” means, collectively, this Agreement, each Note, each Issuer Document, each Security Instrument, the Subsidiary Guaranty, the Fee Letter and any Autoborrow Agreement.

“Loan Parties” means, collectively, the Borrower, each Subsidiary Guarantor, and each Person (other than the Administrative Agent, any Lender or other Secured Party) executing a Security Instrument.

“Manufacturer” means the manufacturer of, or a manufacturer-appointed wholesale distributor of, a Motor Vehicle.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets or liabilities (actual or contingent), or financial condition of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Material Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived, except that any event set forth in Section 4043(c)(2), (3), (7), (8), (9), (11) or (12) shall constitute a Material Reportable Event only if such occurrence could be expected to have a Material Adverse Effect.

“Maturity Date” means August 15, 2012.

“Maximum Aggregate Increase Amount” has the meaning set forth in Section 2.14(a).

“Moody’s” means Moody’s Investor’s Service, Inc.

“Motor Vehicle” means any motorized vehicle approved for highway use by any State of the United States.

“Net Book Value” means, (i) for any Eligible Account, the gross amount of such Eligible Account less (to the extent not otherwise deducted in calculating such gross amount, and without duplication) sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, bad debts, reserves, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed in respect of such Eligible Account, and (ii) for any Eligible Inventory, the lower of cost (on a first-in, first-out basis) or market, net of reserves, and (iii) for any Eligible Equipment, the then-current book value (after deducting all accumulated depreciation and amortization of such Eligible Equipment through the date of measurement) of such Eligible Equipment (giving effect to any adjustments to such book value on or prior to the date of measurement thereof).

“Net Cash Proceeds” means, with respect to any Disposition by any Loan Party, the excess, if any, of (a) the sum of cash received in connection with such transaction less (b) the sum of (i) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents) and (ii) the reasonable and customary out-of-pocket cash expenses incurred by such Loan Party in connection with such transaction.

“New Motor Vehicle” means any Motor Vehicle not previously titled and which Motor Vehicle (a) has been acquired from the Manufacturer with which the Person owning said Motor Vehicle has an executed Franchise Agreement and (b) is not reflected as a used vehicle on the books and records of such Person, and shall include, without limitation, any such new Motor Vehicle that is used by such Person as a service loaner vehicle, demonstrator or daily rental vehicle.

“Non-Extension Notice Date” has the meaning set forth in Section 2.03(b)(iii).

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit or Secured Hedge Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

“Participant” has the meaning specified in Section 10.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Acquisition” means any acquisition of a Subsidiary that is permitted by Section 6.13.

“Permitted Disposition” means any Disposition of property by the Borrower or any Subsidiary that is permitted by Section 7.04.

“Permitted Floorplan Silo Indebtedness” means Indebtedness (including Permitted Floorplan Silo Guaranties) incurred from time to time by the Borrower or any of its current or future Subsidiaries consisting of floorplan financing for New Motor Vehicles or Used Motor Vehicles provided by financial institutions or manufacturer-affiliated finance companies (“Floorplan Silo Lenders”) to the Borrower or such Subsidiaries (such Subsidiaries operating single dealerships, “Single Floorplan Silo Subsidiaries”, and such subsidiaries operating one or more dealerships, “Dual Floorplan Silo Subsidiaries”), provided that (i) with respect to financing of New Motor Vehicles, such financing applies only to certain New Motor Vehicles sold to such Floorplan Silo Subsidiaries by any manufacturer, (ii) with respect to financing of Used Motor Vehicles, the proceeds of such financing are used for purchasing and carrying Used Motor Vehicles, working capital, capital expenditures, and other lawful corporate purposes, (iii) such indebtedness is secured by (x) in the case of Floorplan Silo Lenders providing New Motor Vehicle floorplan financing, a lien on certain assets of the Floorplan Silo Subsidiaries (including New Motor Vehicles financed and the proceeds thereof and certain general intangibles, but excluding real property, furniture, fixtures, equipment, Used Motor Vehicle inventory and the proceeds thereof (including related contracts-in-transit)), and (y) in the case of Floorplan Silo Lenders providing Used Motor Vehicle floorplan financing, a lien on Used Motor Vehicle inventory and the proceeds thereof (including related contracts-in-transit)), and (iv) the Administrative Agent shall have executed with such Floorplan Silo Lenders (or in the case of a Used Motor Vehicle Facility, the Used Motor Vehicle Facility Agent) the Intercreditor Agreement.

“Permitted Floorplan Silo Guaranty” means, with respect to any Permitted Floorplan Silo Indebtedness provided by any Floorplan Silo Lender, the guaranty of such Indebtedness by (a) the Borrower, (b) any Subsidiary that operates one or more dealerships at which New Motor Vehicle floorplan financing is provided by such Floorplan Silo Lender, or (c) (in the case of a guaranty of a Used Motor Vehicle Facility) any Subsidiary.

“Permitted Liens” means those Liens described in Section 7.02.

“Permitted Real Estate Debt” means that certain Indebtedness described on Schedule 7.01(f), and any other Indebtedness (other than Swap Contracts) of a Loan Party (i) secured solely by real property, fixtures, related real property rights, related contracts and proceeds of the foregoing, owned by such Loan Party, and (ii) for which no Person other than the obligor of such Indebtedness, the Borrower or the tenant occupying such property has any liability with respect to such Indebtedness; provided further that (x) the aggregate amount of all Permitted Real Estate Debt outstanding at any time shall not exceed eighty-five percent (85%) of the value of the real property securing such Indebtedness, as evidenced by the respective appraisals of the real property ordered in connection with obtaining such Indebtedness, (y) the amount of any Permitted Real Estate Debt relating to a particular parcel of real property shall not exceed one hundred percent (100%) of the value of such parcel securing such Indebtedness, as evidenced by the respective appraisal of such parcel ordered in connection with obtaining such Indebtedness, and (z) upon the request of the Administrative Agent, the Borrower shall promptly deliver to the Administrative Agent a copy of any appraisal described in clause (x) or (y) above.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning specified in Section 6.05.

“Pledge Agreement” means that certain Securities Pledge Agreement dated as of the Closing Date made by the Borrower and each other Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit M attached hereto, as supplemented from time to time by the execution and delivery of Joinder Agreements pursuant to Section 6.14, and as otherwise supplemented, amended, or modified from time to time.

“Post-Closing Agreement” has the meaning specified in Section 4.01(a).

“Qualified Sale/Leaseback Transaction” means a sale by any of the Loan Parties of personal property or real property and related fixtures and accessories used in the ordinary course of business, which property does not include any Collateral and which property is, in a concurrent transaction, leased by such Loan Party from the purchaser thereof under a lease agreement, the terms of which, as of the date of such transaction, based upon the immediately preceding four fiscal quarters of the Borrower, would not cause the Borrower to be in Default under any of the provisions of this Agreement.

“Register” has the meaning specified in Section 10.06(c).

“Regulation T” means Regulation T of the FRB, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the FRB, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the FRB, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the Commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or otherwise, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Borrower’s stockholders, partners or members (or the equivalent Person thereof).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means (a) any Swap Contract required or permitted under Article VI or VII that is entered into by and between any Loan Party and any Hedge Bank and (b) the Existing Swap Agreement.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, Hedge Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Security Instruments.

“Security Agreement” means that certain Security Agreement dated as of the Closing Date made by the Borrower and each other Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit K attached hereto, as supplemented from time to time by the execution and delivery of Joinder Agreements pursuant to Section 6.14, and as otherwise supplemented, amended, or modified from time to time.

“Security Instruments” means, collectively or individually as the context may indicate, the Security Agreement, the Pledge Agreement, the Escrow and Security Agreement, any Joinder Agreement, and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower, any other Loan Party, or any other Person shall grant or convey to the Administrative Agent, for the benefit of the Secured Parties a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations and any other obligation under any Loan Document.

“Single Floorplan Silo Subsidiaries” has the meaning given that term in the definition of “Permitted Floorplan Silo Indebtedness”.

“Subordinated Indebtedness” means all Subordinated Indenture Indebtedness and all other Indebtedness of the Borrower or its Subsidiaries which (a) is subordinated to the Obligations contained herein in a manner reasonably acceptable to the Administrative Agent or has subordination terms substantially similar to those in the Indentures, (b) does not require or permit any payment of principal (or give the holder thereof any rights to require repurchase of such Indebtedness through put rights or otherwise) prior to the date that is 30 days after the Maturity Date, (c) has interest rates and fees that are not in excess of the rates and fees standard in the market at the time such Indebtedness is incurred, (d) has standstill and blockage provisions with regard to payments and enforcement actions that are no more adverse to the Lenders than those in the Indentures (as such standstill and blockage provisions relate to the Existing Credit Agreement lenders and lenders that provide Motor Vehicle floorplan financing to the Borrower or any of its Subsidiaries), and (e) otherwise contains terms and conditions reasonably acceptable to the Administrative Agent or substantially similar to those in the Indentures.

“Subordinated Indenture Indebtedness” means Indebtedness of the Borrower or any of its Subsidiaries incurred or outstanding under any of the Indentures.

“Subsidiary” means any Person of which or in which any other Person (the “Parent”) or any other Subsidiary of the Parent owns directly or indirectly more than fifty percent (50%) of:

(a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation;

(b) the capital interest or profits interest of such Person, if it is a partnership, joint venture or similar entity; or

(c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization.

Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantors” means, collectively, all Subsidiaries executing a Subsidiary Guaranty on the Closing Date and all other Subsidiaries that enter into a Joinder Agreement.

“Subsidiary Guaranty” means the Subsidiary Guaranty Agreement made by the Subsidiary Guarantors in favor of the Administrative Agent and the Secured Parties, substantially in the form of Exhibit F, as supplemented from time to time by execution and delivery of Joinder Agreements pursuant to Section 6.14 and as otherwise supplemented, amended, or modified from time to time.

“Swap Contract” means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person for the purposes of applicable creditors’ rights Laws or Debtor Relief Laws (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Type” means, with respect to a Committed Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“Uniform Commercial Code” and “UCC” mean (a) with respect to any capitalized term that is defined hereunder by reference to the “UCC”, the Uniform Commercial Code as in effect in the state of New York, and (b) in all other cases, the applicable Uniform Commercial Code of any state or other jurisdiction.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“Used Motor Vehicle” means any Motor Vehicle other than a New Motor Vehicle.

“Used Motor Vehicle Facility” means any credit facility for financing Used Motor Vehicle Inventory of the Borrower or any of its Subsidiaries.

“Used Motor Vehicle Facility Agent” means the administrative agent with respect to any Used Motor Vehicle Facility.

“Utilization Rate” means, as of any date of determination, Total Outstandings (as of the date of the most recent Borrowing Base Certificate received by the Administrative Agent) divided by the lesser of (a) Aggregate Commitments (as of the date of such Borrowing Base Certificate) and (b) the Borrowing Base (as of the date of such Borrowing Base Certificate).

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the 2007 Annual Financial Statements, except as otherwise specifically prescribed herein.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Required Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

(c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB Interpretation No. 46 – Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

ARTICLE II.

THE COMMITMENTS AND CREDIT EXTENSIONS

2.01 Committed Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Committed Borrowing, (a) the Total Outstandings shall not exceed the lesser of (i) the Borrowing Base and (ii) the Aggregate Commitments, and (b) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

2.02 Borrowings, Conversions and Continuations of Committed Loans.

(a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) one Business Day prior to the requested date of any Borrowing of, conversion to or continuation of

Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Committed Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Committed Loans; provided that with respect to any Borrowing made on the Closing Date, such notice must be received by the Administrative Agent not later than 11:00 a.m. on the Closing Date. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, and (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Eurodollar Rate Loans. Any such automatic conversion to Eurodollar Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender (on the Business Day of receipt, provided that the Administrative Agent has received such Committed Loan Notice by 11:00 a.m. in accordance with clause (a), above) of the amount of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic continuation of or conversion to Eurodollar Rate Loans described in the preceding subsection. In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by crediting the account of the Borrower on the books of Bank of America with the amount of such funds; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

(c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan.

(d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Eurodollar Rate Loans upon determination of such interest rate.

At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

2.03 Letters of Credit.

(a) The Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the lesser of (1) the Borrowing Base and (2) the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(ii) The L/C Issuer shall not issue any Letter of Credit, if:

(A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than eighteen months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

(B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

(iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000;

(D) such Letter of Credit is to be denominated in a currency other than Dollars;

(E) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(F) a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.

(iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least ten Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

(ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.

(iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Eurodollar Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Eurodollar Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent (or, if later, one Business Day after the Administrative Agent delivers such notice), whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Eurodollar Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Eurodollar Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v) Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the

Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Cash Collateral. Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Sections 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

(h) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit.

(i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees for each Letter of Credit shall be due and payable quarterly in advance, commencing on the date of issuance of such Letter of Credit or (if such Letter of Credit is an Existing Letter of Credit) the Closing Date, and on the third Business Day of each April, July, October and January thereafter, and automatically debited from a deposit account maintained by the Borrower with Bank of America (provided that if there are not sufficient funds in such account to pay such Letter of Credit Fees, then the Borrower shall pay such fees in cash when due). If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum specified in the Fee Letter, computed on the daily amount available to be drawn under such Letter of Credit and on an annual basis in advance. Notwithstanding anything to the contrary in the Fee Letter, such fronting fee for each Letter of Credit shall be (i) due and payable quarterly in advance, commencing with the date of issuance of such Letter of Credit (or if such Letter of Credit is an Existing Letter of Credit) on the Closing Date, and on the third Business Day of each April, July, October and January thereafter, and (ii) may be automatically debited from a deposit account maintained by the Borrower with Bank of America (provided that if there are not sufficient funds in such account to pay such fronting fees, then the Borrower shall pay such fees in cash when due). For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

2.04 Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein and in the Autoborrow Agreement, if any, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the lesser of (A) the Borrowing Base and (B) the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. The

Borrower may request that a Swing Line Loan be either a Base Rate Loan or a Eurodollar Rate Loan. If the Borrower fails to specify a whether a Swing Line Loan is a Base Rate Loan or a Eurodollar Rate Loan, then the applicable Swing Line Loan shall be made as a Eurodollar Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.

(b) Borrowing Procedures. At any time an Autoborrow Agreement is not in effect, each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, (ii) the requested borrowing date, which shall be a Business Day, and (iii) the Type of Swing Line Loan to be borrowed. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds. A Swing Line Loan may not be converted from one Type to another (except as required by Section 3.02), but any Eurodollar Rate Committed Loan that refinances a Swing Line Loan pursuant to Section 2.04(c)(i) may be converted from time to time in accordance with Section 2.02.

In order to facilitate the borrowing of Swing Line Loans, the Borrower and the Swing Line Lender may mutually agree to, and are hereby authorized to, enter into an Autoborrow Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Swing Line Lender (the “Autoborrow Agreement”) providing for the automatic advance by the Swing Line Lender of Swing Line Loans under the conditions set forth in such agreement, subject to the conditions set forth herein (other than any requirements that are set forth only in the immediately preceding paragraph). At any time such an Autoborrow Agreement is in effect, the requirements for Swing Line Borrowings set forth in the immediately preceding paragraph shall not apply, and all Swing Line Borrowings shall be made in accordance with the Autoborrow Agreement, until the right to such Swing Line Borrowings is suspended or terminated hereunder or in accordance with the terms of the Autoborrow Agreement. For purposes of determining the Outstanding Amount under the Commitment at any time during which an Autoborrow Agreement is in effect, the Outstanding Amount of all Swing Line Loans shall be deemed to be the amount of the Swing Line Sublimit. For purposes of any Swing Line Borrowing pursuant to the Autoborrow Agreement, all references to Bank of America shall be deemed to be a reference to Bank of America, in its capacity as Swing Line Lender hereunder.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may, request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Eurodollar Rate Committed Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding; provided that (unless an Autoborrow Agreement is then in effect) the Swing Line Lender intends to request each Lender to make such Eurodollar Rate Committed Loans no less frequently than twice in any given calendar month. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Eurodollar Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice (or, if later, one Business Day after the Swing Line Lender delivers such notice), whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Eurodollar Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Eurodollar Rate Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Eurodollar Rate Committed Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.05 Prepayments.

(a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. on the date of prepayment of such Loans; and (ii) any prepayment of Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(b) At any time during which an Autoborrow Agreement is not in effect, the Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time and from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000 (or, if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(c) If for any reason the Total Outstandings at any time exceed the lesser of (i) Aggregate Commitments then in effect and (ii) the Borrowing Base, the Borrower shall immediately upon notice or discovery thereof prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Loans the Total Outstandings exceed the lesser of (y) the Aggregate Commitments then in effect and (z) the Borrowing Base.

(d) If for any reason the aggregate Outstanding Amount of Swing Line Loans exceeds the Swing Line Sublimit, the Borrower shall immediately upon notice or discovery thereof repay Swing Line Loans in an aggregate amount at least equal to such excess.

2.06 Termination or Reduction of Commitments. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently (subject to Section 2.14) reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. fifteen (15) days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the lesser of (A) the Aggregate Commitments and (B) the Borrowing Base, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

2.07 Repayment of Loans.

(a) The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date.

(b) At any time the Autoborrow Agreement is in effect, the Swing Line Loans shall be repaid in accordance with the terms of such Autoborrow Agreement. At any time the Autoborrow Agreement is not in effect, the Borrower shall repay each Swing Line Loan (x) at any time on demand by the Swing Line Lender and (y) the Maturity Date.

2.08 Interest.

(a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date (or conversion date) at a rate per annum equal to the Eurodollar Rate plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date (or conversion date) at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) If any amount (other than principal of any Loan) payable by the Borrower or any Loan Party under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii) Upon the request of the Required Lenders, while any Event of Default exists, the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09 Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:

(a) Commitment Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Rate times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Committed Loans and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the Automatic Debit Date after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The commitment fees shall be calculated quarterly in arrears, and if there is any change in the respective Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by such Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. For purposes of clarity, Swing Line Loans shall not be included in calculating the Outstanding Amount of Committed Loans used in determining the commitment fees set forth above.

(b) Other Fees. The Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.11 Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(c) If the accounts and records maintained by any Lender with respect to any Credit Extensions made by, or the amount of any Loans, principal amounts, interest or fees owed to, such Lender hereunder are inconsistent with the accounts and records of the Administrative Agent with respect to such Credit Extensions, Loans, principal amounts, interest or fees, then (upon the reasonable request by such Lender therefor) the Administrative Agent shall provide an accounting of such Credit Extensions, Loans, principal amounts, interest or fees, in reasonably sufficient detail to enable such Lender to reconcile its books and records with those of the Administrative Agent.

2.12 Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to 12:00 noon on the date of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Committed Borrowing (provided that the Administrative Agent or the Swing Line Lender shall have delivered notice in accordance with this Agreement), the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Eurodollar Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Committed Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan, to purchase its participation or to make its payment under Section 10.04(c).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Committed Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Committed Loans and other amounts owing them, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

If a Lender is also a Floorplan Silo Lender, nothing contained in this Section 2.13 shall require it to share any payment that it receives under any Permitted Floorplan Silo Indebtedness owed to it.

2.14 Increase in Commitments.

(a) Request for Increase. Upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $50,000,000 over the Aggregate Commitments as of the Closing Date (the “Maximum Aggregate Increase Amount”); provided that (i) there exists no Default, (ii) any such request for an increase shall be in a minimum amount equal to the lesser of (A) $15,000,000 and (B) the difference between the Maximum Aggregate Increase Amount and the aggregate amount of prior increases in Commitments pursuant to this Section 2.14, and (iii) the Borrower may make a maximum of two such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. No Lender shall be obligated to provide any increase in its Commitment unless it so agrees.

(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.05, and (B) no Default exists. The Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.

(f) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

2.15 Security.

(a) Security. As security for the full and timely payment and performance of all Obligations, the Borrower shall, and shall cause all other Loan Parties to, on or before the Closing Date, do or cause to be done all things reasonably necessary in the opinion of the Administrative Agent to grant to the Administrative Agent for the benefit of the Secured Parties a duly perfected security interest in all personal property and other Collateral (other than Excluded Property) of the Borrower or any Loan Party, subject only to Permitted Liens. Without limiting the foregoing, the Borrower shall deliver, and shall cause each other applicable Loan Party to deliver, to the Administrative Agent (i) the Security Agreement, the Pledge Agreement and the Escrow and Security Agreement, and (ii) UCC financing statements in form, substance and number as reasonably requested by the Administrative Agent, reflecting the Lien in favor of the Administrative Agent for the benefit of the Secured Parties on the Collateral. In addition, and without limiting the foregoing, the Borrower shall take and cause each other Loan Party to take such further action, and deliver or cause to be delivered such further documents and instruments, as required by the Security Instruments or otherwise as the Administrative Agent may reasonably request to create, perfect and maintain the effectiveness and priority of the Liens contemplated by this Section 2.15 and each of the Security Instruments.

(b) Further Assurances. At the request of the Administrative Agent from time to time, the Borrower will or will cause all other Loan Parties, as the case may be, to execute, by their respective Responsible Officers, alone or with the Administrative Agent, any certificate, instrument, financing statement, statement or document, or to procure any certificate, instrument, statement or document or to take such other action (and pay all related costs) which the

Administrative Agent reasonably deems necessary from time to time to create, continue or preserve the Liens in Collateral (and the perfection and priority thereof) of the Administrative Agent for the benefit of the Secured Parties contemplated hereby and by the other Loan Documents and specifically including all Collateral (other than Excluded Property) acquired by the Borrower or any other Loan Party after the Closing Date. The Administrative Agent is hereby irrevocably authorized to execute and file or cause to be filed, with or if permitted by applicable law without the signature of the Borrower or any Loan Party appearing thereon, all UCC financing statements reflecting the Borrower or any other Loan Party as “debtor” and the Administrative Agent as “secured party”, and continuations thereof and amendments thereto, as the Administrative Agent reasonably deems necessary or advisable to give effect to the transactions contemplated hereby and by the other Loan Documents.

(c) Information Regarding Collateral. The Borrower represents and warrants that Schedule 2.15(c) contains a true and complete list of (i) the exact legal name, jurisdiction of formation and location of the chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument on the Closing Date (such Persons, together with any other Persons that provide Collateral at any time pursuant to a Security Instrument, being referred to collectively as the “Grantors”), (ii) each trade name, trademark or other trade style used by such Grantor on the Closing Date, (iii) each location in which goods constituting Collateral (other than those in transit), or records or documents relating to Accounts, having an aggregate value in excess of $150,000 are located as of the Closing Date, whether owned, leased or third-party locations, excluding all class III, IV, V, VI, VII and VIII Motor Vehicles (commercial trucks), demonstrators, service loaners, and Motor Vehicles held at auto auctions for sale, and (iv) with respect to each leased or third party location, the name of each owner of such location and a summary description of the relationship between the applicable Grantor and such Person. The Borrower covenants that it shall not change, and shall not permit any other Grantor to change, its name, type of entity, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than 15 days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at the Borrower’s or such other Grantor’s expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral.

(d) Receipt of Payment. In the event an Event of Default shall occur and be continuing and a Grantor shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, such Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Administrative Agent, such Grantor shall cause such proceeds to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.

ARTICLE III.

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require the Borrower or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the Borrower or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If the Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withhold or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws.

(c) Tax Indemnifications.

(i) Without limiting the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify the Administrative Agent, each Lender and the L/C Issuer, and shall make payable in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Borrower or the Administrative Agent or paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Borrower shall also, and does hereby indemnify the Administrative Agent, and shall make payable in respect thereof within 10 days after demand therefore, for any amount with a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent a required by clause (ii) of this subsection. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

(ii) Without limiting the provisions of subsection (a) or (b) above, each Lender and the L/C Issuer shall, and does hereby, indemnify the Borrower and the Administrative Agent, and shall make payable in respect thereof within 10 days after demand therefore, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrower or the Administrative Agent) incurred by or asserted against the Borrower or the Administrative Agent by any Governmental Authority as a result of the failure by such Lender to the L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the L/C Issuer, as the case may be, to the Borrower or the Administrative Agent pursuant to subsection (e). Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). The agreements in the clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d) Evidence of Payments. Upon request of the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation.

(i) Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by (and upon reasonable prior notice from) the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

(ii) Without limiting the generality of the foregoing, if the Borrower is resident for tax purposes in the United States:

(A) Any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B) Each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I) executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II) executed originals of Internal Revenue Service Form W-8ECI,

(III) executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation;

(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or

(V) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made

(iii) Each Lender shall promptly (A) notify the Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including, if reasonably necessary and not materially disadvantageous, the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower or the Administrative Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from the funds paid for the account of such Lender or the L/C Issuer, as the case may be. If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Committed Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) one month Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for a proposed Eurodollar Rate Loan, or (c) the Eurodollar Rate for a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

3.04 Increased Costs; Reserves on Eurodollar Rate Loans.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;

(ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

(iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Reserves on Eurodollar Rate Loans. The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

3.05 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.

3.06 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent.

ARTICLE IV.

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

(a) Except to the extent deferred to a date after the Closing Date pursuant to the post-closing agreement (the “Post-Closing Agreement”) entered into between the Borrower and the Administrative Agent as of the Closing Date, the Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed (to the extent execution is required) by a Responsible Officer of the signing Loan Party, each dated as of the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i) executed counterparts of (A) this Agreement, (B) the Security Agreement, (C) the Pledge Agreement, (D) the Escrow and Security Agreement, (E) the Subsidiary Guaranty, (F) the Intercreditor Agreement, and (G) each other Security Instrument required to be delivered in connection herewith, in each case, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii) a Note executed by the Borrower in favor of each Lender requesting a Note;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in the respective jurisdictions specified in Schedule 4.01, which include each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(v) favorable opinions of (A) Vinson & Elkins LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit G, (B) Hill Ward Henderson, local counsel to the Loan Parties in Florida, addressed to the Administrative Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent, and (C) Brooks, Pierce, McLendon, Humphrey & Leonard, LLP, local counsel to the Loan Parties in North Carolina, addressed to the Administrative Agent and each Lender in form and substance reasonably satisfactory to the Administrative Agent;

(vi) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(vii) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the 2007 Annual Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(viii) a duly completed Compliance Certificate as of the last day of the fiscal quarter of the Borrower ended on June 30, 2008 (giving pro forma effect to Total Outstandings as of the end of the Closing Date), signed by a Responsible Officer of the Borrower;

(ix) a duly completed Borrowing Base Certificate dated as of the Closing Date certifying as to the Borrowing Base as of June 30, 2008 (giving pro forma effect to Total Outstandings as of the end of the Closing Date), signed by a Responsible Officer of the Borrower;

(x) the 2007 Annual Financial Statements and, for the fiscal year ended December 31, 2007, subtotals for Floorplan Silo Subsidiaries (broken down by applicable Floorplan Silo Lender), and in each case prior to intercompany eliminations;

(xi) forecasts (including assumptions) prepared by management of the Borrower, each in form reasonably satisfactory to the Administrative Agent, of an annual consolidated balance sheet, income statement and statement of cash flows, of the Borrower and its Subsidiaries for each of the first four years following the Closing Date;

(xii) (x) delivery by the Borrower and each applicable Loan Party owning any Equity Interests required to be pledged pursuant to this Agreement or the Pledge Agreement of all stock certificates evidencing such pledged Equity Interests, accompanied in each case by duly executed stock powers (or other appropriate transfer documents) in blank affixed thereto and (y) delivery by the Borrower and each other applicable Loan Party owning any Equity Interests required to be delivered in escrow pursuant to the Escrow and Security Agreement of all stock certificates evidencing such Equity Interests;

(xiii) UCC financing statements for filing in all places required by applicable Law to perfect the Liens of the Administrative Agent for the benefit of the Secured Parties under the Security Instruments as a Lien, subject only to the Permitted Liens, as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable Law to perfect the Liens of the Administrative Agent for the benefit of the Secured Parties under the Security Instruments as a Lien in and to such other Collateral as the Administrative Agent may require;

(xiv) UCC search results with respect to the Loan Parties showing only Permitted Liens (or Liens pursuant to which arrangements reasonably satisfactory to the Administrative Agent shall have been made to remove any unacceptable Liens promptly after the Closing Date);

(xv) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, including endorsements naming the Administrative Agent (on behalf of the Secured Parties) as an additional insured or loss payee, as the case may be, on all such insurance policies maintained with respect to properties of the Borrower or any Loan Party constituting part of the Collateral;

(xvi) a certificate of a Responsible Officer of the Borrower attaching a copy of each standard form of Franchise Agreement for each Motor Vehicle manufacturer or distributor;

(xvii) a certificate of a Responsible Officer of the Borrower evidencing that no consents or waivers are required pursuant to any Franchise Agreement or Framework Agreement;

(xviii) evidence that each lender’s commitment (and the total commitments of all the lenders) under the Existing Credit Agreement have been or concurrently with the Closing Date are being terminated and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released; and

(xix) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

(b) Any fees required to be paid on or before the Closing Date shall have been paid.

(c) Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurodollar Rate Loans, but including the making of the initial Credit Extension) is subject to the following conditions precedent:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 6.05.

(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

The Borrower, as to itself and as to each of its Subsidiaries, represents and warrants to the Administrative Agent and the Lenders as follows:

5.01 Organization; Corporate Powers. The Borrower and each of its Subsidiaries (a) is duly organized under the Laws of the jurisdiction of its organization and each is validly existing and in good standing under the Laws of the jurisdiction of its respective incorporation or organization, (b) has the requisite power and authority, governmental licenses, authorizations, consents and approvals to own or lease its property and assets and to carry on its business as now conducted and (c) is qualified to do business in every jurisdiction where such qualification is required except (in each case referred to in clause (b) or (c)) where non-compliance could not be expected to have a Material Adverse Effect. Each of the Borrower and each of its Subsidiaries has the corporate power to execute, deliver and perform its Obligations under the Loan Documents to which it is a party, to borrow hereunder and to execute and deliver the Notes.

5.02 Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents, the Borrowings by the Borrower hereunder, and the execution and delivery of the Notes by the Borrower, the issuance of Letters of Credit hereunder and the use of the proceeds of the Borrowings (a) have been duly authorized by all requisite corporate and, if required, stockholder or other requisite action on the part of the Borrower and each Subsidiary and (b) will not (i) violate or conflict with (A) any provision of Law or the certificate of incorporation or the bylaws or any other organizational document of the Borrower or any of its Subsidiaries, (B) any order of any court, or any rule, regulation or order of any other Governmental Authority binding upon the Borrower or any of its Subsidiaries or (C) any provisions of any indenture, agreement or other document, instrument or other contract to which the Borrower or any of its Subsidiaries is a party, or by which the Borrower or any of its Subsidiaries or any of their respective properties or assets are or may be bound, except to the extent that any such violation could not be expected to have a Material Adverse Effect, or (ii) result in the creation or imposition of any Lien whatsoever upon any property or assets of the Borrower or any of its Subsidiaries other than under the Loan Documents.

5.03 Governmental Approval. No registration with, or consent or approval of, or other action by, any federal, state or other Governmental Authority is or will be required in connection with the execution, delivery and performance of this Agreement, any other Loan Document, the execution and delivery of the Notes or repayment of the Borrowings hereunder.

5.04 Enforceability. This Agreement and each of the Loan Documents have been duly executed and delivered by the Borrower and each of its Subsidiaries which is a party thereto and constitute legal, valid and binding obligations of the Borrower and such Subsidiaries; and the Notes, when duly executed and delivered by the Borrower, will constitute legal, valid and binding obligations of the Borrower, in each case enforceable in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar Laws affecting creditors’ rights generally and general principles of equity.

5.05 Financial Statements. The 2007 Annual Financial Statements, copies of which have been furnished to the Lenders, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year except for such changes as have been noted in the Borrower’s Form 10k filed for the fiscal year ending December 31, 2007, and present fairly in all material respects the consolidated financial condition of the Borrower and its Subsidiaries, as at such date and the consolidated results of the operations of the Borrower and each of its Subsidiaries for the period then ended.

5.06 No Material Adverse Effect. No event has occurred that would constitute a Material Adverse Effect since December 31, 2007.

5.07 Title to Properties; Security Instruments.

(a) The Borrower and each of its Subsidiaries has good and marketable title to, or valid leasehold interests in, all its properties and assets, except for (i) such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, (ii) Liens permitted by Section 5.16 and Section 7.02, and (iii) minor defects in title that do not interfere with the ability of the Borrower or such Subsidiary to conduct its business as now conducted.

(b) The Security Instruments contain descriptions of the Collateral sufficient to grant to the Administrative Agent for the benefit of Lenders, perfected Liens therein pursuant to applicable Law and the terms, provisions and conditions of this Agreement.

5.08 Litigation; Compliance with Laws; Etc.

(a) There are no actions, suits, proceedings, governmental investigations or arbitrations except as specified in Schedule 5.08(a), or in the latest report provided pursuant to Section 6.06, at law or in equity or by or before any Governmental Authority that have been instituted or threatened in writing or that affect the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries, any of which actions, suits, proceedings, governmental investigation or arbitration is likely (or, in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances, such actions, suits, proceedings, investigations and arbitrations taken as a whole are likely), in the Borrower’s reasonable judgment, to result in incurrence by the Borrower or any of its Subsidiaries of liability in an amount aggregating Five Hundred Thousand and No/100 Dollars ($500,000.00) or more.

(b) None of the Borrower or its Subsidiaries is (i) in violation of any Law, the breach or consequence of which could be expected to have a Material Adverse Effect and, to the best knowledge of the Borrower and its Subsidiaries after due investigation, the Borrower and each of its Subsidiaries are in material compliance with all statutes and governmental rules and regulations applicable to them, or (ii) in default under any material order, writ, injunction, award or decree of any Governmental Authority binding upon it or its assets or any indenture, contract, agreement or other document, instrument or other contract to which it is a party or by which any of its properties may be bound except to the extent that any such default could not be expected to have a Material Adverse Effect.

5.09 No Default. No Default has occurred and is continuing.

5.10 Use of Proceeds/Federal Reserve Regulations.

(a) The proceeds of the Loans shall be used for (i) Permitted Acquisitions, working capital, capital expenditures and other lawful corporate purposes and (ii) to refinance the acquisition revolver tranche of the Existing Credit Agreement. Neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any Letter of Credit or any proceeds of the Loans.

(b) Neither the Borrower nor any of its Subsidiaries is engaged principally in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

(c) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund Indebtedness originally incurred for such purpose or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the FRB, including Regulation T, Regulation U or Regulation X.

5.11 Taxes. Each of the Borrower and its Subsidiaries has filed all tax returns which are required to have been filed and has paid, or made adequate provisions for the payment of, all of its Taxes which are due and payable, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP have been maintained. Neither the Borrower nor any of its Subsidiaries is aware of any proposed assessment against it for additional Taxes (or any basis for any such assessment) which might have a Material Adverse Effect.

5.12 Pension and Welfare Plans. (a) Each Plan complies with all applicable statutes and governmental rules and regulations except to the extent such noncompliance could not be expected to have a Material Adverse Effect, and (b) no Material Reportable Event has occurred and is continuing with respect to any Plan, (c) since December 31, 2007, neither the Borrower nor any ERISA Affiliate has withdrawn from any Plan or instituted steps to do so and, (d) since December 31, 2007, no steps have been instituted to terminate any Plan or Plans, which terminations could result in contributions by the Borrower or any ERISA Affiliate in excess of

$5,000,000 in the aggregate since December 31, 2007, and (e) no condition exists or event or transaction has occurred in connection with any Plan which could result in the incurrence by the Borrower or any ERISA Affiliate of any liability, fine or penalty that could be expected to have a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate is a member of, or contributes to, any multiple employer Plan as described in Section 4064 of ERISA. The Borrower does not have any contingent liability with respect to any post-retirement “welfare benefit plans,” as such term is defined in ERISA.

5.13 No Material Misstatements. Neither this Agreement, the other Loan Documents, nor any other document delivered by or with the knowledge and consent of the Borrower on behalf of the Borrower or any Subsidiary in connection with the transactions contemplated hereby and the negotiation of this Agreement or in connection with any Loan Document or included therein contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

5.14 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an investment company as defined in, or subject to regulation under, the Investment Company Act of 1940.

5.15 Maintenance of Insurance. The Borrower and each of its Subsidiaries represent and warrant that they maintain insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated.

5.16 Liens. None of the assets of the Borrower or any Subsidiary is subject to any Lien, except:

(a) (i) Liens granted to a Floorplan Silo Lender (or, in the case of a Used Motor Vehicle Facility, to the Used Motor Vehicle Facility Agent) to secure Permitted Floorplan Silo Indebtedness, provided that such Floorplan Silo Lender (or agent, as applicable) is a party to the Intercreditor Agreement and such Liens are subject to the Intercreditor Agreement and (ii) Liens granted to the Administrative Agent (for the benefit of the Secured Parties);

(b) Liens for current taxes not delinquent or Taxes being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained;

(c) carriers’, warehousemen’s, mechanics’, materialmen’s, landlord’s and other like statutory or contractual Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by GAAP are being maintained;

(d) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(e) deposits to secure the performance of bids, trade contracts, statutory obligations, and other obligations of a like nature incurred in the ordinary course of business, and Liens securing reimbursement obligations created by open letters of credit for the purchase of inventory;

(f) Zoning, easements and restrictions on the use of real property that do not, in the aggregate, materially impair the use of such property;

(g) Liens in existence on the date hereof and listed on Schedule 5.16(g); and

(h) Liens permitted by Section 7.02.

5.17 Environmental Matters. The Borrower and each of its Subsidiaries has complied in all material respects with all applicable federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to environmental pollution or to environmental regulation or control except where the failure to comply could not be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received written notice of any failure so to comply except where the failure to comply could not be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries manages any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants, as those terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substance Control Act, the Clean Air Act or the Clean Water Act, in a manner that violates any regulations promulgated pursuant to such laws except for any such violation that could not be expected to have a Material Adverse Effect or any such violation the remediation of which is being diligently pursued by the Borrower or any Subsidiary.

5.18 Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries, and no Subsidiary has a Subsidiary, other than those specifically disclosed in part (a) of Schedule 5.18, and neither the Borrower nor any Subsidiary has any Investments in any other Person other than the Subsidiaries listed in part (a) of Schedule 5.18, except as set forth in part (b) of Schedule 5.18. All Subsidiaries listed in part (a) of Schedule 5.18, other than those described in part (c) of said schedule, are Subsidiary Guarantors or will become Subsidiary Guarantors as soon as practical in accordance with the provisions of Section 6.14. The state of incorporation or formation, the address, principal place of business and a list of other business locations for each Subsidiary is specified in part (a) of Schedule 5.18. The Borrower and/or each of its Subsidiaries is the owner, directly or indirectly, free and clear of all Liens (except for Liens permitted by Section 5.16(b) or Section 7.02(a) or (b), statutory Liens permitted by Section 5.16(c), and transfer restrictions contained in the Franchise Agreements and the Framework Agreements), of all of the issued and outstanding voting Equity Interests of each Subsidiary disclosed on Schedule 5.18 (except where ownership of less than one hundred percent (100%) is indicated on Schedule 5.18). All shares of such stock have been validly issued and are fully paid and (in the case of corporate stock) nonassessable, and no rights to subscribe to additional shares have been granted or exist.

5.19 Engaged in Business of Motor Vehicle Sales and Related Businesses; Location of Motor Vehicles and Books & Records. The Borrower is not engaged in any business other than the business of (a) selling Motor Vehicles and related activities and (b) acquiring, owning, operating and, in some cases, selling dealerships engaged in such businesses. Except as set forth in Schedule 5.16(g) and except for filing by Floorplan Silo Lenders (or, in the case of a Used Motor Vehicle Facility, the Used Motor Vehicle Facility Agent), as of the Closing Date, there is no financing statement, or similar statement or instrument of registration under the Laws of any jurisdiction, covering or purporting to cover any interest of any kind in any Motor Vehicles or their proceeds on file or registered in any public office other than a financing statement in favor of the Administrative Agent for the benefit of the Lenders covering all such Motor Vehicles. Except as set forth in Schedule 5.16(g), as of the Closing Date, there is no floor plan or other financing arrangement with any party with respect to any such Motor Vehicles. The locations (and addresses) set forth in Schedule 5.19 are the primary locations at which the Borrower and its Subsidiaries keep the Motor Vehicles held as inventory, except for demonstrators and complimentary Motor Vehicles used by members of the Borrower’s board of directors and except for times when such Motor Vehicles may be in transit between locations, in transit for ‘dealer trades’ or being test driven by potential customers. The addresses set forth in Schedule 5.18 are each Loan Party’s place of business and each Loan Party is formed or incorporated only in the state shown for it on Schedule 5.18 hereto. All of each Floorplan Silo Subsidiary’s books and records with regard to all Motor Vehicles are maintained and kept at the address(es) of such Floorplan Silo Subsidiary set forth in Schedule 5.19.

5.20 Franchise Agreements; Framework Agreements. As of the Closing Date, neither the Borrower nor any of its Subsidiaries is a party to any dealer franchise agreements, dealer sales and service agreements or any other similar agreements (“Franchise Agreements”) or any Framework Agreements, other than those listed in Schedule 5.20, which schedule shows the Manufacturer and the Loan Party which is a party to each such agreement, the date such agreement was entered into and the expiration date (if any) of each such agreement. Each of the Franchise Agreements and Framework Agreements is currently in full force and effect, and no Loan Party has received any notice of termination with respect to any such agreements; and, except as disclosed on Schedule 5.20, no Loan Party is aware of any event which with notice, lapse of time, or both would allow any Manufacturer which is a party to any of the Franchise Agreements or Framework Agreements to terminate any such agreements. There exists no present condition or state of facts or circumstances in regard to said Franchise Agreements or Framework Agreements, in the aggregate, which could be expected to have a Material Adverse Effect.

5.21 Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.22 Taxpayer Identification Number. The Borrower’s true and correct U.S. taxpayer identification number is set forth on Schedule 10.02.

ARTICLE VI.

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.05 and 6.06) cause each Subsidiary to:

6.01 Existence. Maintain and preserve, and except as permitted by Section 7.03, cause each Subsidiary to maintain and preserve, its respective existence and good standing under the Laws of its state of jurisdiction, as a corporation or other form of business organization, as the case may be.

6.02 Repair. Maintain, preserve and keep, and cause each of its Subsidiaries to maintain, preserve and keep, all of its properties in good repair, working order and condition (ordinary wear and tear excepted). The Borrower will at all times do or cause to be done all things necessary to preserve, renew and keep in full force and effect, and will cause each of its Subsidiaries to do or cause to be done all things necessary to preserve, renew and keep in full force and effect, the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses except where the failure to do so could not be expected to have a Material Adverse Effect; it and each of its Subsidiaries will maintain and operate such businesses in substantially the manner in which they are presently conducted and operated (subject to changes in the ordinary course of business) except where the failure to do so could not be expected to have a Material Adverse Effect; it and each of its Subsidiaries will comply with all Laws applicable to the operation of such businesses whether now in effect or hereafter enacted and with all other applicable Laws and regulations except where the failure to comply therewith would not have a Material Adverse Effect.

6.03 Insurance.

(a) Maintain, on a consolidated basis, insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated or as may be required in the Security Instruments, including naming the Administrative Agent, for the benefit of the Lenders, as additional insured or loss payee, as appropriate.

(b) Unless the Borrower provides the Administrative Agent with evidence of the insurance coverage required by this Agreement or any other Loan Document, the Administrative Agent (at its discretion) may purchase insurance at the Borrower’s expense to protect the Lenders’ interest. This insurance may, but need not, also protect the Borrower’s interest. If the Collateral becomes damaged, the coverage that the Administrative Agent purchases may not pay any claim the Borrower or any of its Subsidiaries makes or any claim made against the Borrower or any of its Subsidiaries. The Borrower may later cancel this coverage by providing evidence that the Borrower has obtained the required insurance coverage.

(c) The Borrower is responsible for the cost of any insurance purchased by the Administrative Agent. The cost of this insurance may be added to the Obligations. If the cost is added to the Obligations, interest at the Default Rate shall apply to such added amount. The effective date of coverage may be the date the Borrower’s prior coverage lapsed or the date the Borrower failed to provide proof of coverage.

(d) The Borrower acknowledges that the coverage the Administrative Agent purchases may be considerably more expensive than insurance that the Borrower can obtain on its own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

6.04 Obligations and Taxes. Pay and discharge and cause each of its Subsidiaries to pay and discharge, when due, all taxes, assessments and governmental charges or levies imposed upon the Borrower or such Subsidiary, as the case may be, as well as all lawful claims for labor, materials and supplies or otherwise unless and only to the extent that the Borrower or such Subsidiary, as the case may be, is contesting such taxes, assessments and governmental charges, levies or claims in good faith and by appropriate proceedings and the Borrower or such Subsidiary has set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP.

6.05 Financial Statements; Reports. Furnish to the Administrative Agent and each Lender:

(a) Annual Financial Statements. As soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, the related consolidated and consolidating statement of income or operations for such fiscal year, and the related consolidated statements of changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case (i) in comparative form the figures for the previous fiscal year and (ii) subtotals for Floorplan Silo Subsidiaries (broken down by applicable Floorplan Silo Lender), all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) Quarterly Financial Statements. As soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating statement of income or operations, for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity and cash flows, for the portion of the Borrower’s fiscal year then ended, in each case setting forth (i) in comparative form, as applicable, the figures for the corresponding portion of the previous fiscal year and (ii) subtotals for Floorplan Silo Subsidiaries (broken down by applicable Floorplan Silo Lender), all in reasonable detail, and such consolidated balance sheet and related statements of income or operations being certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the consolidated financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c) Compliance Certificate. Together with the financial statements furnished by the Borrower under Section 6.05(a) and (b), a compliance certificate in the form of Exhibit D executed by the chief financial officer, treasurer or controller of the Borrower dated the date of such annual audit report or such quarterly financial statement, as the case may be, and including therewith (i) the calculations (and summary calculations) for the financial covenants set forth in Section 7.11 and (ii) the number of Dealer Locations as of the date of such report or statement;

(d) SEC and Other Reports. Copies of each communication from the Borrower or any of its Subsidiaries to shareholders generally, promptly upon the making thereof and Email notification alerts of filings with the SEC;

(e) Borrowing Base Certificate. Within forty-five (45) days after the end of each calendar month (other than December) and within sixty (60) days after the end of each December, a duly completed Borrowing Base Certificate as of the end of such month, signed by a Responsible Officer of the Borrower and attaching a consolidated balance sheet as of the end of such month and consolidated statement of income for the period of twelve (12) calendar months then ended, each for the Borrower and the Subsidiary Guarantors, unless such statements have previously been provided in accordance with Section 6.05(a) or (b), presenting in all material respects the consolidated financial condition and results of operations of the Borrower and the Subsidiary Guarantors in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided that so long as (i) the sum of the Outstanding Amount of all Loans plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings, is $0 and (ii) the aggregate amount of issued but undrawn Letters of Credit is less than $25,000,000, Borrowing Base Certificates and such financial statements described in this clause (e) may be delivered quarterly (within forty-five (45) days after the end of each of the first three fiscal quarters and within sixty (60) days after the end of each fiscal year) of the Borrower and showing the Borrowing Base as of the end of such fiscal quarter), but still must be signed by a Responsible Officer of the Borrower;

(f) Insurance. Within ninety (90) days after the end of each fiscal year of the Borrower, a schedule of insurance coverage for the Borrower and all of its Subsidiaries, which schedule shall reflect the type, amount and provider for such insurance and shall be accompanied by evidence of such insurance;

(g) Used Motor Vehicle Facility Borrowing Base Certificate. Simultaneously with the delivery thereof to the Used Motor Vehicle Facility Agent or any lender under a Used Motor Vehicle Facility, a copy of any borrowing base certificate or other evidence of the borrowing base delivered pursuant to the Used Motor Vehicle Facility;

(h) Floorplan Silo Lender Default Notices. Upon delivery to the applicable Floorplan Silo Lender or Used Motor Vehicle Facility Agent, any notice that a default or event of default has occurred under any Floorplan Silo Indebtedness or any other agreement related to any such Indebtedness delivered to any such lender or agent; and

(i) Requested Information. Promptly, from time to time, such other reports or information as the Administrative Agent or any Lender may reasonably request.

Documents required to be delivered pursuant to Section 6.05(a) or (b) or Section 6.05(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (a) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (b) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (x) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (y) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.05(c) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not designated “Public Side Information”.

6.06 Litigation and Other Notices.

(a) Notify the Administrative Agent and the Lenders in writing of any of the following as promptly as possible upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

(i) Judgment. The entry of any final, non-appealable judgment or decree against the Borrower and/or any of its Subsidiaries if the aggregate amount of such judgment or decree exceeds Five Million and No/100 Dollars ($5,000,000.00) (after deducting the amount with respect to which the Borrower or such Subsidiary is insured and with respect to which the insurer has assumed the defense in writing and has not contested or denied its responsibility for such amount);

(ii) Default. The occurrence of any Default, including, without limitation, any notices of default or acceleration received by the Borrower from the provider of any Permitted Floorplan Silo Indebtedness, together with a written explanation of the facts and circumstances associated therewith;

(iii) Material Adverse Change. The occurrence of any event which could be expected to have a Material Adverse Effect;

(iv) Pension and Welfare Plans. The occurrence of a Reportable Event with respect to any Plan; the institution of any steps by the Borrower or any of its Subsidiaries or any ERISA Affiliate, the PBGC or any other Person to terminate any Plan if such termination could be expected to result in a Material Adverse Effect; the institution of any steps by the Borrower or any of its Subsidiaries or any ERISA Affiliate to withdraw from any Plan if such withdrawal could be expected to result in a Material Adverse Effect; or the incurrence of any material increase in the contingent liability of the Borrower or any of its Subsidiaries with respect to any post-retirement welfare benefits; or

(v) Franchise Agreements; Framework Agreements. (A) any Franchise Agreement entered into after the Closing Date by the Borrower or any of its Subsidiaries which materially and adversely (to the interests of any Loan Party or any Secured Party) deviates in any material respect from the Franchise Agreements for the applicable vehicle manufacturer or distributor delivered as of the Closing Date, (B) any Framework Agreement entered into after the Closing Date by the Borrower or any of its Subsidiaries (including the subject matter and term of such Framework Agreement), (C) the termination or expiration (without renewal) of any Franchise Agreement or Framework Agreement, (D) any amendment or other modification (and deliver to the Administrative Agent a copy of such amendment or modification) of any Framework Agreement, and (E) any material adverse change in the relationship between the Borrower or any of its Subsidiaries and any vehicle manufacturer or distributor, including any written notice of non-compliance with any Franchise Agreement of Framework Agreement, the written threat of loss of a new vehicle franchise or the written threat of termination of a Franchise Agreement or Framework Agreement; or

(vi) Other Events. The occurrence of such other events as the Administrative Agent or the Required Lenders may reasonably specify from time to time.

(b) Together with the financial statements furnished by the Borrower under Section 6.05(a) and (b), provide the Administrative Agent and the Lenders with a written report describing each action, suit, proceeding, governmental investigation or arbitration that has been instituted or threatened in writing against the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries, which action, suit, proceeding, governmental investigation or arbitration (i) is likely (or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances, such actions, suits, proceedings, investigations and arbitrations taken as a whole, are likely), in the Borrower’s reasonable judgment, to result in the incurrence by the Borrower or any of its Subsidiaries of liability in an amount aggregating Five Million and No/100 Dollars ($5,000,000.00) or more or (ii) involves a claim against the Borrower or any of its Subsidiaries in an amount of Fifteen Million and No/100 Dollars ($15,000,000.00) or more. Such reports will include the status of any unresolved item covered by any previous reports and provide such other information as may be reasonably requested by the Administrative Agent.

6.07 ERISA. Comply with the applicable provisions of ERISA except where the failure to comply could not be expected to have a Material Adverse Effect.

6.08 Books, Records and Access. Maintain accurate books and records in which full and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to the business and activities of the Borrower. The Borrower will permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that (a) while no Event of Default exists the Borrower shall be responsible for expenses associated with only one such visit or inspection by the Administrative Agent and its contractors per calendar year, and (b) when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at any time or times (all at the expense of the Borrower) during normal business hours and without advance notice.

6.09 Use of Proceeds. Use the proceeds of the Credit Extensions for (a) Permitted Acquisitions, working capital, capital expenditures and other lawful corporate purposes not in contravention of any Law or of any Loan Document and (b) to refinance the acquisition revolver tranche of the Existing Credit Agreement.

6.10 Nature of Business. Engage in substantially the same field of business as the Borrower is engaged in on the date hereof, and except as permitted in Section 7.05(j), will refrain from engaging in, establishing or becoming in any way involved in any other business.

6.11 Compliance. Comply in all material respects with all Laws applicable to them including all such Laws relating to environmental pollution or to environmental regulation and control except to the extent that non-compliance could not reasonably be expected to cause a Material Adverse Effect.

6.12 Further Assurances. Shall, and shall cause each other Loan Party, to the extent applicable, to execute, acknowledge, deliver, and record or file such further instruments, including, without limitation, further security agreements, financing statements, and continuation statements, and do such further acts as may be reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Agreement, and the Borrower will pay all reasonable costs connected with any of the foregoing.

6.13 Permitted Acquisitions. Subject to the remaining provisions of this Section 6.13 the Borrower may, from time to time after the Closing Date make acquisitions of not less than 100% of the capital stock (or equivalent Equity Interests) of a Person engaged in the type of business described in Section 5.19 or a substantial part of the assets of an Auto Dealer, as long as with respect thereto each of the following conditions are satisfied:

(a) no Default or Event of Default is in existence at the time of the consummation of such proposed acquisition or would exist after giving effect thereto;

(b) all representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties were made on and as of the date of such proposed acquisition (both before and after giving effect thereto); and

(c) no other agreement, contract or instrument to which the Borrower is a party prohibits such proposed acquisition and the Borrower shall be in compliance with all covenants contained herein (including Section 7.11) on a pro forma basis (after giving effect to such Permitted Acquisition) for the immediately preceding four fiscal quarters;

provided, however, that the Borrower may make acquisitions of less than 100% of the capital stock (or equivalent Equity Interests) of a Subsidiary that is a joint venture engaged in the type of business described in Section 5.19, so long as the Borrower and such Subsidiary have complied with Section 6.14, including delivering the opinion or opinions of counsel described in Section 6.14(d) unless the delivery of such opinion is expressly waived by the Administrative Agent in its sole discretion; and provided further that the Borrower may invest in joint ventures that are not Subsidiaries (after giving effect to such Investment), so long as (y) such Investment is not otherwise prohibited by this Agreement and (z) such joint venture is not consolidated with the Borrower and its Subsidiaries for the purpose of financial reporting.

6.14 Additional Subsidiaries. As soon as practicable but in any event within thirty (30) days following the acquisition or creation of any Subsidiary cause to be delivered to the Administrative Agent each of the following:

(a) a Joinder Agreement duly executed by such Subsidiary with all schedules and information thereto appropriately completed;

(b) a Joinder Agreement (or an amendment to a Joinder Agreement or a supplement to the Pledge Agreement or Escrow and Security Agreement, as applicable) by the direct owner of the Equity Interests in such Subsidiary, which Joinder Agreement (or amendment or supplement) effects the pledge of the Equity Interests of such Subsidiary pursuant to the Pledge Agreement or the escrow of the Equity Interests of such Subsidiary pursuant to the Escrow and Security Agreement, as the case may be;

(c) UCC financing statements naming such Subsidiary as “Debtor” and naming the Administrative Agent for the benefit of the Secured Parties as “Secured Party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Liens on the Collateral conferred under such Joinder Agreement and other Security Instruments to the extent such Lien may be perfected by UCC filings;

(d) if requested by the Administrative Agent (in its sole discretion), an opinion or opinions of counsel to such Subsidiary dated as of the date of delivery of such Joinder Agreements (and other Loan Documents) provided for in this Section 6.14 and addressed to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent;

(e) the documents described in Sections 4.01(a)(iii), (iv), (vi), (xii), (xiii), and (xiv) with respect to such Subsidiary;

(f) evidence reasonably satisfactory to the Administrative Agent that all taxes, filing fees, recording fees and other related transaction costs have been paid; and

(g) if such Subsidiary is a party to any Motor Vehicle floorplan Indebtedness, evidence that (i) such Subsidiary’s floorplan lender or lenders have become parties to the Intercreditor Agreement and (ii) such lender’s or lenders’ respective schedule or schedules to the Intercreditor Agreement show the applicable Franchises owned and operated by such Subsidiary.

6.15 Landlord Waivers. Within 90 days following the Closing Date (or by such later date as may be acceptable to the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received duly executed Landlord Waivers related to leased Dealer Locations in quantity sufficient so that the Administrative Agent shall have reasonably satisfactory access to Collateral located in at least 70% (or such lower percentage determined by the Administrative Agent in its sole discretion) of the aggregate owned and leased Dealer Locations of the Borrower and its Subsidiaries.

ARTICLE VII.

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:

7.01 Indebtedness. Incur, create, assume or suffer to exist any Indebtedness, except:

(a) the Obligations under this Agreement and the other Loan Documents;

(b) Indebtedness of any Loan Party existing at the Closing Date which is reflected in Schedule 7.01(b) hereto and all renewals and extensions thereof on substantially the same terms;

(c) Indebtedness created under leases which, in accordance with GAAP, have been recorded and/or should have been recorded on the books of the applicable Borrower as capital leases; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $5,000,000;

(d) unsecured Subordinated Indebtedness;

(e) accounts payable (for the deferred purchase price of property or services) which are from time to time incurred in the ordinary course of business and which are not in excess of ninety (90) days past the invoice or billing date;

(f) Permitted Real Estate Debt and Guarantees by the Borrower or any Loan Party that is the tenant of the applicable real property of such Permitted Real Estate Debt;

(g) Indebtedness of any Subsidiary of the Borrower in existence (but not incurred or created in connection with an acquisition) on the date on which such Subsidiary is acquired by any Loan Party pursuant to a Permitted Acquisition, provided (i) neither the Borrower nor any of its other Subsidiaries has any obligation with respect to such Indebtedness, (ii) none of the properties of the Borrower or any of its other Subsidiaries is bound with respect to such Indebtedness, (iii) the Borrower is in full compliance with Section 7.11 hereof before and after such acquisition and (iv) if such Indebtedness is secured by Inventory of such Subsidiary, such Indebtedness is Permitted Floorplan Silo Indebtedness;

(h) Indebtedness secured by Liens upon any property hereafter acquired by the Borrower or any of its Subsidiaries to secure Indebtedness in existence on the date of a Permitted Acquisition (but not incurred or created in connection with such acquisition) at a time when the Borrower is in full compliance with Section 7.11 hereof before and after such Permitted Acquisition, which Indebtedness is assumed by such Person simultaneously with such acquisition, which Liens extend only to such property so acquired (and not to any after-acquired property) and with respect to which Indebtedness neither the Borrower nor any of its Subsidiaries (other than the acquiring Person) has any obligation, and provided that if such Indebtedness is secured by Inventory of such Subsidiary, such Indebtedness is Permitted Floorplan Silo Indebtedness;

(i) contingent obligations (including Guarantees) of any Indebtedness permitted hereunder;

(j) Indebtedness in respect of obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks or managing costs associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation; and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(k) purchase options in favor of a Manufacturer in respect of a dealer franchise;

(l) Indebtedness that refinances any existing Indebtedness of any Loan Party, so long as (i) such refinancing does not in any material respect increase the principal amount thereof or expand the property subject to any Lien (unless otherwise permitted under this Agreement), and (ii) if the Indebtedness being refinanced is Subordinated Indebtedness, then such refinancing Indebtedness must also be Subordinated Indebtedness;

(m) Indebtedness of any Loan Party secured by Liens upon property other than the Collateral, which Liens extend only to such property, with respect to which Indebtedness none of the Subsidiaries other than the owner of such encumbered asset has any obligation, provided the aggregate amount of all such Indebtedness is less than $25,000,000 outstanding at any one time;

(n) unsecured Indebtedness of the Borrower, not guaranteed by any Subsidiary, in an aggregate amount not to exceed $30,000,000 outstanding at any time; provided that not more than $15,000,000 of such aggregate amount may be cross-guaranteed by Subsidiaries of the Borrower; and

(o) Permitted Floorplan Silo Indebtedness, provided that each Floorplan Silo Lender holding such Indebtedness (or in the case of a Used Motor Vehicle Facility, the Used Motor Vehicle Facility Agent) is a party to the Intercreditor Agreement;

(p) Indebtedness consisting of Guarantees by the Borrower or any of its Subsidiaries in favor of any Person of retail installment contracts or other retail payment obligations in respect of Motor Vehicles sold to a customer; provided that the sum of (i) the aggregate face amount of such guaranteed retail installment contracts and other retail payment obligations described in this Section 7.01(p), plus (ii) the aggregate amount of Investments (on a gross basis excluding any reserves) permitted under Section 7.05(j) shall not exceed $25,000,000 at any time;

(q) Obligations in respect of surety or other bonds or similar instruments entered into in the ordinary course of business, in an aggregate amount not to exceed $5,000,000 of obligations outstanding at any time; and

(r) Unsecured Indebtedness owed by any Subsidiary Guarantor to the Borrower or to another Subsidiary Guarantor.

7.02 Liens. Incur, create, assume or permit to exist any Lien on any of its property or assets, whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interests in any future revenues, except:

(a) Liens securing payment of the Obligations;

(b) Liens securing Permitted Floorplan Silo Indebtedness, provided that the respective Floorplan Silo Lender (or in the case of a Used Motor Vehicle Facility, the Used Motor Vehicle Facility Agent) is a party to the Intercreditor Agreement and such Liens are subject to the Intercreditor Agreement;

(c) Liens of the lessor on the property leased pursuant to a lease permitted by Section 7.01(c);

(d) Liens on property other than the Collateral, which Liens secure Indebtedness permitted by Section 7.01(m);

(e) Liens referred to in Section 5.16;

(f) Liens on real property, fixtures, related real property rights and related contracts, and proceeds of the foregoing owned by such Loan Party, securing Permitted Real Estate Debt;

(g) extensions, renewals and replacements of Liens referred to in Section 7.02(a), (b), (c), (d), (e), (f), and (i) provided, that any such extension, renewal or replacement Lien shall be limited to the property or assets covered by the Lien being extended, renewed or replaced and that the Indebtedness secured by any such extension, renewal or replacement lien shall be in an amount not greater than (i) the amount of the Indebtedness secured by the original Lien extended, renewed or replaced, plus (ii) any closing fees, prepayment premiums and reasonable closing costs related to such extension, renewal or replacement;

(h) Certain rights of set-off in favor of a Manufacturer on amounts owing in connection with Motor Vehicles purchased from such Manufacturer;

(i) Liens on real property, fixtures, related real property rights, improvements on such real property, and fixtures (that, in each case, does not constitute Collateral) related to other Indebtedness permitted under Section 7.01(g), or (h); and

(j) Liens on property (including real property) other than the Collateral, which Liens secure Swap Contracts permitted under Section 7.01(j).

7.03 Consolidations and Mergers. Merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

(a) any of its Subsidiaries may merge with the Borrower, provided that the Borrower shall be the continuing or surviving Person, or with any one or more such Subsidiaries, provided that (i) if any such transaction shall be between Subsidiaries, one of which is a wholly-owned Subsidiary and one of which is not a wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person, and (ii) in any such transaction between any Subsidiary that is a Subsidiary Guarantor and an entity that is not the Borrower or a Subsidiary Guarantor, the surviving entity shall be a Subsidiary Guarantor;

(b) any Subsidiary of the Borrower may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or a wholly-owned Subsidiary that is a Subsidiary Guarantor;

(c) any Subsidiary of the Borrower or the Borrower may merge or consolidate with another Person (that is not the Borrower or any of its Subsidiaries) if (x) the Borrower or such Subsidiary involved in the merger or the consolidation is the surviving Person and (y) immediately prior to and after giving effect to such merger or consolidation, there exists no Event of Default; and

(d) as permitted by Section 7.04(b) and (e).

7.04 Disposition of Assets. Permit any Disposition (whether in one or a series of transactions) of any property or assets (including Accounts, notes receivable, and/or chattel paper, with or without recourse) or enter into any agreement so to do, except:

(a) Dispositions of Motor Vehicles and other inventory in the ordinary course of business;

(b) Dispositions of assets, properties or businesses (including Subsidiaries and Franchises) by the Borrower or any of its Subsidiaries, transferred or otherwise disposed of in the ordinary course of business, including Disposition of assets, including Franchises, the Disposition of which the Borrower determines to be in its best interest; provided that (A) no Event of Default will result from such Disposition, (B) the Borrower shall be in compliance with Section 7.11 and (C) the Total Outstandings shall not exceed the lesser of the Borrowing Base and the Aggregate Commitments, in each case, after giving effect to such Disposition.

(c) Dispositions of equipment and other property which is obsolete, worn out or no longer used in or useful to such Person’s business, all in the ordinary course of business;

(d) Dispositions occurring as the result of a casualty event, condemnation or expropriation;

(e) Dispositions in any year of other property, assets (including capital stock of its Subsidiaries and Affiliates) or businesses of the Borrower not otherwise permitted by clauses (a) through (d) of this Section 7.04; provided that the Net Cash Proceeds (excluding income taxes reasonably estimated to be actually payable within two years of the date of such Disposition as a result of any gain recognized in connection therewith) realized from such Disposition in any applicable year in excess of ten percent (10%) of the tangible assets of the Borrower as of the beginning of such year are either reinvested within one (1) year in similar assets or used to repay the Obligations;

(f) Dispositions pursuant to Qualified Sale/Leaseback Transactions so long as no Event of Default exists under Section 8.01(b) or (e);

(g) Dispositions of chattel paper and retail sales contracts in arms-length transactions for fair value in the ordinary course of business;

(h) As permitted in Section 7.03; and

(i) Dispositions of assets (i) by the Borrower to any Subsidiary Guarantor or (ii) by any Subsidiary to the Borrower or any Subsidiary Guarantor.

7.05 Investments. Make or permit to exist any Investment in any Person, except for:

(a) Permitted Acquisitions;

(b) extensions of credit in the nature of Accounts or notes receivable and/or chattel paper arising from the sale of goods and services in the ordinary course of business;

(c) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business;

(d) Investments in securities maturing within two (2) years and issued or fully guaranteed or insured by the United States of America or any state or agency thereof;

(e) Investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 from S&P and P-1 from Moody’s;

(f) Investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the Laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000, or any Lender;

(g) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (d) above and entered into with a financial institution satisfying the criteria described in clause (f) above;

(h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated or invest solely in the assets described in clauses (e) through (g) above and (iii) have portfolio assets of at least $5,000,000,000; and

(i) Investments permitted by the Administrative Agent in an aggregate amount of not more than $20,000,000 during the term of the Agreement;

(j) Investments in seller-financed notes and retail sales contracts in connection with Motor Vehicles; provided that the sum of (i) such Investments described in this Section 7.05(j) (on a gross basis excluding any reserves), plus (ii) the aggregate face amount of Indebtedness permitted under Section 7.01(p) shall not exceed $25,000,000 at any time;

(k) Investments in (including loans to) the Borrower or wholly-owned Subsidiaries that are Subsidiary Guarantors;

(l) Investments in (including loans to) wholly-owned Subsidiaries that are not Subsidiary Guarantors in an aggregate amount of not more than $15,000,000 during the term of this Agreement; and

(m) other Investments in an aggregate amount of not more than $20,000,000 during the term of this Agreement.

7.06 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to any transaction between or among the Borrower or any Subsidiary Guarantor and any other Subsidiary Guarantor or Subsidiary Guarantors.

7.07 Other Agreements. Enter into any agreement containing any provision which would be violated or breached by the Borrower’s or such Subsidiary’s performance of its Obligations hereunder or under any Loan Document delivered or to be delivered by the Loan Parties hereunder or in connection herewith.

7.08 Fiscal Year; Accounting. (a) Change its fiscal year or (b) change its method of accounting (other than, in the case of clause (b), immaterial changes and methods and changes authorized or required by GAAP or permitted by Section 1.03(b)).

7.09 Pension Plans. Permit any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan, or engage in, or permit to exist or occur any other condition, event or transaction with respect to any Plan which could be expected to have Material Adverse Effect.

7.10 Restricted Payments and Distributions.

(a) Restricted Payments. Declare or make any Restricted Payment, except that the Borrower or any Subsidiary of the Borrower may pay dividends to the Borrower (directly or indirectly) or to another Subsidiary Guarantor that is a wholly-owned Subsidiary of the Borrower at any time, and may also make the following Restricted Payments, provided that, (x) immediately after giving effect to the declaration of any dividend, and the payment of any Restricted Payment, there exists no Default under Section 8.01(b) or (e) and no Event of Default, and (y) after giving pro forma effect to the declaration of any dividend and the payment of any Restricted Payment, the Borrower is in compliance with the covenants contained in Section 7.11 on a pro forma basis for the immediately preceding four (4) quarters:

(i) the Borrower may declare and pay cash dividends on its capital stock and may purchase shares of its capital stock, provided the aggregate amount payable in respect of cash dividends paid by the Borrower or the shares purchased by the Borrower (other than shares purchased pursuant to clause (iii) below) shall not exceed an amount equal to the sum of $25,000,000 plus one-half (1/2) of the aggregate Consolidated Net Income of the Borrower for the period beginning on January 1, 2008 and ending on the date of determination;

(ii) the Borrower may declare and pay stock dividends directly or indirectly; and

(iii) the Borrower may purchase shares of its capital stock, provided that the aggregate amount payable in respect of such share repurchases shall not exceed the aggregate amount of net cash proceeds received by the Borrower from the issuance of Equity Interests or subordinated convertible securities of the Borrower for the period beginning on January 1, 2008 and ending on the date of determination.

(b) Distributions. Distribute any funds from any depository account of the Borrower or a Floorplan Silo Subsidiary to any Floorplan Silo Subsidiary with respect to which any Event of Default under Section 8.01(e) exists, except to the extent necessary to cure such Event of Default.

7.11 Financial Covenants.

(a) Consolidated Current Ratio. Permit the Consolidated Current Ratio, as of the end of any fiscal quarter, to be less than 1.20 to 1.00.

(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four fiscal quarters to be less than 1.20 to 1.00.

(c) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio at any time to be more than 5.00 to 1.00.

(d) Consolidated Total Senior Leverage Ratio. Permit the Consolidated Total Senior Leverage Ratio at any time to be more than 3.00 to 1.00.

7.12 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

7.13 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.14 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to pay dividends to any Loan Party or to otherwise transfer property to any Loan Party, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Administrative Agent for the benefit of the Secured Parties; provided, however, that (y) clause (i) shall not prohibit any Subsidiary Guarantor from complying with minimum capitalization, working capital, net worth or financial ratios imposed by or pursuant to any Franchise Agreement or Framework Agreement or any agreements evidencing Permitted Floorplan Silo Indebtedness and (z) clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.01(c), (f) or (m) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure the Obligations.

7.15 Amendments of Certain Indebtedness. Amend, modify or change in any manner, any term or condition of any Subordinated Indenture Indebtedness or any refinancing of any Subordinated Indenture Indebtedness so that the terms and conditions thereof are less favorable to the Administrative Agent, the Lenders and the L/C Issuer than the terms and conditions of the relevant Subordinated Indenture Indebtedness as of the later of the Closing Date or the date of incurrence thereof; provided that the Borrower may enter into supplements to the Indentures (as required by the terms of the Indentures) if the sole effect of such supplements is to add additional guarantors of the Subordinated Indenture Indebtedness.

7.16 Prepayments, etc. of Certain Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, the Subordinated Indenture Indebtedness or any Indebtedness permitted by Section 7.01(d); except that:

(a) the Borrower or any Subsidiary may refinance any amount of Subordinated Indebtedness at any time (including prior to its scheduled maturity) using only the proceeds of new Subordinated Indebtedness; and

(b) in addition to any refinancings permitted by clause (a), so long as no Default exists or will result from such prepayment, redemption, purchase, defeasance or other satisfaction, the Borrower or any of its Subsidiaries may prepay, redeem, purchase, defease or otherwise satisfy Subordinated Indenture Indebtedness or other Indebtedness permitted by Section 7.01(d) in an aggregate amount not in excess of the following (each such allowance amount for any given year being referred to as an “Annual Allowance Amount”): (i) $30,000,000 for calendar year 2008 and (ii) for each calendar year thereafter, $30,000,000 plus 50% of the cumulative Net Cash Proceeds received from all permitted Dispositions of property (excluding any gain that results in income) during such year; provided further, however, that the unused portion of the Annual Allowance Amount in any year may not be carried over into subsequent calendar years; and provided, further, that upon request, the Borrower shall provide to the Administrative Agent a year-to-date calculation of (y) any prepayments, redemptions, purchases, defeasances, satisfactions or payments made under this Section 7.16(b) in such year and (z) the Annual Allowance Amount for such year, including any supporting documentation validating any Dispositions of property and determination of Net Cash Proceeds.

7.17 Excluded Collateral. Grant to any Person any Lien on any Excluded Collateral unless the Administrative Agent (for the benefit of the Secured Parties) has a Lien on such property, other than Liens on assets of a Franchise (or stock of the Subsidiary that owns such Franchise) granted to the respective franchisor; provided that nothing contained herein shall limit the generality of Section 7.02.

7.18 Disposition of Subsidiary or Franchise. Sell to any Person other than the Borrower or any of its Subsidiaries, dissolve, or transfer back to the franchisor, any Franchise (or Subsidiary that owns one or more Franchises), unless any floorplan lender with respect to any Permitted Floorplan Silo Indebtedness of such Franchise (or Subsidiary) has (a) taken any steps necessary so that any remaining assets of the Borrower and its remaining Subsidiaries no longer secure floorplan Indebtedness of such transferred Franchise or Subsidiary and (b) delivered to the Administrative Agent a revised Intercreditor Agreement schedule for such lender, deleting such Franchise (or in the case of a sale of a Subsidiary, any Franchise owned by such Subsidiary) from such schedule.

ARTICLE VIII.

EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Any of the following shall constitute an Event of Default:

(a) Representations and Warranties. any representation or warranty made or deemed made in or in connection with this Agreement, the Notes, any of the Loan Documents or any of the Borrowings hereunder or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the execution and delivery of the Notes or any of the Loan Documents or the making of any of the Borrowings hereunder shall prove to have been false or misleading in any material respect when made or deemed made; or

(b) Non-Payment. default shall be made in the payment of (i) any principal of any Loan (including any Swing Line Loan) or L/C Obligation when and as the same shall become due and payable pursuant to the terms of this Agreement, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise or (ii) any interest on any Loan (including any Swing Line Loan) or L/C Obligation or any Commitment Fees or any other amount due under this Agreement other than any amount described in clause (i) above, when and as the same shall become due and payable which default (in the case of this clause (ii)) shall remain unremedied for a period of five (5) days from the date due, or, in the case of Commitment Fees, from the date of invoice, if later; or

(c) Specific Covenants. default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 6.01, 6.06(a)(i), 6.06(a)(ii), 6.06(a)(iii), 6.09 or 6.10, or in Article VII other than Section 7.07 and 7.08(b) (with respect to the Subsidiaries of the Borrower only) and Section 7.09; or

(d) Other Defaults. except as provided in Sections 8.01(a), (b) and (c), default shall be made in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to this Agreement or any of the other Loan Documents and such default shall continue unremedied for thirty (30) days after the earlier to occur of (i) the Borrower obtaining knowledge thereof and (ii) written notice thereof having been given to the Borrower; or

(e) Insolvency Proceedings, Etc.

(i) the Borrower or any of its Subsidiaries shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (B) consent to the institution of, or fail to contravene in a timely and appropriate manner to any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Person or for a substantial part of such Person’s property or assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, or (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

(ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Borrower or any of its Subsidiaries, or of a substantial part of the property or assets of any such Person, under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such Person or for a substantial part of the property of any such Person or (C) the winding-up or liquidation of any such Person; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) days; or

(f) Cross-Default. default (other than a default in the payment of principal or interest) shall be made with respect to any Indebtedness of the Borrower or any of its Subsidiaries having an aggregate principal amount of more than $20,000,000 if the effect of any such default or defaults shall be to accelerate, or to permit the holder or obligee of any such Indebtedness (or any trustee on behalf of such holder or obligee) to accelerate (with or without notice or lapse of time or both), the maturity of any such Indebtedness; or any payment of principal or interest, regardless of amount, on any Indebtedness of the Borrower or any of its Subsidiaries, which Indebtedness exceeds in the aggregate an amount equal to $20,000,000, shall not be paid when due, whether at maturity, by acceleration or otherwise (after giving effect to any period of grace as specified in the instrument evidencing or governing such Indebtedness); or

(g) ERISA. a Material Reportable Event shall have occurred with respect to any Plan or Plans; or

(h) Judgments. except for judgments set forth on Schedule 8.01(h), there shall be entered against the Borrower or any of its Subsidiaries (i) one or more judgments or decrees in excess of $25,000,000 in the aggregate at any one time outstanding for the Borrower and all its Subsidiaries or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 60 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect, excluding (in the case of clause (i)) those judgments or decrees for and to the extent which the Borrower or any such Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing (subject to usual deductibles); or

(i) Franchise Agreements; Framework Agreements. there shall occur any material loss of or change to any Franchise Agreement or Framework Agreement between any Loan Party and a Manufacturer, which could be expected to result (individually or in the aggregate) in a Material Adverse Effect; or

(j) Invalidity of Loan Documents. any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against any Loan Party in accordance with the respective terms thereof except as permitted by the terms hereof or thereof or shall in any way be terminated (excluding termination caused by the Administrative Agent or Lenders) or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective priority Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby, and such cessation or failure to give or provide such priority Liens continues for ten (10) days after the first to occur of (i) the Borrower obtaining knowledge thereof and (ii) written notice thereof having been given to the Borrower; or

(k) Change of Control. there occurs any Change of Control; or

(l) Inability to Pay Debts; Attachment. any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Borrower or any Subsidiary and is not released, vacated or fully bonded within 30 days after its issue or levy.

8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (excluding principal, interest and Letter of Credit fees, but including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to payment of that portion of the Obligations then owing under Secured Hedge Agreements, ratably among the Hedge Banks in proportion to the respective amounts described in this clause Sixth held by them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Notwithstanding the foregoing, Obligations arising under Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Hedge Bank. Each Hedge Bank not a party to the

Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI hereof for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX.

ADMINISTRATIVE AGENT

9.01 Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Sole Book Runner or Sole Lead Arranger listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.

9.10 Collateral and Guaranty Matters. The Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale (including any transfer of a Franchise) permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;

(b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 7.02(b), (c) or (f) or (ii) to any Person that has a Lien with priority over the Lien of the Administrative Agent pursuant to the terms of the Intercreditor Agreement;

(c) to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder;

(d) to execute and deliver that certain letter agreement with Ford Motor Company, substantially in the form provided to the Lenders; and

(e) to execute and deliver that certain letter agreement with American Honda Motor Company, substantially in the form provided to the Lenders.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty pursuant to this Section 9.10.

9.11 Secured Hedge Arrangements. No Hedge Bank who obtains the benefit of the provisions of Section 8.03, any Subsidiary Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Security Instrument shall have any right to notice of any action or (except as expressly set forth in Section 10.01(v)) to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Hedge Agreements only if the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank.

ARTICLE X.

MISCELLANEOUS

10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and notice and an executed copy thereof given to the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.01(a) without the written consent of each Lender;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

(e) change Section 2.13 or Section 8.03 or the definition of “Applicable Percentage” in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(g) release all or substantially all of the parties to the Subsidiary Guaranty without the written consent of each Lender, except to the extent the release of any Subsidiary Guarantor is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or

(h) release all or substantially all of the Collateral in any transaction or series of transactions without the written consent of each Lender, except to the extent the release of such Collateral is permitted by Section 9.10(a)(i) or (ii);

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (v) no amendment, waiver or consent shall change the definition of “Secured Parties” to exclude any Hedge Banks therefrom, without the consent of each Hedge Bank (or a Lender that is an Affiliate of such Hedge Bank) from which the Administrative Agent has received the notice described in the last paragraph of Section 8.03. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

10.02 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication

(including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities Laws.

(e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed by Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence of willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 and 3.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such successor or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(c) or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10 Counterparts; Integration; Effectiveness. This Agreement and the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement and the other Loan Documents shall become effective when they shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement and any other Loan Document by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement and the other Loan Documents.

10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

10.14 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR

THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arranger are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Arranger, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and the Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates or any other Person and (B) neither the Administrative Agent nor the Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents and (iii) the Administrative Agent and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor the Arranger has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.18 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title

III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

[Remainder of page left blank intentionally; signature pages follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ASBURY AUTOMOTIVE GROUP, INC., as Borrower

By:	/s/ Hunter Johnson
Name:	Hunter Johnson
Title:	Vice President and Treasurer

ASBURY CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Vice President

ASBURY CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

ASBURY CREDIT AGREEMENT

Signature Page

DCFS USA LLC, as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director, National Accounts

ASBURY CREDIT AGREEMENT

Signature Page

AMERICAN HONDA FINANCE CORPORATION, as a Lender

By:	/s/ Karen Josselet
Name:	Karen Josselet
Title:	DFS Manager

ASBURY CREDIT AGREEMENT

Signature Page

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By:	/s/ John B. Nore
Name:	John B. Nore
Title:	GM Retailer Finance BMW Group Financial Services

By:	/s/ Armando Macias
Name:	Armando Macias
Title:	Manager, Retailer Finance Accounting & Audit

ASBURY CREDIT AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jeffrey G. Calder
Name:	Jeffrey G. Calder
Title:	Vice President

ASBURY CREDIT AGREEMENT

Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION, as a Lender

By:	/s/ Chris Hathaway
Name:	Chris Hathaway
Title:	Sr. Manager, Commercial Credit

ASBURY CREDIT AGREEMENT

Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:	/s/ Michael R. Groff
Name:	Michael R. Groff
Title:	Group Vice President

ASBURY CREDIT AGREEMENT

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

ASBURY CREDIT AGREEMENT

Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael R. Burkitt
Name:	Michael R. Burkitt
Title:	Senior Vice President

ASBURY CREDIT AGREEMENT

Signature Page

WORLD OMNI FINANCIAL CORP., as a Lender

By:	/s/ Rebecca Hewitt
Name:	Rebecca Hewitt
Title:	AVP Commercial Operations

ASBURY CREDIT AGREEMENT

Signature Page

SCHEDULE 2.01

COMMITMENTS AND

APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$30,000,000.00	15.000000000%

DCFS USA LLC	35,000,000.00	17.500000000%

Nissan Motor Acceptance Corporation	20,000,000.00	10.000000000%

BMW Financial Services NA, LLC	20,000,000.00	10.000000000%

Deutsche Bank Trust Company Americas	10,000,000.00	5.000000000%

Wachovia Bank, N.A.	10,000,000.00	5.000000000%

American Honda Finance Corporation	30,000,000.00	15.000000000%

JP Morgan Chase Bank, N.A.	20,000,000.00	10.000000000%

World Omni Financial Corp.	5,000,000.00	2.500000000%

Toyota Motor Credit Corporation	20,000,000.00	10.000000000%

Total	$200,000,000.00	100.000000000%

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date:             ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 26, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Asbury Automotive Group, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐  A Borrowing of Committed Loans         ☐  A conversion of Loans

1.	On (a Business Day).

2.	In the amount of $ .

3.	Comprised of .

                                             [Type of Committed Loan]

The Committed Borrowing, if any, requested herein complies with clause (a) of the proviso to the first sentence of Section 2.01 of the Agreement.

ASBURY AUTOMOTIVE GROUP, INC.

By:

Name:

Title:

A-1

Form of Committed Loan Notice

EXHIBIT B

FORM OF SWING LINE LOAN NOTICE

Date:             ,

To:	Bank of America, N.A., as Swing Line Lender

Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 26, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Asbury Automotive Group, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests (select one):

☐  A Swing Line Borrowing         ☐  A conversion of Swing Line Loans

1.	On (a Business Day).

2.	In the amount of $ .

3.	Comprised of .

                                             [Type of Swing Line Loan]

The Swing Line Borrowing requested herein complies with clause (i) of the requirements of the first proviso to the first sentence of Section 2.04(a) of the Agreement.

ASBURY AUTOMOTIVE GROUP, INC.

By:

Name:

Title:

B-1

Form of Swing Line Loan Notice

EXHIBIT C

FORM OF NOTE

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to                      or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of September 26, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. Except as otherwise provided in Section 2.04(f) of the Agreement with respect to Swing Line Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Subsidiary Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Form of Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ASBURY AUTOMOTIVE GROUP, INC.

By:

Name:

Title:

Form of Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Form of Note

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:             ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 26, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Asbury Automotive Group, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby certifies as of the date hereof that he/she is the [Chief Financial Officer] [Treasurer] [Controller] of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered the audited financial statements required by Section 6.05(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the financial statements required by Section 6.05(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. The consolidated financial statements so provided fairly present in all material respects the consolidated financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date or for such period, as applicable, subject only to normal year-end audit adjustments and the absence of footnotes.

2. A detailed review of the activities, transactions and condition (financial or otherwise) of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

Form of Compliance Certificate

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

3. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any other Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), as applicable, of Section 6.05 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

4. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of             ,         .

ASBURY AUTOMOTIVE GROUP, INC.

By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Consolidated Current Ratio.

Numerator:

	A.	Consolidated Current Assets at the Statement Date:		$

	B.	Available Unused Commitments:

		1.	Aggregate Commitments at the Statement Date:	$

		2.	Borrowing Base at the Statement Date	$

		3.	The lesser of Lines I.B.1. and 2.:	$

		4.	Total Outstandings at the Statement Date:	$

		5.	Available Unused Commitments (Lines I.B.3. – 4.):	$

	C.	Numerator (Lines I.A. + I.B.5.):		$

Denominator:

	D.	Consolidated current liabilities at Statement Date:		$

	E.	Permitted Floorplan Silo Indebtedness at Statement Date, to the extent not reflected as a current liability (Line I.D.):		$

	F.	To the extent included in current liabilities (Line I.D.), any balloon payment due under the Agreement, or under any Permitted Real Estate Debt or Subordinated Indebtedness, other than, in each case, any such balloon payment due within two (2) fiscal quarters following the Statement Date:		$

	G.	Denominator (Consolidated Adjusted Current Liabilities) (Lines I.D. + E. – F.):		$

	H.	Consolidated Current Ratio (Line I.C. ÷ G.):		to 1

		Minimum Required:		1.20 to 1

II.	Section 7.11 (b) – Consolidated Fixed Charge Coverage Ratio.

Numerator:

	A.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date (“Subject Period”):

		1.	Consolidated Net Income for Subject Period:	$

		2.	To the extent deducted in calculating Consolidated Net Income (Line II.A.1.):

Form of Compliance Certificate

		a.	Consolidated Interest Expense for Subject Period (other than interest expense with respect to Permitted Floorplan Silo Indebtedness):	$

		b.	Provision for income taxes for Subject Period:	$

		c.	Depreciation and amortization expense for Subject Period:	$

		d.	Other non-cash expenses reducing Consolidated Net Income which do not represent a cash item in Subject Period or any future period:	$

	3.	To the extent included in calculating Consolidated Net Income (Line II.A.1.), all non-cash items increasing Consolidated Net Income for Subject Period:		$

	4.	Consolidated EBITDA for the Subject Period (Lines II.A.1. + 2.a. + 2.b. + 2.c. + 2.d. – 3):		$

B.	Consolidated Rental Expense for the Subject Period:			$

C.	Deemed capital expenditures in an amount equal to $150,000 for each Dealer Location in existence on the Statement Date:			$

D.	Numerator (Lines II.A.4. + B. – C.):			$

Denominator:

E.	Consolidated Interest Expense for the Subject Period (but excluding interest expense with respect to Permitted Floorplan Silo Indebtedness) (Line II.A.2.a.):			$

F.	Scheduled amortization during the Subject Period of the principal portion of all Indebtedness for money borrowed (other than any balloon, bullet or similar principal payment which repays or refinances such Indebtedness in full):			$

G.	Consolidated Rental Expense for Subject Period (Line II.B.):			$

H.	Consolidated Pro Forma Rent Savings for Subject Period:			$

I.	Taxes paid in cash during Subject Period:			$

Form of Compliance Certificate

	J.	Denominator (Lines II.E. + F. +G. – H. + I.):		$

	K.	Consolidated Fixed Charge Coverage Ratio (Line II.D. ÷ J.):		to 1

		Minimum Required:		1.20 to 1

III.	Section 7.11 (c) – Consolidated Total Leverage Ratio.

Numerator:

	A.	Consolidated Adjusted Funded Indebtedness at the Statement Date:

		1.	Consolidated Funded Indebtedness at the Statement Date:	$

		2.	Permitted Floorplan Silo Indebtedness at the Statement Date:	$

		3.	Numerator (Lines III.A.1. – 2.):	$

Denominator:

	B.	Consolidated Pro Forma EBITDA for Subject Period:

		1.	Consolidated EBITDA for Subject Period (Line II.A.4.):	$

		2.	Consolidated EBITDA attributable to Permitted Acquisitions for Subject Period (or exclusion of Consolidated EBITDA attributable to Permitted Dispositions for Subject Period) on a pro forma basis in accordance with the Agreement*	$ (+/– )

		3.	Consolidated Pro Forma Rent Savings for Subject Period:	$

		4.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.1. +/- 2. + 3.):	$

	C.	Consolidated Total Leverage Ratio (Line III.A.3. ÷ B.4.):		to 1

		Maximum Permitted:		5.00 to 1

*	Historical financial statements (audited or unaudited, as permitted by the Administrative Agent in its reasonable discretion) must support such adjustment to the satisfaction of the Administrative Agent and such pro forma adjustment shall not increase Consolidated EBITDA by more than 20%.

Form of Compliance Certificate

IV.	Section 7.11 (d) – Consolidated Total Senior Leverage Ratio.

Numerator:

	A.	Consolidated Adjusted Funded Indebtedness at Statement Date (Line III.A.3.):	$

	B.	Subordinated Indebtedness at Statement Date:	$

	C.	Numerator (Lines IV.A. – B.):	$

Denominator:

	D.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.4.):	$

	E.	Consolidated Total Senior Leverage Ratio (Line IV.C. ÷ Line IV.D.):	to 1

		Maximum Permitted:	3.00 to 1

V.	The Number of Dealer Locations as of the Statement Date is: .

Form of Compliance Certificate

EXHIBIT E

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] 1Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

Form of Assignment and Assumption

1.	Assignor[s]:

2.	Assignee[s]: [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower: Asbury Automotive Group, Inc.

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: Credit Agreement, dated as of September 26, 2008, among Asbury Automotive Group, Inc., the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender

6.	Assigned Interest:

Assignor[s][5]	Assignee[s][6]	Facility Assigned[7]	Aggregate Amount of Commitments for all Lenders[8]	Amount of Commitment Assigned	Percentage Assigned of Commitments[9]	CUSIP Number
			$	$	%

			$	$	%
			$	$	%

[7.	Trade Date: ] [10]

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Commitment”, etc.).
[8]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9]	Set forth, to at least 9 decimals, as a percentage of the Commitments of all Lenders thereunder.
[10]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Form of Assignment and Assumption

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and] [11] Accepted:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Title:

[Consented to:] [12]

By:
Title:

[11]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[12]	To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

[                    ] 13

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type presented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.05 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent,

[13]	Describe Credit Agreement at option of Administrative Agent.

Form of Assignment and Assumption

[the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Form of Assignment and Assumption

EXHIBIT F

FORM OF SUBSIDAIRY GUARANTY

See Attached.

F-1

Form of Subsidiary Guaranty

EXECUTION VERSION

EXHIBIT F

SUBSIDIARY GUARANTY AGREEMENT

THIS SUBSIDIARY GUARANTY AGREEMENT dated as of September 26, 2008 (this “Guaranty Agreement”), is entered into among EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Guarantor” and collectively the “Guarantors”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Asbury Automotive Group, Inc., a Delaware corporation (the “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and as L/C Issuer, and the lenders party thereto (from time to time, collectively, the “Lenders”), the Lenders have agreed to provide to the Borrower a revolving credit facility with a letter of credit sublimit and swing line facility.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Borrower or the Guarantors pursuant to certain Secured Hedge Agreements (defined in the Credit Agreement).

C. It is a condition precedent to the Secured Parties’ obligations to make and maintain such extensions of credit that the Guarantors shall have executed and delivered this Guaranty Agreement to the Administrative Agent.

D. Each Guarantor is, directly or indirectly, a Subsidiary of the Borrower and will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and such other extensions of credit.

In order to induce the Secured Parties to make and maintain extensions of credit from time to time under the Credit Agreement and under the Secured Hedge Agreements, the parties hereto agree as follows:

1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) the Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Secured Parties, including principal, interest, and fees (including fees and expenses of counsel; (b) the Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under Secured Hedge Agreements. The Guarantors’ obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.

The Guarantors’ Obligations are secured by various Security Instruments referred to in the Credit Agreement, including without limitation the Security Agreement.

For purposes of this Guaranty Agreement, the following terms have the following definitions:

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

2. Payment. If the Borrower shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, fees (including, but not limited to, fees and expenses of counsel), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing.

3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives,

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to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:

(a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c) any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;

(f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty now or hereafter in effect);

(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

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(i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantors’ Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors’ Obligations hereunder and under each Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4. Currency and Funds of Payment. All Guarantors’ Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Guaranteed Liabilities.

5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, the Guarantors’ Obligations shall immediately be and become due and payable.

6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 21 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (a) of the Borrower, to the payment in full of the Guaranteed Liabilities, (b) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantors’ Obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents or any Secured Hedge Agreement. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

7. Suits. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the

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Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8. Set-Off and Waiver. Each Guarantor acknowledges the right of set-off granted pursuant to Section 10.08 of the Credit Agreement and waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor.

9. Waiver of Notice; Subrogation.

(a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the

5

Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c) Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 21 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 21 hereof, and occurrence of the Facility Termination Date.

10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 21 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 23 hereof.

11. Representations, Warranties and Covenants; Agreement regarding Interest.

(a) Each Guarantor hereby makes each representation and warranty made in the Credit Agreement by the Borrower with respect to such Guarantor. Each Guarantor covenants and agrees that until the Facility Termination Date, it will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Credit Agreement to be performed by it or them or that the Borrower has agreed, in the Credit Agreement, to cause it or them to perform.

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(b) Each Guarantor agrees that any amounts required to be paid by it pursuant to the Loan Documents may bear interest in accordance with Section 2.08(b)(ii) of the Credit Agreement.

12. Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including fees and expenses of counsel, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14. Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Joinder Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrower, the Borrower’s financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Borrower or the Borrower’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty Agreement (and any Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

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15. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Guaranty Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

16. Entire Agreement. This Guaranty Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 21, neither this Guaranty Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

17. Binding Agreement; Assignment. This Guaranty Agreement, each Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Joinder Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

18. Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Guaranty Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of any Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Guaranty Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the

8

applicable Hedge Bank. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Guaranty Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

19. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

20. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Guaranty Agreement.

21. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

22. Remedies Cumulative. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof.

23. Notices. Any notice required or permitted hereunder or under any Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address of the Borrower indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

24. Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.

9

25. Governing Law; Venue; Waiver of Jury Trial.

(a) THIS GUARANTY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b) EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT OR A JOINDER AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c) EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH GUARANTOR IN EFFECT PURSUANT TO SECTION 23 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

(d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE

10

OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f) EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

[Signature page follows.]

11

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS:

ASBURY AUTOMOTIVE GROUP, INC.

Hunter Johnson
Vice President and Treasurer

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

Hunter Johnson
Assistant Treasurer

ASBURY AUTOMOTIVE FINANCIAL SERVICES, INC.

Hunter Johnson
President and Treasurer

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By:	ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

By:	ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

SUBSIDIARY GUARANTY

Signature Page

ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C., its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TAMPA SUZU, L.P.
WMZ BRANDON MOTORS, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C., its General Partner

AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ARKANSAS HUND L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.

SUBSIDIARY GUARANTY

Signature Page

ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FLORIDA LLC
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP HOLDINGS, INC.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE SOUTH LLC
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX PB CHEV L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY MS METRO L.L.C.
ASBURY MS YAZOO L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.

SUBSIDIARY GUARANTY

Signature Page

ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-M L.L.C.
ESCUDE-MO L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.

SUBSIDIARY GUARANTY

Signature Page

MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
SPECTRUM INSURANCE SERVICES L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HON L.L.C.
THOMASON HUND L.L.C.
THOMASON MAZ L.L.C.
THOMASON NISS L.L.C.
THOMASON OUTFITTERS L.L.C.
THOMASON PONTIAC-GMC L.L.C.
THOMASON SUZU L.L.C.
THOMASON TY L.L.C.
THOMASON ZUK L.L.C.

Hunter Johnson
Treasurer

SUBSIDIARY GUARANTY

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

SUBSIDIARY GUARANTY

Signature Page

EXHIBIT G

OPINION MATTERS

[Intentionally Omitted]

G-1

Opinion Matters

EXHIBIT H

FORM OF BORROWING BASE CERTIFICATE

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 26, 2008 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among Asbury Automotive Group, Inc., a Delaware corporation (the “Company”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender. Terms used herein not otherwise defined herein have the respective meanings given thereto in the Credit Agreement.

The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that at the close of business on [                    ] (the “Calculation Date”) the Borrowing Base was $        , computed as set forth on the schedule attached hereto.

ASBURY AUTOMOTIVE GROUP, INC.

By:
Name:
Title:

H-1

Form of Pledge Agreement

EXHIBIT I

ESCROW AND SECURITY AGREEMENT

See Attached.

I-1

Form of Escrow and Security Agreement

EXECUTION VERSION

EXHIBIT I

THIS ESCROW AND SECURITY AGREEMENT AND THE COLLATERAL DESCRIBED HEREIN ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF SEPTEMBER 26, 2008, AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND EACH OTHER LENDER PARTY THERETO FROM TIME TO TIME, AND ANY SUCCESSOR OR ASSIGNEE OF ANY PARTY HERETO SHALL BE BOUND BY SUCH INTERCREDITOR AGREEMENT AS FULLY AS IF SUCH SUCCESSOR OR ASSIGNEE WERE A PARTY THERETO.

ESCROW AND SECURITY AGREEMENT

THIS ESCROW AND SECURITY AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2008 by ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower” and a “Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Grantor”, and collectively with the Borrower, the “Grantors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

RECITALS

A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent, Bank of America, N.A., as Swing Line Lender and as L/C Issuer, and the lenders party thereto (from time to time, collectively, the “Lenders”), the Lenders have agreed to provide to the Borrower a revolving credit facility with a letter of credit sublimit and swing line facility.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Hedge Agreements (each as defined in the Credit Agreement).

C. Each Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and such other extensions of credit, and each Grantor is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Grantor guarantees the Obligations of the Borrower.

D. In order to induce the Secured Parties to enter into the Loan Documents and to make Loans and issue Letters of Credit, each Grantor has agreed to make all shares of capital stock or Equity Interests of the Subsidiaries described on Schedule I (as such schedule may be supplemented from time to time) (collectively, the “Escrow Subsidiaries”) of the respective Grantor subject to the terms and provisions of this Agreement.

E. The Equity Interests in the Escrow Subsidiaries are not permitted to be pledged under the terms of the applicable Franchise Agreements, Framework Agreements or similar manufacturer agreements of such Escrow Subsidiaries (the “Restricted Equity Interests”).

F. In lieu of a pledge by the Grantors to the Administrative Agent of the Restricted Equity Interests, the Grantors shall grant a security interest in certain Disposition Proceeds (as defined in Section 2.01 below) of such Restricted Equity Interests.

G. To further protect the Secured Parties, the Grantors will deliver the Escrowed Shares (as defined in Section 1.01 below) into escrow to be held in accordance with this Agreement.

H. It is a condition precedent to the Secured Parties’ obligations to make and maintain such extensions of credit that the Grantors shall have executed and delivered this Agreement to the Administrative Agent.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and such Secured Hedge Agreements, and in further consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I.

ESCROW

1.01 Escrow. Upon the terms hereof, each Grantor hereby delivers to the Administrative Agent, in escrow (the “Escrow”) all of the issued and outstanding certificated shares of capital stock or other Equity Interests now or hereafter owned by such Grantor described on Schedule I attached hereto and incorporated herein, as Schedule I may be amended or supplemented from time to time (collectively, the “Escrowed Shares”).

1.02 Terms of Escrow. (a) The parties hereby appoint the Administrative Agent as Administrative Agent in accordance with the terms and conditions set forth herein, and the Administrative Agent hereby accepts such appointment as escrow agent.

(b) The Administrative Agent shall disburse all or any part of the Escrowed Shares as follows: any time the Administrative Agent receives (i) a written notification executed by a Grantor (or such Grantor’s successor interest to the Escrowed Shares) advising the Administrative Agent of a proposed Disposition, (ii) (subject to Section 4.04(a)) all Disposition Proceeds (as herein defined) paid or payable to Grantors in respect of such Escrowed Shares, and (iii) if other than cash, duly executed instruments of assignment and delivery, the Administrative Agent shall immediately release such portion of the Escrowed Shares, subject to clause (f), as is specified in such written notice to the Persons specified in such written notice.

2

(c) The Administrative Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Administrative Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority, or rights of the Persons executing or delivering or purporting to execute or deliver any document or property or this Agreement.

(d) (i) The Administrative Agent shall have no duties or responsibilities other than those expressly set forth herein and, except as expressly set forth herein, shall have no duty to enforce any obligation of any Person, to make any payment or delivery of Disposition Proceeds, or to direct or cause any payment or delivery thereof, or to direct or cause any payment or delivery thereof to be made, or to enforce any obligation of any Person to perform any other act. The Administrative Agent shall be under no liability to any Person by reason of any failure on the part of any other Person to perform such Person’s obligations under any agreement involving or relating in any way to the Escrowed Shares or the Disposition thereof by the Grantors.

(ii) The Administrative Agent in its role as escrow agent shall not be liable to the Grantors or to any other Person for any action taken or omitted by it in good faith and in the exercise of its own best judgment. The Administrative Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Administrative Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but as to the acceptability and reliability of any information therein contained) which is believed by the Administrative Agent to be genuine and to be signed or presented by the proper Person or Persons.

(e) The Grantors shall pay all income, withholding and any other taxes imposed on or measured by income which are attributable to income from the Escrowed Shares and the Disposition Proceeds for the time all or any part thereof are held in escrow hereunder, and shall file all tax and information returns applicable thereto. To the extent that the Administrative Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the Escrowed Shares and Disposition Proceeds, the Administrative Agent may but shall not be obligated to pay such taxes. The Administrative Agent may withhold or offset from any amount payable by the Administrative Agent to the Grantors such amount as the Administrative Agent determines in its sole discretion to be sufficient to provide for the payment of such taxes; alternately any such amount paid by the Administrative Agent shall become a part of the Obligations. In addition, the Administrative Agent shall be indemnified and held harmless by the Grantors from and against any liability for such taxes and for any penalties or interest in respect of taxes on such investment income or payments in the manner provided in subparagraph (k) below.

(f) The Administrative Agent is acting as an escrow agent only with respect to the Escrowed Shares and related Restricted Disposition Proceeds (as defined in Section 2.01 below). If any dispute arises as to whether the Administrative Agent is obligated to deliver the Escrowed Shares or as to whom the Escrowed Shares are to be delivered, the Administrative

3

Agent shall not be required to make any delivery, but in such event the Administrative Agent may hold the Escrowed Shares until receipt by the Administrative Agent of the Disposition Proceeds and (i) instructions in writing, signed by all parties which have, or claim to have, an interest in the Escrowed Shares, directing the disposition of the Escrowed Shares, or (ii) in the absence of such writing, a final judgment from a court of competent jurisdiction or final binding arbitration award providing for the disposition of the Escrowed Shares.

(g) The Administrative Agent shall be entitled to reimbursement from the Grantors for all expenses paid or incurred by the Administrative Agent in the administration of its duties hereunder, including, but not limited to, all attorneys’, advisors’ and consultants’ fees and expenses and all taxes or other governmental charges.

(h) The Administrative Agent may resign as escrow agent at any time and be discharged from its duties as escrow agent hereunder. As soon as practicable after its resignation, the Administrative Agent shall turn over to a successor escrow agent appointed by it and the Grantors all Escrowed Shares held hereunder upon presentation of a document appointing the successor escrow agent and its acceptance thereof. If no successor escrow agent is so appointed within the 30-day period following such notice of resignation, the Administrative Agent may deposit the Escrowed Shares with any court in the United States it deems appropriate.

(i) From time to time on and after the date hereof, including without limitation concurrently with the delivery of a written notice as provided in Section 1.02(b), the Grantors shall deliver or cause to be delivered to the Administrative Agent such further documents and instruments and shall do and cause to be done such further acts as the Administrative Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

(j) It is agreed that the Grantor shall retain all rights to dividends, all rights to vote and all other rights in respect of ownership of the Escrowed Shares, subject only to the Security Interest in the Disposition Proceeds Collateral (each as defined in Section 2.01 below); provided, that any certificated Restricted Equity Interests received as a dividend or other distribution in respect of Escrowed Shares shall be delivered to the Administrative Agent, in escrow, to be held pursuant to the terms of this Agreement.

(k) EACH GRANTOR SHALL AND DOES HEREBY JOINTLY AND SEVERALLY INDEMNIFY AND HOLD THE ADMINISTRATIVE AGENT AND EACH OF THE SECURED PARTIES AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT AND AFFILIATES (EACH AN “INDEMNITEE” AND COLLECTIVELY, THE “INDEMN1TEES”) HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, COSTS, DAMAGES, JUDGMENTS, EXPENSES, OBLIGATIONS AND LIABILITIES OF ANY KIND OR NATURE INCLUDING ATTORNEYS FEES AND EXPENSES INCURRED IN CONNECTION THEREWITH (“LIABILITIES”) WHICH ANY INDEMNITEE INCURS OR SUSTAINS, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SERVICES OF THE ADMINISTRATIVE AGENT HEREUNDER, THE ACTIONS

4

OR OMISSIONS OF ANY INDEMNITEE IN CONNECTION WITH THIS AGREEMENT, THE ESCROWED SHARES AND/OR THE DISPOSITION PROCEEDS HELD BY THE ADMINISTRATIVE AGENT HEREUNDER OR ANY INCOME EARNED THEREFROM INCLUDING, WITHOUT LIMITATION, LIABILITIES WHICH ARISE IN WHOLE OR IN PART FROM THE NEGLIGENCE, WHETHER SOLE OR CONCURRENT ON THE PART OF ANY INDEMNITEE BUT EXPRESSLY EXCLUDING THEREFROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNITEE. THE FOREGOING INDEMNITY SHALL SURVIVE SATISFACTION OF THE OBLIGATIONS AND TERMINATION OF THIS AGREEMENT.

ARTICLE II.

GRANT OF SECURITY INTEREST

2.01 Assignment and Grant of Security. The Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of the Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Secured Hedge Agreements, and each other Grantor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents and any Secured Hedge Agreements to which it is now or hereafter becomes a party (such obligations and liabilities of the Borrower and the other Grantors are referred to collectively as the “Secured Obligations”), to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties (collectively, the “Security Interest”) all rights, titles and interests which such Grantor now has or at any time in the future may acquire in the following (collectively, the “Disposition Proceeds”): (i) all purchase and sale agreements relating to any of the Restricted Equity Interests and all rights to secure payment thereunder; (ii) the cash proceeds and all securities, general intangibles, contract rights, or any other proceeds whatsoever (other than shares of a Subsidiary which the Grantor is not obligated to pledge) which are received or from time to time receivable or otherwise distributed in respect of the transfer, sale, assignment, conveyance or other disposition of any kind (each, a “Disposition”) of the Escrowed Shares or other Restricted Equity Interests and any other property substituted or exchanged therefor (other than Restricted Disposition Proceeds (as hereinafter defined) and other shares of a Subsidiary which the Grantor is not obligated to pledge) including without limitation proceeds from any foreclosure sale or any other forced sale or liquidation or any sale or disposition arising or occurring pursuant to a plan in bankruptcy; and (iii) any and all proceeds or other sums payable and/or distributable with respect to, all or any of the Escrowed Shares or other Restricted Equity Interests and the other interests described in the preceding clauses (i), (ii) and (iii) hereof. Disposition Proceeds which constitute Restricted Equity Interests shall be referred to herein as “Restricted Disposition Proceeds” and shall not be included within the property subject to the Security Interest. The Disposition Proceeds subject to the Security Interest are referred to herein as the “Disposition Proceeds Collateral”.

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2.02 Delivery of Disposition Proceeds. Upon any Disposition of all or a part of the Escrowed Shares or other Restricted Equity Interests (including without limitation any foreclosure sale, any other forced sale or any sale or disposition arising or occurring pursuant to a plan in bankruptcy), subject to Section 4.04(a) the Grantors shall deliver to the Administrative Agent the Disposition Proceeds, including (with respect to any certificated Disposition Proceeds) duly executed instruments of transfer, all in form and substance reasonably satisfactory to the Administrative Agent. The term “certificated” when used with the term “Disposition Proceeds” shall mean any such Disposition Proceeds which are evidenced or represented by a note, certificate, instrument, chattel paper or other written evidence of ownership or entitlement. All Restricted Disposition Proceeds shall be held by the Administrative Agent, in its capacity as escrow agent hereunder, as part of the Escrow. All Disposition Proceeds Collateral shall be held by the Administrative Agent in its capacity as Administrative Agent under the Loan Documents and the Administrative Agent shall be deemed to have possession thereof for purposes of perfecting the Security Interest in any such property.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.01 Representations and Warranties. Each Grantor represents and warrants that the original certificates (if any) representing all of the certificated Escrowed Shares and other certificated Restricted Equity Interests have been delivered to the Administrative Agent, in escrow; the Restricted Equity Interests described on Schedule I constitute (i) all of the issued and outstanding capital stock of each of the Escrow Subsidiaries as of the date hereof and (ii) the indicated number of shares and/or ownership interest percentages of the entities as shown on Schedule I; none of the Escrow Subsidiaries have issued, nor are there outstanding, any options, warrants or other rights in favor of any Grantor or any other Person to acquire the Escrowed Shares or other Restricted Equity Interests or any capital stock of any of the Escrow Subsidiaries.

ARTICLE IV.

COVENANTS

Each Grantor covenants and agrees that:

(a) In addition to such other information as shall be specifically provided for herein, such Grantor shall furnish to the Administrative Agent such other information with respect to the Disposition Proceeds Collateral as the Administrative Agent may reasonably request from time to time in connection with the Disposition Proceeds Collateral, or the protection, preservation, maintenance or enforcement of the Security Interest or the Disposition Proceeds Collateral, including, without limitation, all documents and things in such Grantor’s possession, or subject to its demand for possession, related to the Disposition Proceeds Collateral.

(b) If such Grantor shall at any time acquire any additional Restricted Equity Interests of any Escrow Subsidiary, such Grantor shall promptly (and without the necessity for any request or demand by the Administrative Agent) deliver the certificates representing such

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shares or interests to the Administrative Agent, in escrow, in the same manner and with the same effect as described in Article I hereof. Upon delivery, such shares or evidences of ownership shall thereupon constitute Escrowed Shares for the purposes and upon the terms and conditions set forth in this Agreement.

(c) Such Grantor will not make any Disposition of the Escrowed Shares or other Restricted Equity Interests (whether certificated or uncertificated) or any part thereof, or create directly or indirectly any security interest or otherwise encumber (other than any restriction imposed by any Franchise Agreement or Framework Agreement to which the Grantor is a party) any of the Escrowed Shares or other Restricted Equity Interests, or permit any of the Escrowed Shares or other Restricted Equity Interests to ever be or become subject to any warrant, put, option or other rights of third Persons or any attachment, execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, in each case, unless and until any Disposition Proceeds Collateral are paid and/or delivered to the Administrative Agent in accordance with this Agreement, or are received and retained by such Grantor in accordance with Section 4.04(a), and any Restricted Disposition Proceeds are delivered in escrow to the Administrative Agent to be held as Escrowed Shares.

(d) Such Grantor shall enforce or secure in the name of Administrative Agent, for the benefit of the Secured Parties, the performance of each and every material obligation, term, covenant, condition and agreement and any other obligations, terms, covenants, conditions and agreements reasonably requested by the Administrative Agent relating to any certificated Disposition Proceeds Collateral in such Grantor’s organizational documents or stockholders, voting or similar agreements, or any purchase agreement related thereto, and such Grantor shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected therewith and upon request by the Administrative Agent, such Grantor will do so in the name of the Administrative Agent and on behalf of the Secured Parties, but at the expense of the Grantors, and the Grantors shall (jointly and severally) pay all costs and expenses of the Administrative Agent and the Secured Parties, including, but not limited to, attorneys’ fees and expenses, in any action or proceeding in which the Secured Parties may appear.

(e) The Grantors (jointly and severally) shall promptly pay to the Administrative Agent the amount of all costs and expenses of the Administrative Agent and/or the Secured Parties, including, but not limited to, attorneys’ fees, incurred by the Administrative Agent or the Secured Parties in connection with the enforcement of the rights of the Administrative Agent or the Secured Parties hereunder, in accordance with Section 10.04 of the Credit Agreement.

(f) At no time shall any Escrowed Shares or other Restricted Equity Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account or (ii) which constitute a “security” (or as to which the related Escrow Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (or of any other jurisdiction whose laws may govern) be maintained in the form of uncertificated securities. With respect to Escrowed Shares that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Escrowed Shares are, and shall at all times be, represented by the share certificates listed on Schedule I hereto.

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(g) Such Grantor and each issuer of any Escrowed Shares or other Restricted Equity Interests shall mark each register or other ownership or transfer record relating to any of the Escrowed Shares or other Restricted Equity Interests with a notation indicating that such securities are subject to this Agreement.

4.02 Preservation of Escrowed Shares. Neither the Administrative Agent nor the Secured Parties shall have any responsibility for or obligation or duty with respect to all or any part of the Escrowed Shares or other Restricted Equity Interests or any Disposition Proceeds Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation beyond the use of reasonable care in the custody and preservation thereof while in its possession, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible generally for the preservation of all rights in the Escrowed Shares, the other Restricted Equity Interests and the Disposition Proceeds Collateral.

4.03 Collection of the Loan. Neither the Administrative Agent nor any Secured Party shall ever be liable for any failure to use due diligence in the collection of any and all amounts due and owing under this Agreement or any other Loan Document.

4.04 Rights of Parties Before the Occurrence of an Event of Default. (a) Exercising Rights and Receipt of Cash Proceeds Prior to an Event of Default. Unless and until an Event of Default shall occur and be continuing:

(i) With respect to all Disposition Proceeds Collateral, the Grantors shall be entitled to receive all cash dividends or interest paid in respect of or attributable to such Disposition Proceeds Collateral and any and all other Distributions. As used herein “Distributions” shall mean the declaration or payment of any dividend or other distribution on or with respect to such Disposition Proceeds Collateral, and any other payment made with respect to such Disposition Proceeds Collateral other than in respect of a Disposition thereof. All such Distributions (other than cash Distributions) shall if received by any Person other than the Administrative Agent, be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall forthwith be delivered to the Administrative Agent duly endorsed and accompanied by duly executed instruments of transfer, all in form and substance satisfactory to the Administrative Agent to be held subject to the Security Interest and the other provisions of this Agreement.

(ii) With respect to all Disposition Proceeds Collateral, each Grantor shall have the right to vote and give consents with respect to all such Disposition Proceeds Collateral owned by it and to consent to, ratify, or waive notice of any and all meetings and take such other action as it deems appropriate to protect or further its interests in respect thereof; provided, that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or provisions of this Agreement or any other Loan Document.

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(b) Exercising Rights in Disposition Proceeds Collateral After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, without the consent of any Grantor, may:

(i) At any time vote or consent in respect of any Disposition Proceeds Collateral (other than cash Disposition Proceeds Collateral) and authorize any such Disposition Proceeds Collateral to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to the Administrative Agent, in its sole discretion, to protect or further the interests of the Administrative Agent and the Secured Parties in respect of any such Disposition Proceeds Collateral as though it were the outright owner thereof, and, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent, after the occurrence and during the continuance of an Event of Default, its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all such Disposition Proceeds Collateral standing in the name of such Grantor or with respect to which such Grantor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Agreement;

(ii) In respect of any Disposition Proceeds Collateral (other than cash Disposition Proceeds Collateral), join in and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to the Administrative Agent in respect of any such Disposition Proceeds Collateral, and deposit any such Disposition Proceeds Collateral under any such plan; make any exchange, substitution, cancellation or surrender of such Disposition Proceeds Collateral required by any such plan and take such action with respect to any such Disposition Proceeds Collateral as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of such Disposition Proceeds Collateral from the Security Interest of this Agreement;

(iii) Receive for application as provided in Section 8.03 of the Credit Agreement all payments of whatever kind made upon or with respect to any Disposition Proceeds Collateral and all Disposition Proceeds Collateral consisting of cash; and

(iv) Subject to the provisions of Section 4.04(c) hereof, transfer or endorse into its name, or into the name or names of its nominee or nominees, all or any of the Disposition Proceeds Collateral.

(c) Right of Sale of Disposition Proceeds Collateral After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may sell, without recourse to judicial proceedings, by way of one or more contracts, with the right (except at private sale) to bid for and buy, free from any right of redemption, any Disposition Proceeds Collateral (other than cash Disposition Proceeds Collateral) upon five (5) days’ notice (which notice is agreed to be reasonable notice for the purposes hereof) to the Grantors of the time and place of sale, for cash, upon credit or for future delivery, at the Administrative Agent’s option and in the Administrative Agent’s complete discretion at public sale, including a sale at any broker’s board or exchange or private sale.

The Administrative Agent is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as the Administrative Agent may

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deem required or appropriate in the event of sale or disposition of such Disposition Proceeds Collateral. Each Grantor understands that the Administrative Agent may in its sole discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for such Disposition Proceeds Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Each Grantor agrees (A) that in the event the Administrative Agent shall so sell such Disposition Proceeds Collateral, or any portion thereof, at such private sale or sales, the Administrative Agent shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by the Administrative Agent in obtaining such advice to be paid by the Grantors as an expense related to the exercise by the Administrative Agent of its rights hereunder), and (B) that such reliance shall be conclusive evidence that the Administrative Agent handled such matter in a commercially reasonable manner. No Secured Party shall be under any obligation to take any steps to permit such Disposition Proceeds Collateral to be sold at a public sale or to delay a sale to permit the Escrow Subsidiaries to register such Disposition Proceeds Collateral for public sale under the Securities Act of 1933 or applicable state securities law. In case of any sale by the Administrative Agent of the Disposition Proceeds Collateral on credit or for future delivery, the Disposition Proceeds Collateral sold may be retained by the Administrative Agent until the selling price is paid by the purchaser, but the Administrative Agent shall incur no liability in case of failure of the purchaser to take up and pay for the Disposition Proceeds Collateral so sold. In case of any such failure, such Disposition Proceeds Collateral so sold may be again similarly sold. In connection with the sale of the Disposition Proceeds Collateral, the Administrative Agent is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Administrative Agent to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by the Administrative Agent shall be deemed not to be “commercially reasonable” because so made. In no event, however, shall the Administrative Agent or any Secured Party have any right to sell, foreclose upon, or compel the sale of, any Escrowed Shares.

(d) Other Rights After an Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, at its election, may with respect to all Disposition Proceeds Collateral exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of New York or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder, or under any other Loan Document, at law, in equity or otherwise.

(e) Application of Proceeds. Any and all Disposition Proceeds Collateral including cash proceeds and the proceeds from the disposition as hereinabove provided of Disposition Proceeds Collateral received by Lenders or any part thereof shall be applied as provided in Section 8.03 of the Credit Agreement.

4.05 Right to File as Financing Statement. The Administrative Agent shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Administrative Agent to do so shall not impair the validity or enforceability of this Agreement or the Security Interest.

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4.06 Restricted Disposition Shares; No Control by Administrative Agent or Lenders. (a) Notwithstanding anything herein to the contrary, the Administrative Agent shall not have, or be deemed to have, a security interest in any Restricted Disposition Proceeds or the Escrowed Shares, but the Administrative Agent shall have a security interest in Disposition Proceeds Collateral (the “Subsequent Proceeds”) of Restricted Disposition Proceeds so long as such Subsequent Proceeds are not themselves Restricted Disposition Proceeds. Any Restricted Disposition Proceeds delivered to the Administrative Agent to be held in escrow by the Administrative Agent will be deemed to be Escrowed Shares for purposes of this Agreement.

(b) Notwithstanding anything herein to the contrary, this Agreement, the Credit Agreement and the other Loan Documents, and the transactions contemplated hereby and thereby, do not and will not, constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of any of the Escrow Subsidiaries by the Administrative Agent or any Secured Party, or control, affirmative or negative, direct or indirect, by the Administrative Agent or any Secured Party over the management or any other aspect of the day-to-day operation of the Escrow Subsidiaries, which ownership and control remains exclusively and at all times in each of the Escrow Subsidiaries.

4.07 Agreement to Supplement. Each Grantor acknowledges and agrees that this Agreement shall be amended and supplemented from time to time to specifically include a description of all Escrowed Shares subject hereto subsequent to the date hereof, and the Administrative Agent shall be entitled to supplement Schedule I from time to time, without any action or joinder of the Grantors to reflect the addition of all such additional Escrowed Shares. The Administrative Agent shall have a valid first priority security interest in all additional Disposition Proceeds which come into existence after the date hereof, whether or not reflected on a supplement to Schedule I. Each Grantor hereby agrees to execute, deliver and cause the filing of all stock powers, financing statements and other documents and to take such further action as deemed necessary in the Administrative Agent’s reasonable discretion with respect to each such additional Escrowed Shares and Disposition Proceeds to ensure such Grantor’s compliance hereunder with respect thereto. To the extent that any Equity Interest in a Subsidiary constitutes General Intangibles, such Equity Interests shall not be listed as Escrowed Shares in any supplement to Schedule 1, and shall not constitute Restricted Equity Interests hereunder.

4.08 Reinstatement. The granting of a security interest in the Disposition Proceeds Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 4.08 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date. The “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

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4.09 Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust the Disposition Proceeds Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Disposition Proceeds Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Disposition Proceeds Collateral herein described or any part thereof or any such other security; and (ii) apply such Disposition Proceeds Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Disposition Proceeds Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Disposition Proceeds Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

4.10 Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

4.11 Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

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4.12 Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Disposition Proceeds Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Disposition Proceeds Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Disposition Proceeds Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Disposition Proceeds Collateral shall be subjected to the remedies provided in this Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.

4.13 Entire Agreement. This Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

4.14 Reliance. Each Grantor hereby consents and agrees that all Persons shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Disposition Proceeds Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any Persons.

4.15 Binding Agreement; Assignment. This Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement, any Joinder Agreement or any interest herein or therein or in the Disposition Proceeds Collateral, or any part thereof or interest therein, or otherwise pledge, encumber or grant any option with respect to the Disposition Proceeds, or any part thereof, or any cash or property held by the Administrative Agent as the Disposition Proceeds under this Agreement. Without limiting the generality of the foregoing sentence of this Section 4.15, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX

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thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

4.16 Secured Hedge Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Disposition Proceeds Collateral (including the release or impairment of any Disposition Proceeds Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Hedge Bank. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement

4.17 Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

4.18 Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 4.18, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Agreement.

4.19 Termination. Subject to the provisions of Section 4.08, this Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Agreement, the Administrative Agent shall, at the sole expense of the Grantors, promptly deliver to the Grantors the Escrowed Shares, all other certificated Restricted Equity Interests and the Disposition Proceeds Collateral and take such actions at the request of the Grantors as may be necessary to effect the same.

4.20 Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Grantor hereunder, at the address of the Borrower indicated in Schedule 10.02 of

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the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

4.21 Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder to the extent required pursuant to such Joinder Agreement as a Grantor and shall have thereupon pursuant to Section 2.01 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Disposition Proceeds which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Agreement shall be deemed to include such Person as a Grantor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules to each Joinder Agreement.

4.22 Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

4.23 Governing Law; Waivers. (a) THIS AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b) EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c) EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR

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PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH GRANTOR PROVIDED IN SECTION 4.20 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

(d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY GRANTOR OR ANY OF SUCH GRANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED.

(e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f) EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

4.24 Intercreditor Agreement. THIS AGREEMENT AND THE COLLATERAL DESCRIBED HEREIN ARE SUBJECT TO THE INTERCREDITOR AGREEMENT AND ANY SUCCESSOR OR ASSIGNEE OF ANY PARTY HERETO SHALL BE BOUND BY SUCH INTERCREDITOR AGREEMENT AS FULLY AS IF SUCH SUCCESSOR OR ASSIGNEE WERE A PARTY THERETO.

[Signature Pages Follow]

16

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

GRANTORS:

ASBURY AUTOMOTIVE GROUP, INC.

Hunter Johnson
Vice President and Treasurer

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

Hunter Johnson
Assistant Treasurer

ASBURY AUTOMOTIVE FINANCIAL SERVICES, INC.

Hunter Johnson
President and Treasurer

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By:	ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

By:	ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

ESCROW AND SECURITY AGREEMENT

Signature Page

ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C., its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TAMPA SUZU, L.P.
WMZ BRANDON MOTORS, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C., its General Partner

AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ARKANSAS HUND L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.

ESCROW AND SECURITY AGREEMENT

Signature Page

ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FLORIDA LLC
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP HOLDINGS, INC.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE SOUTH LLC
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX PB CHEV L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY MS METRO L.L.C.
ASBURY MS YAZOO L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.

ESCROW AND SECURITY AGREEMENT

Signature Page

ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-M L.L.C.
ESCUDE-MO L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC

ESCROW AND SECURITY AGREEMENT

Signature Page

KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
SPECTRUM INSURANCE SERVICES L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HON L.L.C.
THOMASON HUND L.L.C.
THOMASON MAZ L.L.C.
THOMASON NISS L.L.C.
THOMASON OUTFITTERS L.L.C.
THOMASON PONTIAC-GMC L.L.C.
THOMASON SUZU L.L.C.
THOMASON TY L.L.C.
THOMASON ZUK L.L.C.

Hunter Johnson
Treasurer

ESCROW AND SECURITY AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

ESCROW AND SECURITY AGREEMENT

Signature Page

SCHEDULE I

Grantor	Escrow Subsidiary	Jurisdiction of Formation	Class or Type of Escrowed Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Escrowed	Certificate Number (if applicable)	Par Value (if applicable)
Asbury Automotive Group, Inc.	Asbury Automotive Financial Services, Inc.	DE	Common Stock	500	100%	101R	$.01 per share

Asbury Automotive Group, Inc.	Asbury Automotive Group Holdings, Inc.	DE	Common Stock	1,000	100%	101R	$.01 per share

Precision Enterprises Tampa, Inc.	Coggin Automotive Corp.	FL	Common Stock	75,750	100%	19	$1.00 per share

Precision Enterprises Tampa, Inc.	Plano Lincoln-Mercury, Inc.	DE	Common Stock	5,581	100%	11	No par value per share

Precision Enterprises Tampa, Inc.	Precision Computer Services, Inc.	FL	Common Stock	100	100%	5	$1.00 par value per share

Asbury Automotive Group, Inc.	Precision Enterprises Tampa, Inc.	FL	Common Stock	8,926	100%	10	$.001 par value per share

Precision Enterprises Tampa, Inc.	Precision Infiniti, Inc.	FL	Common Stock	10,000	100%	4	$1.00 par value per share

Precision Enterprises Tampa, Inc.	Precision Motorcars, Inc.	FL	Common Stock	460,000	100%	8	$0.01 par value per share

Precision Enterprises Tampa, Inc.	Precision Nissan, Inc.	FL	Common Stock	100	100%	4	$1.00 par value per share

Precision Enterprises Tampa, Inc.	Thomason Auto Credit Northwest, Inc.	OR	Common Stock	1052.5	100%	101R	No par value per share

Schedule I

Escrow and Security Agreement

EXHIBIT J

JOINDER AGREEMENT

See Attached.

J-1

Form of Joinder Agreement

EXHIBIT J

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Joinder Agreement”), dated as of             , 20     is made by                                                              , a                             (the “Joining Subsidiary”), and delivered to BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement (as amended, revised, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), dated as of September 26, 2008, by and among Asbury Automotive Group, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, certain Subsidiaries of the Borrower and the Administrative Agent have entered into a Subsidiary Guaranty dated as of September 26, 2008 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Subsidiary Guaranty”);

WHEREAS, the Borrower, certain Subsidiaries of the Borrower and the Administrative Agent have entered into a Security Agreement dated as of September 26, 2008 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Security Agreement”);

WHEREAS, the Borrower, certain Subsidiaries of the Borrower and the Administrative Agent have entered into a Securities Pledge Agreement dated as of September 26, 2008 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Pledge Agreement”);

WHEREAS, the Borrower, certain Subsidiaries of the Borrower and the Administrative Agent have entered into an Escrow and Security Agreement dated as of September 26, 2008 (as amended, revised, modified, supplemented or amended and restated from time to time, the “Escrow and Security Agreement”);

WHEREAS, the Joining Subsidiary is required by the terms of the Credit Agreement to become a “Guarantor” under the Subsidiary Guaranty and be joined as a party to the Subsidiary Guaranty as a Guarantor (as defined in the Subsidiary Guaranty);

WHEREAS, the Joining Subsidiary is required by the terms of the Credit Agreement to become a “Grantor” under the Security Agreement and be joined as a party to the Security Agreement as a Grantor (as defined in the Security Agreement);

[WHEREAS, the Joining Subsidiary is required by the terms of the Credit Agreement to become a “Pledgor” under the Pledge Agreement and be joined as a party to the Pledge Agreement as a Pledgor (as defined in the Pledge Agreement)] [and][1]

[WHEREAS, the Joining Subsidiary is required by the terms of the Credit Agreement to become a Grantor under the Escrow and Security Agreement and be joined as a party to the Escrow and Security Agreement as a Grantor (as defined in the Escrow and Security Agreement)] [and][2]

WHEREAS, the Joining Subsidiary will materially benefit from the credit facilities made available and to be made available to the Borrower by the Lenders and the L/C Issuer under the Credit Agreement;

NOW, THEREFORE, the Joining Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties (as defined in the Subsidiary Guaranty, [and] the Security Agreement[, and] [the Pledge Agreement][the Escrow and Security Agreement]):

[1]. Subsidiary Guaranty.

a. Joinder. The Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Subsidiary Guaranty as a “Guarantor” and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which any Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Secured Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Subsidiary Guaranty) whether now existing or hereafter arising, all with the same force and effect as if the Joining Subsidiary were a signatory to the Subsidiary Guaranty.

b. Affirmations. The Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any Guarantor contained in the Subsidiary Guaranty. In furtherance of the foregoing, the Joining Subsidiary hereby acknowledges that any representation, warranty, acknowledgement or certification set forth in Section 11 of the Subsidiary Guaranty and specifically applicable as of the “Closing Date” shall be deemed to be applicable as of the date hereof.

[1]

Insert this provision for each Joining Subsidiary that is the direct parent entity of any Subsidiary that is not prohibited under any applicable Franchise Agreement or Framework Agreement from pledging capital stock. See also Footnote 5 below.

[2]

Insert this provision for each Joining Subsidiary that is the direct parent entity of any Subsidiary that is prohibited under any applicable Franchise Agreement or Framework Agreement from pledging capital stock. See also Footnote 6 below.

2

[2]. Security Agreement.

a. Joinder. The Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a “Grantor” and bound by all the terms, conditions, obligations, liabilities and undertakings of each Grantor or to which any Grantor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if the Joining Subsidiary were a signatory to the Security Agreement.

b. Grant of Security Interest. Without limiting the generality of the terms of Section 2(a) above, the Joining Subsidiary hereby grants as collateral security for (i) the payment, performance and satisfaction of all of its Secured Obligations (as defined in the Security Agreement), to the Administrative Agent for the benefit of the Secured Parties, a security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties all of such Grantor’s rights, title and interest in all of the Collateral (as defined in Section 2 of the Security Agreement) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter acquired or arising and wherever located.

c. Affirmations. The Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any Grantor contained in the Security Agreement.

d. Supplemental Schedules. Attached to this Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Security Agreement. The Joining Subsidiary represents and warrants that the information contained on each of the Supplemental Schedules with respect to the Joining Subsidiary and its properties and affairs is true and complete as of the date hereof.

[3. Pledge Agreement.

a. Joinder. The Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Pledge Agreement as a “Pledgor” and bound by all the terms, conditions, obligations, liabilities and undertakings of each Pledgor or to which any Pledgor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in and collateral assignment and pledge to the Administrative Agent of, the Pledged Interests and other property constituting Collateral (as defined in Section 2 of the Pledge Agreement, after giving effect to the Supplemental Schedules) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein as security for the payment and performance of the Secured Obligations (as defined in the Pledge Agreement), all with the same force and effect as if the Joining Subsidiary were a signatory to the Pledge Agreement.

3

b. Grant of Security Interest. Without limiting the generality of the terms of Section 3(a) above, the Joining Subsidiary hereby grants as collateral security for (i) the payment, performance and satisfaction of all of its Secured Obligations (as defined in the Pledge Agreement), to the Administrative Agent for the benefit of the Secured Parties, a security interest in all of the Collateral (as defined in Section 2 of the Pledge Agreement, after giving effect to the Supplemental Schedules) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter acquired or arising and wherever located.

c. Affirmations. The Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any Pledgor contained in the Pledge Agreement.

d. Supplemental Schedules. Attached to this Joinder Agreement are duly completed Supplemental Schedules supplementing as thereon indicated the respective Schedules to the Pledge Agreement. The Joining Subsidiary represents and warrants that the information contained on each of the Supplemental Schedules with respect to the Joining Subsidiary and its properties and affairs is true and complete as of the date hereof.][3]

[4. Escrow and Security Agreement.

a. Joinder. The Joining Subsidiary hereby irrevocably, absolutely and unconditionally becomes a party to the Escrow and Security Agreement as a Grantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Grantor or to which any Grantor is subject thereunder, including without limitation the escrow arrangement pursuant to Article I of the Escrow and Security Agreement with respect to the Escrowed Shares (as defined in Section 1.01 of the Escrow and Security Agreement, after giving effect to the Supplemental Schedules) and any and all delivery requirements contained therein and the grant pursuant to Article II of the Escrow and Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in and collateral assignment and pledge to the Administrative Agent of the Disposition Proceeds (as defined in Section 2.01 of the Escrow and Security Agreement, after giving effect to the Supplemental Schedules) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein as security for the payment and performance of the Secured Obligations (as defined in the Escrow and Security Agreement), all with the same force and effect as if the Joining Subsidiary were a signatory to the Escrow and Security Agreement.

b. Grant of Security Interest. Without limiting the generality of the terms of Section [4](a) above, the Joining Subsidiary hereby grants as collateral security for (i) the

[3]

Insert this provision for each Joining Subsidiary that is the direct parent entity of any Subsidiary that is not prohibited under any applicable Franchise Agreement or Framework Agreement from pledging capital stock. See also Footnote 2 above.

4

payment, performance and satisfaction of all of its Secured Obligations (as defined in the Escrow and Security Agreement), to the Administrative Agent for the benefit of the Secured Parties, a security interest in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties all of such Grantor’s rights, title and interest in the Disposition Proceeds (as defined in Section 1.01 of the Escrow and Security Agreement, after giving effect to the Supplemental Schedules) of the Joining Subsidiary or in which the Joining Subsidiary has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter acquired or arising and wherever located.

c. Affirmations. The Joining Subsidiary hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any Grantor contained in the Escrow and Security Agreement.

d. Supplemental Schedule. Attached to this Joinder Agreement are duly completed the Supplemental Schedules supplementing as thereon indicated the Schedule to the Escrow and Security Agreement. The Joining Subsidiary represents and warrants that the information contained on the Supplemental Schedule with respect to the Joining Subsidiary and its properties and affairs is true and complete as of the date hereof.][4]

[5]. Information Regarding Collateral . The Joining Subsidiary represents and warrants that Schedule A contains the information required to be included in Schedule 2.15(c) of the Credit Agreement with respect to itself.

[6.] Miscellaneous.

a. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Joinder Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

b. Severability. Whenever possible, each provision of this Joinder Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Joinder Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Joinder Agreement. This Joinder Agreement is to be read, construed and applied together with the

[4]

Insert this provision for each Joining Subsidiary that is the direct parent entity of any Subsidiary that is prohibited under any applicable Franchise Agreement or Framework Agreement from pledging capital stock; provided that to the extent that any Equity Interests in a Subsidiary constitute General Intangibles, such Equity Interests shall not be listed as Escrowed Shares and Interests on the Supplemental Schedule I to the Escrow and Security Agreement, and shall not constitute Restricted Equity Interests under the Escrow and Security Agreement. See also Footnote 3 above.

5

Credit Agreement and the other Loan Documents, which, taken together, set forth the complete understanding and agreement of the Administrative Agent and the Lenders and the Joining Subsidiary with respect to the matters referred to herein and therein.

c. Successors and Assigns. This Joinder Agreement and all obligations of the Joining Subsidiary hereunder shall be binding upon the successors and assigns of the Joining Subsidiary (including any debtor-in-possession on behalf of the Joining Subsidiary) and shall, together with the rights and remedies of the Administrative Agent, for the benefit of the Secured Parties, hereunder, inure to the benefit of the Administrative Agent and the Secured Parties, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Liens granted to the Administrative Agent, for the benefit of the Secured Parties, hereunder. The Joining Subsidiary may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Joinder Agreement.

d. Counterparts. This Joinder Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Joinder Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Administrative Agent, electronic means, all of which shall be equally valid. Without limiting the foregoing provisions of this Section [6](d), the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Joinder Agreement.

e. Section Titles. The Section titles contained in this Joinder Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

f. Delivery. The Joining Subsidiary hereby irrevocably waives notice of acceptance of this Joinder Agreement and acknowledges that the Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Joinder Agreement and the Joining Subsidiary’s joinder as a party to the Security Agreement, [and] the Subsidiary Guaranty, [and] [the Pledge Agreement][the Escrow and Security Agreement] as herein provided.

g. Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature Page Follows]

6

IN WITNESS WHEREOF, the Joining Subsidiary has duly executed and delivered this Joinder Agreement as of the day and year first written above.

JOINING SUBSIDIARY:

By:
Name:
Title:

7

EXHIBIT A

Collateral Information

I.	II.	III.	IV.	V.	VI.	VII.
Name	Jurisdiction of Formation/ Form of Equity/ I.D. Number	Address of Chief Executive Office	Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	Collateral Locations (and Type of Collateral)	Name and address of Owner of Collateral Location (If other than Joining Subsidiary)	Relationship of Persons listed in VI to Joining Subsidiary (e.g., lessor, warehousemen)

Delivered pursuant to Joinder Agreement of                                                              .

Applicable Date:             , 20

(Supplemental Schedule to Security Agreement)

SUPPLEMENTAL

SCHEDULE I TO PLEDGE AGREEMENT

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type Outstanding, if applicable	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

Delivered Pursuant to Joinder Agreement of:

Applicable Date:             , 20

(Supplemental Schedule to Pledge Agreement)

SUPPLEMENTAL

SCHEDULE I TO ESCROW AND SECURITY AGREEMENT

Escrowed Shares and Interests

ESCROW SUBSIDIARIES	NO. OF SHARES	TYPE OF SHARES	CERT NO.(S)

Delivered Pursuant to Joinder Agreement of:

Applicable Date:             , 20

(Supplemental Schedule to Escrow and Security Agreement)

EXHIBIT K

SECURITY AGREEMENT

See Attached.

K-1

Form of Security Agreement

EXECUTION VERSION

EXHIBIT K

THIS SECURITY AGREEMENT AND THE COLLATERAL DESCRIBED HEREIN ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF SEPTEMBER 26, 2008, AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND EACH OTHER LENDER PARTY THERETO FROM TIME TO TIME, AND ANY SUCCESSOR OR ASSIGNEE OF ANY PARTY HERETO SHALL BE BOUND BY SUCH INTERCREDITOR AGREEMENT AS FULLY AS IF SUCH SUCCESSOR OR ASSIGNEE WERE A PARTY THERETO.

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of September 26, 2008 (this “Security Agreement”) is being entered into among Asbury Automotive Group, Inc., a Delaware corporation (the “Borrower”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Guarantor” and, together with the Borrower, collectively, the “Grantors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced) below.

RECITALS:

A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent, Bank of America, N.A., as Swing Line Lender and as L/C Issuer, and the lenders party thereto (from time to time, collectively, the “Lenders”), the Lenders have agreed to provide to the Borrower a revolving credit facility with a letter of credit sublimit and swing line facility.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Hedge Agreements (each as defined in the Credit Agreement).

C. Each Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and such other extensions of credit, and each Grantor (other than the Borrower) is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Grantor guarantees the Obligations of the Borrower.

D. It is a condition precedent to the Secured Parties’ obligations to make and maintain such extensions of credit that the Grantors shall have executed and delivered this Security Agreement to the Administrative Agent.

In order to induce the Secured Parties to make and maintain extensions of credit from time to time under the Credit Agreement and such Secured Hedge Agreements, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Security Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Security Agreement, the following terms have the following definitions:

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

“Fixtures” has the meaning assigned thereto in Section 9-102(a)(41) of the UCC.

“Secured Obligations” means (a) as to the Borrower, all of the Obligations, including, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under (i) the Credit Agreement and each of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party, and (b) as to each Guarantor, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) under (i) the Guaranty and each of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Hedge Agreements to which it is now or hereafter becomes a party.

2. Grant of Security Interest. Each Grantor grants as collateral security for the payment, performance and satisfaction of the Secured Obligations, to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest (subject to the terms of the Intercreditor Agreement) in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, all of the personal property (excluding Fixtures) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the following:

(a) All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

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(b) All new and used vehicle inventory (including all inventory consisting of new or used automobiles or trucks) in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (all of the foregoing, collectively referred to hereinafter as “Vehicle Inventory”);

(c) All other inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (together with the Vehicle Inventory, collectively referred to hereinafter as “Inventory”);

(d) All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings and articles of tangible personal property of every description, in each case, to the extent not otherwise constituting Inventory, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);

(e) Any right of such Grantor in (i) contracts in transit relating to any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor), (ii) any written or oral agreement of any finance company or other Person to provide financing for, or to pay all or any portion of the purchase price of any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor) or (iii) any amount to be received under such contracts or agreements (collectively referred to hereinafter as “Contracts In Transit”);

(f) All other general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods (including the Vehicle Inventory), or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims,

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all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (together with the Contracts-In-Transit, collectively referred to hereinafter as “General Intangibles”);

(g) All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as “Deposit Accounts”);

(h) All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);

(i) All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding Pledged Interests subject to the Pledge Agreement, Disposition Proceeds Collateral subject to the Escrow and Security Agreement and Excluded Property as defined below (collectively referred to hereinafter as “Investment Property”);

(j) All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);

(k) All documents, including manufacturer statements of origin, certificates of origin, and certificates of title or ownership relating to any Vehicle Inventory, warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);

(l) All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);

(m) The commercial tort claims identified on Schedule 8(i) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as “Commercial Tort Claims”);

(n) All books and records relating to any of the foregoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

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(o) All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

All of the property and interests in property described in subsections (a) through (o) are herein collectively referred to as the “Collateral.” Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2 shall not extend to any Excluded Property.

3. Perfection. As of the date of execution of this Security Agreement or a Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), such Grantor shall have:

(a) to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Administrative Agent may request in accordance with the terms hereof, furnished the Administrative Agent with properly executed control or acknowledgment agreements in form and substance reasonably acceptable to the Administrative Agent with respect to Investment Property, Letter of Credit Rights or tangible personal property Collateral in the possession, custody or control of any warehouseman or other bailee (each such an agreement, a “Qualifying Control Agreement”), issuer acknowledgments of the Administrative Agent’s interest in Letter-of-Credit Rights, and evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and taken appropriate action acceptable to the Administrative Agent sufficient to establish the Administrative Agent’s control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control; and

(b) to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Administrative Agent may request, delivered to the Administrative Agent or, if the Administrative Agent shall specifically consent in each instance, an agent or bailee of the Administrative Agent that has acknowledged such status in a properly executed Qualifying Control Agreement possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments, Documents, and Investment Property in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession;

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with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Liens allowed to exist and have priority under Section 7.02 of the Credit Agreement or under the Intercreditor Agreement (“Permitted Liens”). All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent’s security interest in Collateral, including such items as are described above in this Section 3, are sometimes referred to herein as “Perfection Documents”. The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as “Perfection Action”.

4. Maintenance of Security Interest; Further Assurances.

(a) Each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents, at the Administrative Agent’s election, may describe the Collateral as or including all assets (other than fixtures) of the Grantor.

(b) With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations.

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(c) Each Grantor agrees that, in the event any proceeds (other than goods) of Collateral shall be or become commingled with other property not constituting Collateral, then such proceeds may, to the extent permitted by law, be identified by application of the lowest intermediate balance rule to such commingled property.

5. Preservation and Protection of Collateral.

(a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

(b) Upon the failure of any Grantor to pay or contest taxes, charges, or assessments, or cause Liens to be terminated in accordance with the Credit Agreement, the Administrative Agent at its option may (following 10 days written notice to the applicable Grantor in the event no Event of Default is then occurring, and in the event an Event of Default is then occurring, at any time) pay or contest any of them or amounts relating thereto (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including all fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral.

6. Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a) It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this Section 6, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under the Credit Agreement at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral.

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(b) No Grantor shall engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor; provided that, for the avoidance of doubt, Motor Vehicle auctions shall not be considered consignment transactions for the purpose of this Section 6(b).

(c) No Grantor shall cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of such Collateral or the delivery of such Collateral to such Grantor or to customers, in each case in the ordinary course of business, and motor vehicle certificates of title) or (ii) to be in the possession, custody or control of any warehouseman or other bailee unless (x) (i) such location and Person are set forth on Schedule 2.15(c) of the Credit Agreement or (ii) the aggregate value of Collateral (excluding all class III, IV, V, VI, VII and VIII Motor Vehicles (commercial trucks)) at such location is less than $1,000,000 or (y) the Administrative Agent shall have received a duly executed Qualifying Control Agreement from such warehouseman or bailee, and the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

7. Inspection. In addition to any inspection rights set forth in Section 6.08 of the Credit Agreement, if an Event of Default has occurred and is continuing, the Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right to discuss any Grantor’s affairs and finances with any Person obligated on any of such Grantor’s Accounts (“Account Debtors”) and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors. Upon or after the occurrence and during the continuation of an Event of Default, the Administrative Agent may at any time and from time to time employ and maintain on such Grantor’s premises a custodian selected by the Administrative Agent who shall have full authority to do all acts necessary to protect the Administrative Agent’s (for the benefit of the Secured Parties) interest. All expenses incurred by the Administrative Agent, on behalf of the Secured Parties, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral.

8. Specific Collateral.

(a) Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Each Grantor shall keep accurate and complete records of its Accounts (“Account Records”) and from time to time, at the request of the Administrative Agent, such Grantor shall provide the Administrative Agent with a

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schedule of Accounts in form and substance acceptable to the Administrative Agent describing all Accounts created or acquired by such Grantor (“Schedule of Accounts”); provided, however, that such Grantor’s failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent’s security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If requested by the Administrative Agent, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) and such other matter and information relating to the status of then existing Accounts as the Administrative Agent shall reasonably request.

(ii) The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Administrative Agent, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $1,000,000 in the aggregate, or greater than $250,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto.

(iii) In the event any amounts due and owing in excess of $1,000,000 in the aggregate amount, are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

(b) Inventory. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that each Grantor shall (i) keep accurate and complete records itemizing and describing (A) with respect to its Vehicle Inventory, each new and used vehicle, including the year, make, model, cost, price, location, vehicle identification number and date acquired, (B) with respect to all other Inventory, the kind, type, location and quantity thereof, its cost and the selling price of such Inventory held for sale, and the withdrawals therefrom and additions thereto, and (ii) furnish to the Administrative Agent from time to time, at the Administrative Agent’s request, a current schedule of Inventory (including Vehicle Inventory) based upon its most recent physical inventory and its inventory records. Each Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Administrative Agent such other documents and reports thereof as the Administrative Agent shall reasonably request with respect to the Inventory.

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(c) Equipment. With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Such Grantor, as soon as practicable following a request therefor by the Administrative Agent, shall deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

(ii) Such Grantor shall maintain accurate, itemized records describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Administrative Agent upon request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter.

(d) Supporting Obligations. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Such Grantor shall (i) maintain at all times, and furnish to the Administrative Agent on or about the respective dates established in Sections 6.05(a) and 6.05(b) of the Credit Agreement for the delivery of financial statements, and otherwise from time to time at the Administrative Agent’s reasonable request, a current list identifying in reasonable detail each Supporting Obligation relating to any Collateral from a single obligor in excess of $1,000,000, and (ii) upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Default or Event of Default, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

(ii) With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, upon the occurrence and during the continuance of an Event of Default, such Grantor shall, at the request of the Administrative Agent cause the issuer thereof to execute and deliver to the Administrative Agent a Qualifying Control Agreement.

(iii) With respect to each transferable letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, each Grantor shall, at the Administrative Agent’s request upon and during the continuance of any Default or Event of Default, deliver to the

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Administrative Agent a duly executed, undated transfer form in blank sufficient in form and substance under the terms of the related letter of credit to effect, upon completion and delivery to the letter of credit issuer together with any required fee, the transfer of such letter of credit to the transferee identified in such form. Each Grantor hereby expressly authorizes the Administrative Agent following the occurrence and during the continuance of any Event of Default to complete and tender each such transfer form as transferor in its own name or in the name, place and stead of the Grantor in order to effect any such transfer, either to the Administrative Agent or to another transferee, as the case may be, in connection with any sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.

(e) Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Schedule 8(e) attached hereto contains a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement.

(ii) Following the occurrence and during the continuance of an Event of Default, except with the express prior written consent of the Administrative Agent in each instance, all Investment Property other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (b) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor) and (2) a Qualifying Control Agreement from the applicable securities intermediary which remains in full force and effect and as to which the Administrative Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 8(e) attached hereto except in each case upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents,

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as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(iii) All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder, provided, however, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor so long as no Default or Event of Default shall have occurred and be continuing, free from any Lien hereunder.

(iv) So long as no Default or Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

(v) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

(vi) Upon the occurrence and during the continuance of any Default or Event of Default, all rights of the Grantors to receive and retain cash dividends and other distributions upon or in respect to Investment Property pursuant to clause (iii) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Grantor shall, or shall cause, all such cash dividends and other distributions with respect to the Investment Property to be promptly delivered to the Administrative Agent (together, if the Administrative Agent shall request, with any documents related thereto) to be held, released or disposed of by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations.

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(f) Chattel Paper. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i) Such Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Administrative Agent from time to time, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.

(ii) Upon the occurrence and during the continuance of an Event of Default, such Grantor shall promptly and conspicuously legend all tangible Chattel Paper as follows: “A FIRST PRIORITY SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT FOR CERTAIN SECURED PARTIES PURSUANT TO A SECURITY AGREEMENT DATED AS OF                     , AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT.” Upon the occurrence or during the continuance of an Event of Default, such Grantor shall not create or acquire any electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

(g) Instruments. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that such Grantor shall (i) maintain at all times, and furnish to the Administrative Agent on or about the respective dates established in Sections 6.05(a) and 6.05(b) of the Credit Agreement for the delivery of financial statements, and otherwise from time to time at the Administrative Agent’s reasonable request, a current list identifying in reasonable detail Instruments of which such Grantor is the payee or holder and having a face amount payable in excess of $1,000,000, and (ii) upon the request of the Administrative Agent from time to time, upon the occurrence and during the continuance of an Event of Default, deliver to the Administrative Agent the originals of all such Instruments,

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together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.

(h) Commercial Tort Claims. With respect to its Commercial Tort Claims whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that Schedule 8(h) attached hereto contains a true and complete list of all Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of its Applicable Date, and as to which the Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $2,500,000 (“Grantor Claims”). Each Grantor shall furnish to the Administrative Agent from time to time upon its request a certificate of an officer of such Grantor referring to this Section 8(h) and (x) identifying all Grantor Claims that are not then described on Schedule 8(h) attached hereto and stating that each of such additional Grantor Claims shall be deemed added to such Schedule 8(h) and shall constitute a Commercial Tort Claim, a Grantor Claim, and additional Collateral hereunder, and (y) summarizing the status or disposition of any Grantor Claims that have been settled, or have been made the subject of any binding mediation, judicial or arbitral proceeding, or any judicial or arbitral order on the merits, or that have been abandoned. With respect to each such additional Grantor Claim, such Grantor Claim shall be and become part of the Collateral hereunder from the date such claim is identified to the Administrative Agent as provided above without further action, and (ii) the Administrative Agent is hereby authorized at the expense of the applicable Grantor to execute and file such additional financing statements or amendments to previously filed financing statements, and take such other action as it may deem necessary or advisable, to perfect the Lien on such additional Grantor Claims conferred hereunder, and the Grantor shall, if required by applicable law or otherwise at the request of the Administrative Agent, execute and deliver such Perfection Documents and take such other Perfection Action as the Administrative Agent may determine to be necessary or advisable to perfect or protect the Lien of the Administrative Agent for the benefit of the Secured Parties in such additional Grantor Claims conferred hereunder.

9. Casualty and Liability Insurance Required.

(a) Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including:

(i) property insurance on the Inventory and the Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire, lightning, hail, wind, flooding and other hazards ordinarily included under standard extended coverage policies;

(ii) false pretense insurance;

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(iii) garage liability and comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with the Administrative Agent and the Lenders as additional insureds thereunder;

(iv) workers’ compensation insurance with respect to the operation of its facilities under the workers’ compensation laws of the states in within such Collateral is located; and

(v) business interruption insurance;

provided that, the amount and scope of the aforementioned coverages shall not be materially reduced and the deductibles shall not be materially increased, unless the Administrative Agent is reasonably satisfied with such reduction or increase, as applicable.

(b) Each insurance policy obtained in satisfaction of the requirements of Section 9(a):

(i) may be provided by blanket policies now or hereafter maintained by each or any Grantor or by the Borrower;

(ii) shall be issued by such insurer (or insurers) in effect on the Closing Date, or such other insurer (or insurers) as shall be financially responsible, of recognized standing and reasonably acceptable to the Administrative Agent;

(iii) shall be in such form and have such provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved unless otherwise agreed to by the Administrative Agent;

(iv) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least thirty (30) days’ prior written notice to the Administrative Agent, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days’ prior written notice to the Administrative Agent;

(v) without limiting the generality of the foregoing, all insurance policies where applicable under Section 9(a)(i) carried on the Collateral shall name the Administrative Agent, for the benefit of the Secured Parties, as loss payee and the Administrative Agent and Lenders as parties insured thereunder in respect of any claim for payment.

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(c) Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.

(d) With respect to each claim in the amount of $500,000, each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

(e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or under the Credit Agreement, the Administrative Agent may contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements in accordance with Section 6.08 of the Credit Agreement; and all sums so disbursed by Administrative Agent, including reasonable fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral.

(f) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 9(a)(ii) and 9(a)(iii) shall be applied by such Grantor toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid, provided that, if such Grantor has satisfied such claim or liability prior to receiving such proceeds, such proceeds shall be applied to reimburse such Grantor.

(g) At all times during which an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to receive direct and immediate payment of the proceeds of insurance maintained pursuant to the provisions of Section 10(a)(i) and such Grantor shall take all action as the Administrative Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds, such Grantor shall immediately deliver such proceeds to such Administrative Agent for the benefit of the Secured Parties as additional Collateral, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Parties and keep the same segregated from its other funds.

(h) “Net Proceeds” when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including fees and expenses of counsel) incurred in the realization thereof.

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(i) Subject to Section 9(d), each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance other than losses relating to claims made directly against any Secured Party as to which the insurance described in Section 9(a)(ii) or (iii) is applicable.

10. Rights and Remedies Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

(a) All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

(b) The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

(c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

(d) The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar

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document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent’s sole discretion, to collect the Payment Collateral; and

(e) The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor other than Excluded Property, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem

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appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities (“Affected Collateral”), and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Affected Collateral sold to any Person or group. Each Grantor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Grantor than if such Affected Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit the Grantor or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if such Grantor or other Person would agree to register or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law. Each Grantor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Grantor hereby acknowledges that a ready market may not exist for Affected Collateral that is not traded on a national securities exchange or quoted on an automated quotation system.

The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all fees and expenses of counsel) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

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11. Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent as the Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c) to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent’s possession or the Administrative Agent’s control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

(e) to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

12. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 12 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

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13. Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

14. Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time during the continuance of an Event of Default irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

15. Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

16. Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without

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notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

17. Entire Agreement. This Security Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

19. Binding Agreement; Assignment. This Security Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 19, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

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20. Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Security Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Security Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Hedge Bank. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Security Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

21. Severability. The provisions of this Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

22. Counterparts. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 22, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Security Agreement.

23. Termination. Subject to the provisions of Section 12, this Security Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

24. Notices. Any notice required or permitted hereunder shall be given (a) with respect to the Borrower or any other Grantor, at the address for the giving of notice to the

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Borrower then in effect under the Credit Agreement, and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Schedule 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

25. Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

26. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Security Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

27. Governing Law; Waivers.

(a) THIS SECURITY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE; PROVIDED THAT (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, (ii) EACH CONTROL AGREEMENT (INCLUDING EACH QUALIFYING CONTROL AGREEMENT) APPLICABLE TO ANY SECURITIES ACCOUNT OR DEPOSIT ACCOUNT SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED IN SUCH CONTROL AGREEMENT, OR OTHERWISE BY THE LAWS OF THE JURISDICTION THAT GOVERN THE SECURITIES ACCOUNT OR DEPOSIT

24

ACCOUNT TO WHICH SUCH CONTROL AGREEMENT RELATES, AND (iii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

(b) EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c) EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 24 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

(d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY

25

AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f) EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

28. Intercreditor Agreement. THIS SECURITY AGREEMENT AND THE COLLATERAL DESCRIBED HEREIN ARE SUBJECT TO THE INTERCREDITOR AGREEMENT AND ANY SUCCESSOR OR ASSIGNEE OF ANY PARTY HERETO SHALL BE BOUND BY SUCH INTERCREDITOR AGREEMENT AS FULLY AS IF SUCH SUCCESSOR OR ASSIGNEE WERE A PARTY THERETO.

[Signature pages follow]

26

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

GRANTORS:

ASBURY AUTOMOTIVE GROUP, INC.

Hunter Johnson
Vice President and Treasurer

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

Hunter Johnson
Assistant Treasurer

ASBURY AUTOMOTIVE FINANCIAL SERVICES, INC.

Hunter Johnson
President and Treasurer

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By:	ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

By:	ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

SECURITY AGREEMENT

Signature Page

ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C., its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TAMPA SUZU, L.P.
WMZ BRANDON MOTORS, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C., its General Partner

AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ARKANSAS HUND L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.

SECURITY AGREEMENT

Signature Page

ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FLORIDA LLC
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP HOLDINGS, INC.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE SOUTH LLC
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX PB CHEV L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY MS METRO L.L.C.
ASBURY MS YAZOO L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.

SECURITY AGREEMENT

Signature Page

ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-M L.L.C.
ESCUDE-MO L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.

SECURITY AGREEMENT

Signature Page

MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
SPECTRUM INSURANCE SERVICES L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HON L.L.C.
THOMASON HUND L.L.C.
THOMASON MAZ L.L.C.
THOMASON NISS L.L.C.
THOMASON OUTFITTERS L.L.C.
THOMASON PONTIAC-GMC L.L.C.
THOMASON SUZU L.L.C.
THOMASON TY L.L.C.
THOMASON ZUK L.L.C.

Hunter Johnson
Treasurer

SECURITY AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent

By:

Name:

Title:

SECURITY AGREEMENT

Signature Page

SCHEDULE 8(e)

Investment Property

Securities Accounts			Other Investment Property

Name and Address of Securities Intermediary	Account Number	Name and Type of Issuer	Quantity of Shares or Other Interest	Certificate Number(s)

Grantor

US Bank 425 Walnut St, 5th Fl Cincinnati, OH 45202 Wachovia Bank, NA	19-2230, 19-2230a 19-2231 2000035289988	Money Mkt AAG LLC Money Mkt AAG LLC Money Mkt AAFS, Inc. Money Mkt AAFS, Inc.

Schedule 8(e)

Security Agreement

SCHEDULE 8(h)

Commercial Tort Claims

Grantor	Adverse Party(ies)	Nature of Claim	Status of Claim

None.

Schedule 8(h)

Security Agreement

EXHIBIT L

INTERCREDITOR AGREEMENT

See Attached.

L-1

Form of Intercreditor Agreement

EXHIBIT L

INTERCREDITOR AGREEMENT

This Intercreditor Agreement, dated as of September 26, 2008 (this “Agreement”), is among Bank of America, N.A., a national banking association, in its individual capacity (in such capacity, “Bank of America”) and as the administrative agent (in such capacity, the “Revolving Facility Agent”) under the Revolving Facility Credit Agreement referred to below, American Honda Finance Corporation, a California corporation (“American Honda Finance”), BMW Financial Services NA, LLC, a Delaware limited liability company (“BMW Finance”), DaimlerChrysler Financial Services Americas LLC, a Michigan limited liability company (“Chrysler Financial”), Ford Motor Credit Company LLC, a Delaware limited liability company (“FMCC”), GMAC, an entity organized under Delaware law (“GMAC”), DCFS USA LLC, a Delaware limited liability company (“Mercedes Benz Financial”), Nissan Motor Acceptance Corporation, a California corporation (“NMAC”), Toyota Motor Credit Corporation, a California corporation (“TMCC”), World Omni Financial Corp., a Florida corporation (“WOFCO”), Comerica Bank, a Texas banking association (“Comerica”), Navistar, Inc., a Delaware corporation (formerly known as International Truck and Engine Corporation) (“Navistar”), Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), IC Bus, LLC, an Arkansas limited liability company (“IC Bus”), each other Person who shall become a party hereto by execution of an Intercreditor Joinder Agreement (each an “Intercreditor Joinder Agreement”) substantially in the form of Exhibit N attached hereto (each a “Joining Party”), JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity (in such capacity, “JPMorgan”), and as the administrative agent (in such capacity, the “Used Vehicle Facility Agent”) under the Used Vehicle Facility Credit Agreement referred to below (American Honda Finance, BMW Finance, Chrysler Financial, FMCC, GMAC, Mercedes Benz Financial, NMAC, TMCC, WOFCO, Navistar, Navistar Financial, IC Bus, each Joining Party, the Revolving Facility Agent, Bank of America, JPMorgan and the Used Vehicle Facility Agent, each individually a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, Asbury Automotive Group, Inc., a Delaware corporation (“Asbury”), through its existing or future Subsidiaries, operates or will operate dealerships for the retail sale of new and/or used automobiles or trucks and businesses ancillary to the operation of such dealerships;

WHEREAS, pursuant to the Credit Agreement dated as of September 26, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Revolving Facility Credit Agreement”) among Asbury, various financial institutions party thereto from time to time (the “Revolving Facility Lenders”) and the Revolving Facility Agent, the Revolving Facility Lenders have agreed to extend certain financial accommodations to or for the benefit of Asbury and its Subsidiaries;

WHEREAS, the Revolving Facility Agent has a security interest for the benefit of itself, the Revolving Facility Lenders and certain of their respective affiliates (collectively, the “Revolving Secured Parties”) in certain of the personal property of Asbury, certain Dealership Subsidiaries and other Subsidiaries to secure the obligations of Asbury, such Dealership Subsidiaries and other Subsidiaries under the Revolving Facility Credit Agreement, other agreements related thereto and certain swap agreements;

WHEREAS, pursuant to a contemplated credit agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Used Vehicle Facility Credit Agreement”) among Asbury, various financial institutions party thereto from time to time (the “Used Vehicle Facility Lenders”) and the Used Vehicle Facility Agent, the Used Vehicle Facility Lenders shall agree to extend certain financial accommodations to or for the benefit of Asbury and certain Dealership Subsidiaries;

WHEREAS, the Used Vehicle Facility Agent has a security interest for the benefit of itself and the Used Vehicle Facility Lenders in certain of the personal property of Asbury and certain Dealership Subsidiaries to secure the obligations of Asbury and such Dealership Subsidiaries under the Used Vehicle Facility Credit Agreement and other agreements related thereto;

WHEREAS, in the course of conducting their business, the Dealership Subsidiaries have acquired and will acquire new motor vehicles (including without limitation new commercial trucks, including the bodies thereof) and the chassis and trailers thereof, including, without limitation, accessories, additions, substitutions and attachments thereto and New Service Loaner, Demo’s and Daily Rental Vehicles (collectively, “New Vehicle Inventory”);

WHEREAS, in the course of conducting their business, the Dealership Subsidiaries have acquired and will acquire used motor vehicles (including without limitation used commercial trucks including the bodies thereof) and the chassis and trailers thereof, including, without limitation, accessories, additions, substitutions and attachments thereto (collectively, “Used Vehicle Inventory”, and collectively with the New Vehicle Inventory, “Vehicle Inventory”);

WHEREAS, to enable the Dealership Subsidiaries to acquire the Vehicle Inventory, each Dealership Subsidiary has obtained and will require the extension of credit or grant of loans, to it or on its behalf, from some or all of the Parties (“Inventory Financing”);

WHEREAS, from time to time, the Parties, the Revolving Facility Lenders and the Used Vehicle Facility Lenders have provided and/or may provide, in certain instances, loans and financial accommodations to Asbury, the Dealership Subsidiaries or other Subsidiaries and, in connection therewith, Asbury, the Dealership Subsidiaries and other Subsidiaries have granted and will grant to the Parties security interests in certain assets now owned or hereafter acquired by Asbury, such Dealership Subsidiaries and other Subsidiaries (“Collateral”) including, without limitation, Inventory, Accounts, Equipment and General Intangibles, Chattel Paper, and any other personal property and trade fixtures, and the Proceeds thereof;

WHEREAS, the Parties wish to enter the following agreements regarding the respective security interests in various assets of Asbury, the Dealership Subsidiaries and other Subsidiaries;

2

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. As used in this Agreement:

“Account” has the meaning assigned thereto in Section 9-102(a)(2) of the UCC.

“American Honda Finance” has the meaning assigned thereto in the preamble of this Agreement.

“Asbury” has the meaning assigned thereto in the Recitals of this Agreement.

“Bank of America” has the meaning assigned thereto in the preamble of this Agreement.

“BMW Finance” has the meaning assigned thereto in the preamble of this Agreement.

“Chattel Paper” means, collectively, chattel paper (as defined in Section 9-102(a)(11) of the UCC) and instruments (as defined in Section 9-102(a)(47) of the UCC).

“Chrysler Financial” has the meaning assigned thereto in the preamble of this Agreement.

“Collateral” has the meaning assigned thereto in the Recitals of this Agreement.

“Comerica” has the meaning assigned thereto in the preamble of this Agreement.

“Dealership Subsidiary” means any Subsidiary of Asbury that owns and operates one or more Franchises for the sale of new and/or used vehicles at one or more locations.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Equipment” has the meaning assigned thereto in Section 9-102(a)(33) of the UCC.

“Fixtures” has the meaning assigned thereto in Section 9-102(a)(41) of the UCC.

“FMCC” has the meaning assigned thereto in the preamble of this Agreement.

“Franchise” means any division of a Dealership Subsidiary that holds (or the portion of the assets of such Dealership Subsidiary that constitutes) the assets of a particular franchise for the sale of new and/or used vehicles. A Dealership Subsidiary may own and operate one or more than one Franchise. (By way of example, and without limiting the generality of the foregoing, CN Motors Ltd. is a Dealership Subsidiary that, as of the date hereof, owns and operates two Franchises: Coggins Nissan and Coggins Kia.)

3

“General Intangible” has the meaning assigned thereto in Section 9-102(a)(42) of the UCC.

“GMAC” has the meaning assigned thereto in the preamble of this Agreement.

“IC Bus” has the meaning assigned thereto in the preamble of this Agreement.

“Intercreditor Joinder Agreement” has the meaning assigned thereto in the preamble of this Agreement.

“Inventory” has the meaning assigned thereto in Section 9-102(a)(48) of the UCC.

“Inventory Financing” has the meaning assigned thereto in the Recitals of this Agreement.

“Joining Party” has the meaning assigned thereto in the preamble of this Agreement.

“JPMorgan” has the meaning assigned thereto in the preamble of this Agreement.

“Legal Remedies” means, with respect to any Party and any item of Collateral, any remedies with respect to such item that are available to such Party at law or under its security documents.

“Mercedes Benz Financial” has the meaning assigned thereto in the preamble of this Agreement.

“Navistar” has the meaning assigned thereto in the preamble of this Agreement.

“Navistar Financial” has the meaning assigned thereto in the preamble of this Agreement.

“New Service Loaner, Demo’s, and Daily Rental Vehicles” means, collectively, all new vehicles owned by any Dealership Subsidiary which vehicles (a) were new motor vehicles when they were acquired by the Dealership Subsidiary and (b) are used by such Subsidiaries as service loaner vehicles, demonstrators or daily rental vehicles and (c) are not reflected as used vehicles on the books and records of such Subsidiary.

“New Vehicle Inventory” has the meaning assigned thereto in the Recitals of this Agreement.

“New Vehicle Inventory Lenders” means, collectively, American Honda Finance, BMW Finance, Chrysler Financial, FMCC, GMAC, JPMorgan, Mercedes Benz Financial, NMAC, TMCC, WOFCO, Comerica, Navistar, Navistar Financial, IC Bus and each Joining Party.

“NMAC” has the meaning assigned thereto in the preamble of this Agreement.

“Party” and “Party” have the meaning assigned thereto in the preamble of this Agreement.

4

“Payment Intangible” has the meaning assigned thereto in Section 9-102(a)(61) of the UCC.

“Person” means any natural person, corporation, partnership, joint venture, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeds” means collectively, with respect to any item of Collateral, (i) all “proceeds” (as that term is defined in Section 9-102(a)(64) of the UCC) of such item, including, without limitation, any Account acquired upon the sale, lease, license, exchange or other disposition of such item of Collateral, (ii) (if such item of Collateral is Vehicle Inventory) any Trade-In Proceeds thereof (until the principal portion of any Inventory Financing that Specifically Financed such item of New Vehicle Inventory is repaid in full), (iii) (if such item of Collateral is Vehicle Inventory) any Related Contract-In-Transit (excluding any Chattel Paper as to which liens are waived in accordance with Section 2(c)), (iv) (if such item is Inventory) any credits, holdbacks, incentives, rebates or allowances payable from a motor vehicle manufacturer or distributor pertaining to or arising out of the acquisition or disposition of such item or otherwise payable in connection with such item, (v) such item, if it is returned to, repossessed by or stopped in transit by the Company or any Subsidiary and (vi) all insurance claims with respect to such item.

“Qualified Purchase”, with respect to an item of Chattel Paper, means a purchase (within the meaning of the UCC) of such Chattel Paper by a Party in good faith, for new value, in the ordinary course of business of such Party where such Party takes possession of such Chattel Paper (or, in the case of electronic chattel paper (as defined in Section 9-102(a)(31) of the UCC), where such Party takes control thereof, within the meaning of Section 9-105 of the UCC) in due course and both (i) such Chattel Paper does not indicate that it has been assigned to an identified assignee other than such Party and (ii) such Party does not have knowledge at the time of such purchase that such purchase violates the rights of another Party which has claimed a security interest in such Chattel Paper as Proceeds of Vehicle Inventory (provided, that knowledge of an Inventory Financing provided by any Party or knowledge of a financing statement filed against Chattel Paper in favor of any Party, without more, shall not constitute knowledge of such a violation); it being understood that a Party who takes possession or control of a duplicate original of an item of Chattel Paper in good faith in due course and without knowledge that there is more than one original of such Chattel Paper shall not be disqualified from making a “Qualified Purchase” of such Chattel Paper hereunder.

“Realization Proceeds” means any and all proceeds of the sale, lease, license, exchange or other disposition of or realization upon any item of Collateral, and all distributions with respect to such item of Collateral made in any proceeding under Debtor Relief Laws with respect to Asbury, any Dealership Subsidiary or any other Subsidiary and, to the extent payable to a Party and to the extent of the value of the Collateral, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.

“Related Contract-In-Transit” means, with respect to an item of Vehicle Inventory, a contract-in-transit related to the financing of such item of Vehicle Inventory.

5

“Respective Exhibits” means, collectively, each of the Respective Exhibits referred to in Section 2(a) hereof, as each such Exhibit may be modified from time to time in accordance with the terms hereof. The Respective Exhibit of any New Vehicle Inventory Lender shall identify (a) each Franchise for which such Party is providing new vehicle Inventory Financing and (b) with respect to each such Franchise, the address of such Franchise, the correct legal name of the Dealership Subsidiary that owns and operates such Franchise. The same Dealership Subsidiary may appear on the Respective Exhibits of more than one New Vehicle Inventory Lender, provided that a particular Franchise may appear only on the Respective Exhibit of one Party at any time.

“Revised Exhibit” has the meaning assigned thereto in Section 3(b) of this Agreement.

“Revising Party” has the meaning assigned thereto in Section 3(b) of this Agreement.

“Revolving Facility Agent” has the meaning assigned thereto in the preamble of this Agreement.

“Revolving Facility Credit Agreement” has the meaning assigned thereto in the Recitals of this Agreement.

“Revolving Facility Lenders” has the meaning assigned thereto in the Recitals of this Agreement.

“Revolving Secured Parties” has the meaning assigned thereto in the Recitals of this Agreement.

“Specifically Financed” means, with respect to any item of New Vehicle Inventory, (i) any Inventory Financing, on a VIN-specific basis, of such item of New Vehicle Inventory by which a Party has extended new value (and has not refinanced a preexisting claim or antecedent debt) which has enabled the applicable Dealership Subsidiary to acquire rights in such item of Vehicle Inventory, and (ii) any Inventory Financing specifically incurred to refinance, on a VIN-specific basis, an Inventory Financing described in clause (i) above with respect to such item of Vehicle Inventory, it being understood that, in the case of both clauses (i) and (ii), the Party providing such Inventory Financing is without actual knowledge that a purchase money security interest exists in favor of any other Party in that specific item of Vehicle Inventory.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Asbury.

“TMCC” has the meaning assigned thereto in the preamble of this Agreement.

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“Trade-In Proceeds” means, with respect to any Vehicle Inventory Specifically Financed by any Party, a motor vehicle accepted by the relevant Franchise in trade, or partial trade, for such Vehicle Inventory.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“Used Vehicle Facility Agent” has the meaning assigned thereto in the preamble of this Agreement.

“Used Vehicle Facility Credit Agreement” has the meaning assigned thereto in the Recitals of this Agreement.

“Used Vehicle Facility Lenders” has the meaning assigned thereto in the Recitals of this Agreement.

“Used Vehicle Inventory” has the meaning assigned thereto in the Recitals of this Agreement.

“Vehicle Inventory” has the meaning assigned thereto in the Recitals of this Agreement.

“WOFCO” has the meaning assigned thereto in the preamble of this Agreement.

2. Priority of Rights in the Collateral. Subject to the terms and conditions of this Agreement, and regardless of the time, order or manner of attachment or perfection of the security interests of the Parties in the Collateral (including, without limitation, the giving or failure to give any notice of a purchase money security interest or other notice, or the time or order of filing financing statements) or any provision of the UCC, or any Debtor Relief Law, the priorities, rights and interests of the Parties in the Collateral shall be governed by the following order of priority, and all Realization Proceeds of any item of Collateral shall be allocated in accordance with such order of priority:

(a) With respect to any item of Vehicle Inventory:

(i) American Honda Finance shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit A attached hereto (which Exhibit shall be considered American Honda Finance’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and American Honda Finance is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(ii) BMW Finance shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit B attached hereto (which Exhibit shall be considered BMW Finance’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and BMW Finance is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

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(iii) Chrysler Financial shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit C attached hereto (which Exhibit shall be considered Chrysler Financial’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and Chrysler Financial is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(iv) FMCC shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit D attached hereto (which Exhibit shall be considered FMCC’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and FMCC is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(v) GMAC shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit E attached hereto (which Exhibit shall be considered GMAC’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and GMAC is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(vi) JPMorgan shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit F attached hereto (which Exhibit shall be considered JPMorgan’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and JPMorgan is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(vii) Mercedes Benz Financial shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit G attached hereto (which Exhibit shall be considered Mercedes Benz Financial’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and Mercedes Benz Financial is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

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(viii) NMAC shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit H attached hereto (which Exhibit shall be considered NMAC’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and NMAC is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(ix) TMCC shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit I attached hereto (which Exhibit shall be considered TMCC’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and TMCC is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(x) WOFCO shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit J attached hereto (which Exhibit shall be considered WOFCO’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and WOFCO is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(xi) Comerica shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit K attached hereto (which Exhibit shall be considered Comerica’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and Comerica is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(xii) Navistar, Navistar Financial and IC Bus shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit L attached hereto (which Exhibit shall be considered Navistar, Navistar Financial and IC Bus’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and Navistar, Navistar Financial and IC Bus is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

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(xiii) Bank of America shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on Exhibit M attached hereto (which Exhibit shall be considered Bank of America’s “Respective Exhibit” and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and Bank of America is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise;

(xiv) each Joining Party shall have a first priority security interest in any item of New Vehicle Inventory and the Proceeds thereof if such Inventory was originally acquired by any Franchise set forth on the Exhibit attached hereto to the Intercreditor Joinder Agreement delivered by such Joining Party in accordance with Section 11 hereof (which Exhibit shall be considered such Joining Party’s Respective Exhibit and may be supplemented or amended from time to time in accordance with the terms of this Agreement, including Section 3(b) hereof) and such Joining Party is a party to a loan facility to provide Inventory Financing of New Vehicle Inventory on a VIN-specific basis at such Franchise; and

(xv) the Used Vehicle Facility Agent shall have a first priority security interest in any item of Used Vehicle Inventory and the Proceeds thereof;

provided, however, that notwithstanding anything to the contrary herein, if a Party (the “Original New Vehicle Lender”) has obtained a security interest in a motor vehicle because such Original New Vehicle Lender specifically financed (or has purchased (in a Qualified Purchase) the Chattel Paper that specifically financed) the original consumer’s or commercial customer’s purchase of such vehicle from a motor vehicle dealer (such consumer or customer being referred to as the “Original Buyer”), and the Original Buyer trades such vehicle (the “Trade-in Vehicle”) in to a Franchise as Trade-in-Proceeds in connection with the purchase of a separate new motor vehicle (the “Replacement New Vehicle”), then as among (x) the Original New Vehicle Lender, (y) the Party (the “Replacement New Vehicle Inventory Lender”) that has Specifically Financed such Replacement New Vehicle as New Vehicle Inventory and, accordingly, has a security interest in such Trade-in Vehicle as Trade-in-Proceeds of such Replacement New Vehicle and (z) the Used Vehicle Facility Agent, the respective priorities of such Parties’ security interests in such Trade-in Vehicle shall be determined as follows:

(1) the Original New Vehicle Lender shall have priority over each of the Replacement New Vehicle Lender and the Used Vehicle Facility Agent in such Trade-in Vehicle until the principal portion of its loan (or Chattel Paper) that specifically financed the Original Buyer’s original purchase of the Trade-in Vehicle is repaid in full,

(2) the Replacement New Vehicle Lender shall have priority over the Used Vehicle Facility Agent in the Trade-in Vehicle so long as it constitutes Proceeds of the Original New Vehicle (in accordance with clause (ii) of the definition of Proceeds), and

(3) after the Original New Vehicle Lenders or Replacement New Vehicle Lenders have received the amounts required by clause (1) or (2) above, respectively, and the Used

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Vehicle Facility Agent has received the amounts required by clause (y) below, then the Revolving Facility Agent shall be next in order of priorities in accordance with the following paragraph; and

provided, further, except as otherwise set forth in Section 2(b) below, (x) the Revolving Facility Agent shall have a second priority security interest (or, with respect to Trade In Vehicles, a security interest that is subordinate to the security interests of the Original New Vehicle Lender, the Replacement New Vehicle Lender and the Used Vehicle Facility Agent pursuant to the first proviso of this Section 2(a)) in any item of Vehicle Inventory and the Proceeds thereof and (y) after each Party entitled to a first priority security interest (or, with respect to Vehicle Inventory that is a Trade-in Vehicle, each Party with a security interest that is senior to the security interest of the Revolving Facility Agent pursuant to the first proviso of this Section 2(a)) in any item of Vehicle Inventory and the Proceeds thereof pursuant to this Section 2(a) has exercised any of its Legal Remedies and has received Realization Proceeds from or attributable to such item to the extent necessary to pay off all obligations then due under any of the Inventory Financing it has provided to Asbury or any of its Dealership Subsidiaries, such Person shall no longer have a security interest in any remaining Realization Proceeds and the Revolving Facility Agent shall then have a first priority security interest in such remaining Realization Proceeds from or attributable to such item, except that, if any such Realization Proceeds are thereafter set aside or required to be repaid in whole or in part, then, to the extent of any such Realization Proceeds not finally retained by such Party, any security interest of such Party in such Realization Proceeds, and the priorities in the Collateral described in this Section 2(a) and clause (x) of this proviso, shall be reinstated and in full force and effect.

(b) If one or more Parties has Specifically Financed an item of New Vehicle Inventory as to which another Party has priority pursuant to Section 2(a) above, then, after any Party entitled to priority under Section 2(a) above has exercised any of its Legal Remedies and has received Realization Proceeds from or attributable to such item to the extent necessary to pay off all obligations then due under any of the Inventory Financing it has provided to Asbury or any of its Dealership Subsidiaries, (i) each Party not entitled to priority under such Section 2(a) but which has Specifically Financed such item shall be entitled to such ratable amount of any remaining Realization Proceeds from or attributable to such item and any Proceeds of such item (subject, in the case of Trade-In Proceeds, to the proviso to Section 2(a)) equal to its pro rata share of the aggregate amount of debt outstanding (as of the date of discovery by any such Party of such duplicate financing) for such item Specifically Financed by all Parties subject to this Section 2(b) and (ii) after all Parties entitled to such ratable amounts described in clause (i) of this Section 2(b) have received such ratable amount, the Revolving Facility Agent for the benefit of itself and the Revolving Secured Parties shall be entitled to any remaining Realization Proceeds from or attributable to such item and any Proceeds of such item.

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(c) As to (x) any Chattel Paper purchased by any Party pursuant to a Qualified Purchase or (y) any Collateral of Asbury or any of its Subsidiaries (including without limitation any Dealership Subsidiary) other than Vehicle Inventory and Proceeds thereof to the extent specifically addressed in Sections 2(a) and (b) hereof:

(i) (A) Any Chattel Paper purchased by American Honda Finance pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) American Honda Finance shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which American Honda Finance may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on American Honda Finance’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on American Honda Finance’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on American Honda Finance’s Respective Exhibit;

(ii) (A) Any Chattel Paper purchased by BMW Finance pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) BMW Finance shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which BMW Finance may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on BMW Finance’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on BMW Finance’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on BMW Finance’s Respective Exhibit;

(iii) (A) Any Chattel Paper purchased by Chrysler Financial pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) Chrysler Financial shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which Chrysler Financial may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on Chrysler Financial’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on Chrysler Financial’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on Chrysler Financial’s Respective Exhibit;

(iv) (A) Any Chattel Paper purchased by FMCC pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) FMCC

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shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which FMCC may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on FMCC’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on FMCC’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on FMCC’s Respective Exhibit;

(v) (A) Any Chattel Paper purchased by GMAC pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) GMAC shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which GMAC may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on GMAC’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on GMAC’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on GMAC’s Respective Exhibit;

(vi) (A) Any Chattel Paper purchased by JPMorgan pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) JPMorgan shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which JPMorgan may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on JPMorgan’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on JPMorgan’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on JPMorgan’s Respective Exhibit;

(vii) (A) Any Chattel Paper purchased by Mercedes Benz Financial pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) Mercedes Benz Financial shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which Mercedes Benz Financial may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such

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Franchise) set forth on Mercedes Benz Financial’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on Mercedes Benz Financial’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on Mercedes Benz Financial’s Respective Exhibit;

(viii) (A) Any Chattel Paper purchased by NMAC pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) NMAC shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which NMAC may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on NMAC’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on NMAC’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on NMAC’s Respective Exhibit;

(ix) (A) Any Chattel Paper purchased by TMCC pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) TMCC shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which TMCC may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on TMCC’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on TMCC’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on TMCC’s Respective Exhibit;

(x) (A) Any Chattel Paper purchased by WOFCO pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) WOFCO shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which WOFCO may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on WOFCO’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on WOFCO’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on WOFCO’s Respective Exhibit;

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(xi) (A) Any Chattel Paper purchased by Comerica pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) Comerica shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which Comerica may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on Comerica’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on Comerica’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on Comerica’s Respective Exhibit;

(xii) (A) Any Chattel Paper purchased by Navistar, Navistar Financial or IC Bus pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) Navistar, Navistar Financial and IC Bus shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which Navistar, Navistar Financial and IC Bus may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on Navistar, Navistar Financial and IC Bus’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on Navistar, Navistar Financial and IC Bus’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on Navistar, Navistar Financial or IC Bus’s Respective Exhibit;

(xiii) (A) Any Chattel Paper purchased by Bank of America pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) Bank of America shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which Bank of America may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on Bank of America’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on Bank of America’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on Bank of America’s Respective Exhibit;

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(xiv) (A) Any Chattel Paper purchased by any Joining Party pursuant to a Qualified Purchase shall not be subject to a lien or security interest of any other Party, and any such lien or security interest shall be deemed released. (B) Each Joining Party shall have a first priority security interest in (1) all Accounts, instruments, monies, Payment Intangibles and other rights to payment (and all items in which such Joining Party may exercise a right of setoff or recoupment at law or in equity) which are owed by any Person to a Franchise (or to the Dealership Subsidiary that owns such Franchise and which relate to such Franchise) set forth on such Joining Party’s Respective Exhibit, (2) any Inventory of repair, replacement or service parts of any Franchise set forth on such Joining Party’s Respective Exhibit, and (3) General Intangibles (including franchise rights if they are included in its Collateral but excluding any equity interests in any direct or indirect Subsidiary of Asbury) of any Franchise set forth on such Joining Party’s Respective Exhibit;

(xv) the Revolving Facility Agent for the benefit of itself and the Revolving Secured Parties shall have a second priority security interest in all of the Collateral described in clauses (i) through (xiv) of this Section 2(c), except (in the case of Chattel Paper purchased by another Party pursuant to a Qualified Purchase) to the extent such security interest is deemed released by sub-clause (A) of any such clause (as modified by clause (xvi) below);

(xvi) Notwithstanding the foregoing subclauses (A) of each of clause (i) – (xiv), in the event two or more Parties have made a Qualified Purchase of Chattel Paper with respect to the same item of New Vehicle Inventory, each such Party shall be entitled to a ratable amount of Realization Proceeds from or attributable to the authentic version of such Chattel Paper, based upon its pro rata share of the aggregate purchase price (as of the date of discovery by any such Party of such duplicate financing) paid by all Parties making Qualified Purchases subject to this clause (xvi); and

(xvii) in all other cases the security interest of the Revolving Facility Agent, for the benefit of itself and the Revolving Secured Parties (to the extent of all indebtedness and other obligations owing to them under the Revolving Facility Credit Agreement and related documents, whether then due or to become due, and whether absolute or contingent or now existing or at any time hereafter created), shall have first priority (and each Party other than the Revolving Facility Agent hereby agrees that, in each such case, any security interest it has in the Collateral is subordinate and junior to that of the Revolving Facility Agent on behalf of itself and the Revolving Secured Parties), and, after exercise of any of its Legal Remedies and after the Revolving Facility Agent, on behalf of itself and the Revolving Secured Parties, has received Realization Proceeds such that all obligations then due and secured by the security and collateral documentation entered into in connection with the Revolving Facility Credit Agreement have

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been paid in full, and all commitments of the Revolving Facility Lenders to extend credit under the Revolving Facility Credit Agreement have been terminated and all letters of credit issued under the Revolving Facility Credit Agreement have been terminated or cash collateralized in full, any remaining Realization Proceeds shall be distributed to whomever else may be lawfully entitled thereto.

(d) If and to the extent the provisions of Section 2 grant to any Party any level of priority as to Proceeds of any item of Collateral, then such priority shall apply with respect to such Proceeds notwithstanding that they may constitute cash and become commingled (whether by being subject to a sweep account or otherwise) with other cash of Asbury or any of its subsidiaries, including other cash that may itself constitute the Proceeds of other items of Collateral in which another Party is granted priority hereunder. However, any Party claiming priority in any such Proceeds shall bear the burden of identifying the portion of the commingled amount that constitutes Proceeds of its priority Collateral, which identification may be accomplished by a method of tracing in accordance with Section 9-315(b)(2) of the UCC.

(e) Releases of Certain Liens and Security Interests:

(i) The Used Vehicle Facility Agent shall not have, and the Used Vehicle Facility Agent hereby releases, any security interest in or lien on any real or personal property (other than Used Vehicle Inventory and the Proceeds thereof) of Asbury, any Dealership Subsidiary or any other Subsidiary of Asbury.

(ii) No New Vehicle Inventory Lender shall have, and each New Vehicle Inventory Lender hereby releases, any security interest in or lien on:

(A) any real property or Fixtures of Asbury or any Subsidiary;

(B) any personal property of Asbury or any Subsidiary other than personal property of a Franchise (or of the Dealership Subsidiary that owns and operates such Franchise, which property relates to or is located at the site of such Franchise) set forth on such New Vehicle Inventory Lender’s Respective Exhibit;

(C) any Equipment of Asbury, any Dealership Subsidiary or any other Subsidiary, or any Proceeds of such Equipment; or

(D) any Used Vehicle Inventory of Asbury, any Dealership Subsidiary or any other Subsidiary, or any Proceeds of any such Used Vehicle Inventory (except to the extent

(1) such Party has obtained a security interest in any applicable motor vehicle because such Party specifically financed (or has purchased (in a Qualified Purchase) the Chattel Paper that specifically financed) the original consumer’s or commercial customer’s purchase of such vehicle from a motor vehicle dealer as described in the first proviso to Section 2(a) or in Section 2(e)(v) below, or

17

(2)(A) such Proceeds constitute Trade-In Proceeds of any New Vehicle Inventory Specifically Financed by such New Vehicle Inventory Lender, which New Vehicle Inventory was originally acquired by any Franchise set forth on the Respective Exhibit of such New Vehicle Inventory Lender and (B) such Trade-In Proceeds then constitute Proceeds of such New Vehicle Inventory (in accordance with clause (ii) of the definition of “Proceeds”)).

(iii) The Revolving Facility Agent shall not have, and hereby releases, any security interest in or lien on (A) any real property of Asbury or any Subsidiary or (B) any Chattel Paper of Asbury or any Subsidiary purchased by another Party pursuant to a Qualified Purchase to the extent such security interest is deemed released pursuant to Section 2(c)(i) through (xiv).

(iv) Notwithstanding the foregoing, no Party hereby releases any security interest in or lien on real property or Fixtures to the extent (but only to the extent) and so long as such security interest in or lien on real property or Fixtures secures Permitted Real Estate Debt (as defined in the Revolving Credit Agreement) provided by such Party.

(v) Each Party acknowledges and agrees that so long as neither Asbury nor any of its Subsidiaries has any ownership interest in any motor vehicle which is returned to or repossessed by any Party that specifically financed or leased (or has purchased (in a Qualified Purchase) the Chattel Paper that specifically financed or leased) such motor vehicle, such motor vehicles shall not constitute Collateral hereunder.

3. Exclusive Agreement. (a) This Agreement evidences the entire agreement among the Parties. No oral agreement, course of dealing or usage of trade shall alter, amend or supersede this Agreement, nor operate to permit or cause an amendment of this sentence. No waiver of any right or interest shall arise by the delay or failure of any Party to exercise it. Any alteration, amendment or displacement of this Agreement shall be void and of no effect unless in writing and signed by each Party; provided that, the Exhibits hereto may be amended in accordance with Section 3(b). This Agreement supersedes and replaces any intercreditor or collateral subordination agreement pertaining principally to personal property of Asbury, any Dealership Subsidiary or other Subsidiary and previously executed by any of the Parties. All rights, interests and duties not governed by this Agreement shall be determined under the UCC or other applicable law.

(b) A Party (a “Revising Party”) may add or remove Franchises set forth on its Respective Exhibit by executing and delivering to the Revolving Facility Agent (who shall distribute copies thereof to the other Parties hereto) a revised exhibit (a “Revised Exhibit”), provided that (i) such Revised Exhibit is also executed by Asbury and the Revolving Facility

18

Agent, (ii) if (at the time of delivery of such Revised Exhibit) any Franchise added to such Revised Exhibit is owned and operated by a Dealership Subsidiary that owns and operates any other Franchise or Franchises then set forth on the Respective Exhibit or Exhibits of any other Party or Parties, such Revised Exhibit is also executed by such other Party or Parties (in addition to the signatures required by clause (i)), and (iii) if (at the time of delivery of such Revised Exhibit) any Franchise added to such Exhibit is then set forth on the Respective Exhibit or any other Party, (A) such Revised Exhibit is also executed by such other Party (in addition to any signatures required by clauses (i) and (ii)) and (B) such other Party simultaneously removes such Franchise from its own Respective Exhibit.

So long as the requirements of the preceding sentence are met, the Revised Exhibit of the Revising Party shall then be considered such Party’s Respective Exhibit.

(c) If, at any time, (i) a Franchise is set forth on any New Vehicle Inventory Lender’s Respective Exhibit, (ii) all Inventory Financing provided by such New Vehicle Inventory Lender with respect to items of New Vehicle Inventory of such Franchise has been repaid in full (together with all accrued interest on such Inventory Financing and any accrued fees (in connection with such Inventory Financing) that specifically relate to such items of New Vehicle Inventory), and (iii) Asbury has given notice to such New Vehicle Inventory Lender and to the Revolving Facility Agent that neither Asbury nor the applicable Dealership Subsidiary will incur any additional Inventory Financing loans or credit extensions from such New Vehicle Inventory Lender with respect to items of New Vehicle Inventory at such Franchise and any commitment from such New Vehicle Inventory Lender to make such loans or credit extensions has been terminated, then (upon the request of the Revolving Facility Agent) such New Vehicle Inventory Lender shall promptly (and in any event within five (5) days after such request) remove such Franchise from its Respective Exhibit by executing and delivering to the Revolving Facility Agent (who shall distribute copies thereof to the other Parties hereto) a revised Exhibit removing such Franchise (and not adding any other Franchise). So long as the requirements of the preceding sentence are met, such revised Exhibit shall then be considered such Party’s Respective Exhibit. For the avoidance of doubt, in the case of a revised Respective Exhibit delivered by a Party pursuant to this clause (c) which Exhibit merely removes one or more Franchises (and does not add any Franchise), the signatures of Asbury and the Revolving Facility Agent shall not be required for such Exhibit to become the Respective Exhibit of such Party.

4. No Other Beneficiaries or Limitations. The fact and content of this Agreement are solely for the benefit of the Parties and none of Asbury, any Subsidiary nor any other Person not a party hereto is intended to be benefited, in any way whatsoever, by this Agreement; provided that (i) the Revolving Secured Parties are intended as beneficiaries hereof by virtue of security interests held on their behalf by the Revolving Facility Agent, and (ii) the Used Vehicle Facility Lenders are intended as beneficiaries hereof by virtue of security interests held on their behalf by the Used Vehicle Facility Agent. Except for the releases of security interests and liens in certain property set forth in Section 2(e) hereof, this Agreement shall not affect or limit, in any way whatsoever, the security interest or rights that any Party has in any assets of Asbury, any Dealership Subsidiary or any other Subsidiary, insofar as the rights and interest of Asbury, such Dealership Subsidiary or other Subsidiary and third parties are involved. This Agreement does not create, perfect, assign or transfer any security interest in any Collateral, nor does it create a subordination of obligations as that term is defined in Section 1-209 of the UCC, nor does it alter

19

or expand any rights or obligations by any Party, Asbury or any Dealership Subsidiary or other Subsidiary, in respect of Inventory Financing or otherwise. Except as expressly set forth in Section 2(e), the Parties specifically reserve any and all of their respective rights, security interests and rights to assert security interests as against Asbury, each Dealership Subsidiary or other Subsidiary and any third party.

5. Non-Opposition. So long as a Party can reasonably establish a good faith attempt to obtain and preserve a security interest in any item of Collateral, no other Party shall directly or indirectly contest the perfection, validity, priority (as herein provided) or enforceability of, or seek to avoid, the security interest of such first Party in such Collateral; provided that nothing in this Section shall be deemed to prevent any Party from asserting any right or claim it may have arising under this Agreement.

6. Notice of Agreement. Each Party may, but shall not be required to, provide notice by a financing statement or otherwise of the fact or content of this Agreement.

7. Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the Parties. Each Party agrees that (a) its obligations hereunder shall be binding on any successor of such Party or any assignee of such Party’s Inventory Financing and (b) such Party all cause each such successor or assignee to acknowledge the terms and conditions of this Agreement and agree that such successor or assignee is bound by the obligations of such Party under this Agreement as fully as if such successor or assignee were a party hereto.

8. Effect of Bankruptcy. Unless otherwise terminated as provided in Section 12 below, this Agreement shall continue in full force and effect after the filing of any petition by or against Asbury, any Dealership Subsidiary or any other Subsidiary under the federal Bankruptcy Code and all converted or succeeding cases in respect thereof. In any such instance, the terms “Dealership Subsidiary”, “Asbury” and “Subsidiary” shall be deemed to include such Dealership Subsidiary, Asbury or other Subsidiary, respectively as debtor-in-possession and any trustee for such Dealership Subsidiary, Asbury or other Subsidiary.

9. Modification of Certain Enforcement Rights. In the event a Party enforces its security interest in any of its Collateral then, as between the Parties, any Party having by reason of this Agreement a subordinate interest in an item of Collateral (a) will not assert any claim for marshaling and (b) hereby consents to the sale or other disposition of such Collateral free of such subordinate interest, provided the Realization Proceeds are allocated (i) in accordance herewith and (ii) after such application described in clause (i), any remaining Realization Proceeds are applied in accordance with applicable law. If any Party receives any amount or property to which it is not entitled under Section 2 hereof, such Party shall hold such amount or property in trust for the other Parties that are entitled to share such amount or property and shall promptly distribute such amount or property to such other Parties in accordance with such Section. No Party that receives any such amount or property shall have any liability to any other Party for not having invested such amount or property so long as such property or amount is so promptly distributed.

10. Notice of Sale; Notices Generally. Prior to any Party’s foreclosure, sale, lease, license, exchange, other disposition or retention of any of its Collateral, such Party agrees (subject

20

to Section 13 hereof) to give to each other Party having a security interest of record in such item of Collateral written notice of such sale, lease, license, exchange, disposition or retention of such Collateral.

All notices, deliveries and other communications to any Party hereunder or to Asbury shall be in writing (including by facsimile communication) and shall be sent to the address of such Party or Asbury set forth beneath its name below or such other address as such Party may hereafter specify by notice to the other Parties:

If to Bank of America, in its individual capacity, to:

Bank of America, N.A.

9000 Southside Boulevard

Building 100

FL9-100-06-15

Jacksonville, Florida 32256-0793

Attention: National Accounts: Patty Kay / Ken Winston

Facsimile: (904) 987-8347

If to the Revolving Credit Facility Agent, to:

Bank of America, N.A., as Administrative Agent

Anne Zeschke, Vice President

Mail Code: IL1-231-08-30

231 South LaSalle Street

Chicago, Illinois 60604

Facsimile: 877-206-1771

If to American Honda Finance, to:

American Honda Finance Corporation

P.O Box 2295

Torrance, CA 90509-2295

Attention: Warren Bradley, Senior Manager

Facsimile: 800-810-4253 or 310- 972-2698

and

P.O Box 2295

Torrance, CA 90509-2295

Attention: Karen Josselet, Manager of DFS

Facsimile: 800-810-4253 or 310- 972-2698

If to BMW Finance, to:

BMW Financial Services NA, LLC

5550 Britton Parkway

21

Hilliard, OH 43026

Attention: Kelley Krutko

Facsimile: 614-789-1989

If to Chrysler Financial, to:

DaimlerChrysler Financial Services Americas LLC

27777 Inkster Road

CIMS 405-23-05

Farmington Hills, MI 48334-5326

Attention: Judy Johnson

Facsimile: 248-427-6550

If to FMCC, to

Ford Motor Credit Company LLC

One American Road

Dearborn, MI 48126

Attention: Scott Stran

Facsimile: 313 594-1216

If to GMAC, to:

GMAC

200 Renaissance Center

Mail Code 482-B10-C-71

Detroit, MI 48265

Attention: Jeffrey G. McLeod, Vice President

Facsimile: 313-566-0943

If to Mercedes Benz Financial, to:

DCFS USA LLC

36455 Corporate Drive

Farmington Hills, MI 48331-3552

Contact: Michele Nowak

Phone: 248-991-6581

Fax: 248-991-6896

E-Mail: michele.a.nowak@daimler.com

If to NMAC, to:

Nissan Motor Acceptance Corp.

Commercial Credit Department

8900 Freeport Parkway

Irving, TX 75063

(214) 596-3811

Attention: Mark Aaron

Facsimile: (972) 607-8721

22

If to TMCC, to:

Toyota Motor Credit Corporation

19001 South Western Avenue, EF13

Torrance, CA 90501

Attention: Carolee Furukawa

Facsimile: 310-381-7175

If to WOFCO, to:

World Omni Financial Corp.

190 Jim Moran Blvd

Deerfield Beach, FL 33442

Attention: Rebecca Hewitt

Facsimile: 954-596-7614

If to Comerica, to:

Comerica Bank,

4309 Emperor Blvd.,

Suite 100, Durham, NC 27703

Attention: David Garbarz

Facsimile: 919- 474-3161

If to Navistar, to:

Navistar, Inc. (formerly known as International Truck and Engine Corporation)

c/o Navistar Financial Corporation

425 N. Martingale Road

Suite 1800

Schaumburg, IL 60173

Attention: National Wholesale Credit Manager – Steve Perry

Facsimile: 630-753-4370

If to Navistar Financial , to:

Navistar Financial Corporation

425 N. Martingale Road

Suite 1800

Schaumburg, IL 60173

Attention: National Wholesale Credit Manager – Steve Perry

Facsimile: 630-753-4370

23

If to IC Bus, to:

IC Bus, LLC

c/o Navistar Financial Corporation

425 N. Martingale Road

Suite 1800

Schaumburg, IL 60173

Attention: National Wholesale Credit Manager – Steve Perry

Facsimile: 630-753-4370

If to JPMorgan, in its individual capacity, to:

JPMorgan Chase Bank, N.A.

483 Bloomfield Avenue, 3rd Floor

Montclair, New Jersey 07042

Attention: Jeff Calder, Dealer Commercial Services

Facsimile: 973-206-5957

If to the Used Vehicle Facility Agent, to:

JPMorgan Chase Bank, N.A., as Administrative Agent

483 Bloomfield Avenue, 3rd Floor

Montclair, New Jersey 07042

Attention: Jeff Calder, Dealer Commercial Services

Facsimile: 973-206-5957

with a copy to:

JPMorgan Chase Bank, N.A.

312 S 4th Street

Louisville, Kentucky 40202

Attention: Teresa Barnickle, Cls Louisville Mm Loan Services

Facsimile: 502-566-2742

with a copy to:

Andrews Kurth, LLP

600 Travis, JPMorgan Chase Tower

Suite 4200

Houston, Texas 77002

Attention: Martha L. Smith

Facsimile: 713-238-7202

24

If to Asbury, to:

Asbury Automotive Group, Inc.

2905 Premiere Parkway - Suite 300

Duluth, GA 30097

Attention: Chief Financial Officer

Facsimile: (678) 542-2700

with a copy to:

Asbury Automotive Group, Inc.

2905 Premiere Parkway - Suite 300

Duluth, GA 30097

Attention: General Counsel

Facsimile: (678) 542-2700

If to any Joining Party, to the address for notices for such Joining Party set forth on the signature page of the respective Intercreditor Joinder Agreement of such Joining Party.

Each such notice, delivery or other communication shall be effective (i) if sent by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (ii) if sent by overnight courier, one business day after delivery to such courier, addressed as aforesaid, (iii) if sent by facsimile communication, when sent (if reliable confirmation of receipt is obtained) to the facsimile number specified in this Section and (iv) if given by any other means, when delivered at the address specified in this Section; provided that, with respect to any Party, documents required to be delivered by the Revolving Facility Agent pursuant to Section 3(b) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on an Internet or intranet website (including IntraLinks) to which such Party has access (whether a commercial third-party website or whether sponsored by the Revolving Facility Agent under the Revolving Facility Credit Agreement).

This Section 10 shall constitute a request for notice and a written notice of claim by each Party to the other Parties in accordance with the provisions of Sections 9-611 and 9-621 of the UCC.

11. Joinder. A Person may join this Agreement as a “Party” by executing and delivering an Intercreditor Joinder Agreement (with an appropriately completed Respective Exhibit for such Person) to the Revolving Facility Agent (who shall distribute copies thereof to the other Parties hereto), provided that (a) such Intercreditor Joinder Agreement is also executed by Asbury and the Revolving Facility Agent, (b) if (at the time of delivery of such Intercreditor Joinder Agreement) any Franchise set forth on the Respective Exhibit attached to such Intercreditor Joinder Agreement is then owned and operated by a Dealership Subsidiary that owns and operates any other Franchise or Franchises then set forth on the Respective Exhibit or Exhibits of any other Party or Parties, such Intercreditor Joinder Agreement is also executed by such other Party or Parties (in addition to the signatures required by clause (a)), and (c) if (at the

25

time of delivery of such Intercreditor Joinder Agreement) any Franchise set forth on such Intercreditor Joinder Agreement is then set forth on the Respective Exhibit or any other Party, (i) such Intercreditor Joinder Agreement is also executed by such other Party (in addition to any signatures required by clauses (a) and (b)) and (ii) such other Party simultaneously removes such Franchise from its own Respective Exhibit. So long as the requirements of the preceding sentence are met, such Intercreditor Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a “Party” and a “Joining Party”, and all references herein to the Parties shall be deemed to include such Person as a Party hereunder.

12. Termination. This Agreement shall continue in full force and effect and shall be irrevocable by each Party hereto until the earlier to occur of the following:

(a) The Parties mutually agree in writing to terminate this Agreement; or

(b) All of the obligations owed by Asbury, the Dealership Subsidiaries and other Subsidiaries to all of the Parties are fully paid and satisfied, all commitments of the Revolving Facility Lenders have terminated, all letters of credit issued under the Revolving Facility Credit Agreement have been terminated or cash collateralized in full, all commitments of the Used Vehicle Facility Lenders have terminated and the respective security interests of the Parties have been terminated and released of record.

Notwithstanding the foregoing, this Agreement shall no longer be binding on or inure to the benefit of (A) a particular Party providing Inventory Financing commencing on the date upon which each of the following have occurred: (1) the indefeasible payment in full of all obligations of Asbury or any of its Subsidiaries owing pursuant to such Inventory Financing, (2) all obligations and commitments of such Party to provide loans or other credit extensions to Asbury or any of its Subsidiaries have terminated, (3) all liens under such Inventory Financing have been released and terminated, and (4) all UCC-1 financing statements against Asbury and any of its Subsidiaries in favor of such Party have been terminated, and (B) a particular Party with respect to its Inventory Financing at a particular Franchise, in the event (1) such Franchise (or the Subsidiary of Asbury owning such Franchise) is sold to a Person other than Asbury or any of its Subsidiaries or is dissolved or transferred back to the Franchisor and (2) neither Asbury nor any of its Subsidiaries has any remaining obligations with respect to such Inventory Financing and none of their remaining assets secure such Inventory Financing.

Except as expressly set forth above in this Section 12, the priorities set forth in this Agreement shall remain in full force and effect regardless of whether any Party in the future seeks to rescind, amend, terminate or reform, by litigation or otherwise, its respective agreements with Asbury, the Dealership Subsidiaries or the other Subsidiaries.

To the extent that any Party receives any Realization Proceeds prior to termination of this Agreement (or prior to the release of such Party from this Agreement or release of such Party with respect to a particular Franchise, as applicable), which receipt is thereafter set aside or required to be repaid in whole or in part, then, to the extent of any sum not finally retained by such Party, this Agreement shall be reinstated and in full force and effect (or reinstated as to such Party, or reinstated with respect to such particular Franchise, as applicable).

26

13. Conflicts. In the event of any conflict between the provisions of this Agreement and any provisions of the loan documentation related to any Inventory Financing, the Revolving Facility Credit Agreement or the Used Vehicle Credit Agreement, with respect to the existence, creation, attachment, perfection or priority of security interests in the Collateral or Chattel Paper, the provisions of this Agreement shall govern and control, including but not limited to, provisions as to the scope of collateral granted thereunder and prohibition on liens and security interests which shall be superceded by this Agreement.

14. Cooperation; Further Assurances. The Parties shall cooperate with one another to share essential information for the purpose of effecting audits and inspections of Collateral. Each Party shall, to the extent circumstances warrant, use its reasonable efforts to provide advance notice to each other Party prior to or concurrently with commencing any judicial or non-judicial action to enforce its security interest in Collateral; provided that the failure to do so shall not limit or affect the validity of such action nor give rise to any claim or defense with respect thereto. Each Party agrees that from time to time it shall promptly execute and deliver all further instruments and documents and take all further actions that may be necessary in order to more fully effect the understandings and agreements contained herein and to carry out the purposes hereof.

15. Applicable Law. This Agreement shall be deemed to have been made under and shall be governed and construed in all respects by the law of the State of New York applicable to contracts made and to be performed entirely in such State.

16. No Fiduciary, Agency or Trust Relationship. Nothing in this Agreement shall be deemed to create a fiduciary, agency or trust relationship (other than the obligation in Section 9 hereof to hold the amounts and properties set forth therein in trust) between or among any of the Parties.

17. Section Titles. The Section titles contained in this Agreement are for convenience only and are without substantive meaning or content of any kind and shall not be considered part of this Agreement.

18. Counterparts. This Agreement and any amendment hereto (or to any Exhibit hereto) may be executed in any number of counterparts and by the different Parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute a single Agreement or amendment, as the case may be. Delivery of an executed counterpart of this Agreement by telecopier or facsimile or other electronic means (e.g., .pdf) shall be effective as delivery of a manually executed counterpart thereof.

19. Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

20. Agency Acknowledgement. The Revolving Facility Agent hereby represents that it is authorized to execute, deliver and perform its obligations under this Agreement as administrative agent on behalf of the Revolving Facility Lenders. The Used Vehicle Facility Agent hereby represents that it is authorized to execute and deliver and, upon consummation of the Used Vehicle Facility, perform its obligations under this Agreement as administrative agent on behalf of the Used Vehicle Facility Lenders.

[Remainder of page intentionally left blank.]

27

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date first above written.

BANK OF AMERICA, N.A., as Revolving Facility Agent

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

BANK OF AMERICA, N.A., individually

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

AMERICAN HONDA FINANCE CORPORATION

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

BMW FINANCIAL SERVICES NA, LLC

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

DAIMLERCHRYSLER FINANCIAL SERVICES AMERICAS LLC

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

FORD MOTOR CREDIT COMPANY

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

GMAC

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

DCFS USA LLC

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

TOYOTA MOTOR CREDIT CORPORATION

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

WORLD OMNI FINANCIAL CORP.

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

COMERICA BANK

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

NAVISTAR, INC.

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

NAVISTAR FINANCIAL CORPORATION

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

IC BUS, LLC

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., as Used Vehicle Facility Agent

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

JPMORGAN CHASE BANK, N.A., individually

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

ACKNOWLEDGED AND CONSENTED TO:

ASBURY AUTOMOTIVE GROUP, INC. (for itself and on behalf of its Subsidiaries)

By:

Name:

Title:

INTERCREDITOR AGREEMENT

Signature Page

EXHIBIT N

Form of Intercreditor Joinder Agreement

INTERCREDITOR JOINDER AGREEMENT

THIS INTERCREDITOR JOINDER AGREEMENT dated as of             , 20    (this “Intercreditor Joinder Agreement”), is made by                                                              , a                         (the “Joining Party”; all capitalized terms used but not defined herein shall have the meanings given to such terms in the Intercreditor Agreement referenced below).

RECITALS:

A. Bank of America, N.A., a national banking association, as the Revolving Facility Agent (in such capacity, the “Revolving Facility Agent”) under the Revolving Facility Credit Agreement, American Honda Finance Corporation, a California corporation (“American Honda Finance”), BMW Financial Services NA, LLC (formerly BMW Financial Services NA, Inc.), a Delaware limited liability company (“BMW Finance”), DaimlerChrysler Financial Services Americas LLC, a Michigan limited liability company (“Chrysler Financial”), Ford Motor Credit Company LLC, a Delaware limited liability company (“FMCC”), GMAC, an entity organized under Delaware law (“GMAC”), DCFS USA LLC, a Delaware limited liability company (“Mercedes Benz Financial”), Nissan Motor Acceptance Corporation, a California corporation (“NMAC”), Toyota Motor Credit Corporation, a California corporation (“TMCC”), World Omni Financial Corp., a Florida corporation (“WOFCO”), Comerica Bank, a Texas banking association (“Comerica”), Navistar, Inc., a Delaware corporation (“Navistar”), Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), IC Bus, LLC, an Arkansas limited liability company (“IC Bus”), and JPMorgan Chase Bank, a national banking association, in its individual capacity (in such capacity, “JPMorgan”), and as the agent (in such capacity, the “Used Vehicle Facility Agent”) under the Used Vehicle Facility Credit Agreement, and the other parties thereto from time to time are party to an Intercreditor Agreement dated as of September 26, 2008 (as in effect on the date hereof, the “Intercreditor Agreement”).

B. The Joining Party from time to time, has provided and/or may provide, in certain instances, loans and financial accommodations to Asbury, the Dealership Subsidiaries or the other Subsidiaries and, in connection therewith, Asbury, the Dealership Subsidiaries or the other Subsidiaries have granted and will grant to the Joining Party security interests in certain assets now owned or hereafter acquired by Asbury, the Dealership Subsidiaries or other Subsidiaries, including, without limitation, the New Vehicle Inventory and any and all proceeds thereof, as that term is defined in Section 9-102(a)(64) of the UCC and specifically including any credits, holdbacks, incentives, rebates or allowances pertaining to or arising out of the acquisition or disposition of the New Vehicle Inventory (“Proceeds”);

C. The Joining Party hereby agrees as follows:

1. Joinder. The Joining Party hereby irrevocably, absolutely and unconditionally becomes a party to the Intercreditor Agreement as a Party and as a Joining Party and bound by all the terms, conditions, obligations, liabilities and undertakings of a Party and Joining Party, all with the same force and effect as if the Joining Party were a signatory to the Intercreditor Agreement.

EXHIBIT N TO INTERCREDITOR AGREEMENT

2. Respective Exhibit. Attached to this Intercreditor Joinder Agreement is a duly completed Exhibit (such Joining Party’s “Respective Exhibit”“) indicating the respective Franchises associated with the Joining Party and none of such Franchises are set forth on any other Party’s Respective Exhibit to the Intercreditor Agreement as of the date hereof. The Joining Party represents and warrants that the information contained on its Respective Exhibit is true, complete and accurate as of the date hereof.

3. Severability. The provisions of this Intercreditor Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Intercreditor Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

4. Counterparts. This Intercreditor Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Intercreditor Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Party.

5. Governing Law. The provisions of Section 15 of the Intercreditor Agreement are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

EXHIBIT N TO INTERCREDITOR AGREEMENT

IN WITNESS WHEREOF, the Joining Party has duly executed and delivered this Intercreditor Joinder Agreement as of the day and year first written above.

JOINING PARTY:
,

By:

Name:

Title:

Address for Notices for Joining Party:

ACKNOWLEDGED AND CONSENTED TO:

ASBURY AUTOMOTIVE GROUP, INC.
(for itself and on behalf of its Subsidiaries)

By:

Name:

Title:

BANK OF AMERICA, N.A., as Revolving Facility Agent

By:

Name:

Title:

[ ][14]

By:

Name:

Title:

[14]	Any Party required by Section 11 of the Intercreditor Agreement.

EXHIBIT N TO INTERCREDITOR AGREEMENT

RESPECTIVE EXHIBIT

OF JOINING PARTY

Franchise (dba and/or brand)	Address of such Franchise	Correct Legal Name of Dealership Subsidiary that Owns and Operates such Franchise

ACKNOWLEDGED AND CONSENTED TO:

JOINING PARTY:

[ ]

By:

Name:

Title:

ASBURY AUTOMOTIVE GROUP, INC.
(for itself and on behalf of its Subsidiaries)

By:

Name:

Title:

BANK OF AMERICA, N.A., as Revolving Facility Agent

By:

Name:

Title:

[ ][15]

By:

Name:

Title:

Revision No. 20 -1
Dated: , 20

[15]	Any Party required by Section 11 of the Intercreditor Agreement.

EXHIBIT N TO INTERCREDITOR AGREEMENT

EXHIBIT M

PLEDGE AGREEMENT

See Attached.

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Form of Pledge Agreement

EXECUTION VERSION

EXHIBIT M

THIS SECURITIES PLEDGE AGREEMENT AND THE COLLATERAL DESCRIBED HEREIN ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF SEPTEMBER 26, 2008, AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND EACH OTHER LENDER PARTY THERETO FROM TIME TO TIME, AND ANY SUCCESSOR OR ASSIGNEE OF ANY PARTY HERETO SHALL BE BOUND BY SUCH INTERCREDITOR AGREEMENT AS FULLY AS IF SUCH SUCCESSOR OR ASSIGNEE WERE A PARTY THERETO.

SECURITIES PLEDGE AGREEMENT

THIS SECURITIES PLEDGE AGREEMENT dated as of September 26, 2008 (this “Pledge Agreement”), is entered into among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER AND EACH OTHER PERSON THAT SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Pledgor” and, together with the Borrower, collectively, the “Pledgors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below).

RECITALS:

A. Pursuant to a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent, Bank of America, N.A., as Swing Line Lender and as L/C Issuer, and the lenders party thereto (from time to time, collectively, the “Lenders”), the Lenders have agreed to provide to the Borrower a revolving credit facility with a letter of credit sublimit and swing line facility.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Pledgors pursuant to certain Secured Hedge Agreements (as defined in the Credit Agreement).

C. Each Pledgor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and each Pledgor (other than the Borrower) is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Pledgor guarantees the Obligations of the Borrower.

D. It is a condition precedent to the Secured Parties’ obligations to make and maintain such extensions of credit that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent.

In order to induce the Secured Parties to make and maintain extensions of credit from time to time under the Credit Agreement and such Secured Hedge Agreements, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Pledge Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Pledge Agreement, the following term has the following definition:

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made).

2. Pledge of Pledged Interests; Other Collateral.

(a) The Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of the Obligations and the obligations and liabilities of any Loan Party now existing or hereafter arising under Secured Hedge Agreements, and each other Pledgor hereby grants as collateral security for the payment, performance and satisfaction of all of its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents and any Secured Hedge Agreements to which it is now or hereafter becomes a party (such obligations and liabilities of the Borrower and the other Pledgors are referred to collectively as the “Secured Obligations”), to the Administrative Agent for the benefit of the Secured Parties a first priority security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:

(i) all Equity Interests in the Subsidiaries described on Schedule I attached hereto, in each case, whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”) (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Pledge Agreement from time to time, are referred to collectively as the “Pledged Subsidiaries”);

(ii) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;

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(iii) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;

(iv) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(v) all proceeds of any of the foregoing.

All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 2 are herein collectively referred to as the “Collateral.”

(b) Subject to Section 11(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 23 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.

(c) Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may reasonably request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent’s Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Administrative Agent’s request, at Pledgor’s expense, all things determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Secured Parties.

(d) All filing fees, advances, charges, costs and expenses, including all fees and expenses of counsel, incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Secured Parties by the Pledgor in respect of which the same was incurred immediately upon demand therefor.

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(e) Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.

(f) Each Pledgor, with respect to each of its direct Subsidiaries that is an issuer of Pledged Securities, hereby (i) consents to the pledge by any other Pledgor of any Pledged Interests in such Subsidiary and (ii) waives any rights (regardless of priority) to purchase or acquire, or offer to purchase or acquire, equity interests in such Subsidiary arising as a result of the pledge of Pledged Interests in such Subsidiary by any other Pledgor.

3. Status of Pledged Interests. Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a) All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be, validly issued and outstanding, fully paid and (in the case of corporate stock) non-assessable, are accurately described on Schedule I, and constitute all of the issued and outstanding Equity Interests of each Pledged Subsidiary.

(b) The Pledgor is, as at its Applicable Date and shall at all times thereafter (subject to Dispositions permitted under the Credit Agreement) be, the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than Permitted Liens, the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent).

(c) At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account or (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction) be maintained in the form of uncertificated securities. With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 22, shall be delivered pursuant to Section 22. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to

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which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, the Pledgor has at its Applicable Date delivered to the Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to Section 22) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Administrative Agent for the benefit of the Secured Parties as “secured party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on such Pledged Interests, together with all required filing fees.

(d) The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 3(c) hereof) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Pledge Agreement (or any Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Interests in favor of the Administrative Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction), continuous and uninterrupted possession by or on behalf of the Administrative Agent. The Pledgor will at its own cost and expense defend the Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.

(e) It shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Equity Interests, or securities convertible into, or exchangeable or exercisable for, Equity Interests, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall immediately comply with Sections 3 and 22 hereof with respect to such property or (z) the Borrower or another Pledgor who shall immediately pledge such additional Equity Interests to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 22 or 24 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 3(c) hereof to the Administrative Agent and take such further actions as the Administrative Agent may reasonably deem necessary in order to perfect a first priority security interest in such Equity Interests.

4. Preservation and Protection of Collateral.

(a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

(b) Upon the failure of any Pledgor to pay or contest taxes, charges, Liens or assessments, relating to any Collateral when required pursuant to the Credit Agreement,

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the Administrative Agent at its option may (following 10 days written notice to the applicable Pledgor in the event no Event of Default is then occurring, and in the event an Event of Default is then occurring, at any time) pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral.

5. Default. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale at the Administrative Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair

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market value of the Pledged Subsidiary’s assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

6. Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all fees and expenses of counsel) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement. Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

7. Presentments, Demands and Notices. The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

8. Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Default or an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

9. Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

10. Waiver by the Pledgors. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan

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Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Pledgor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

11. Dividends and Voting Rights.

(a) All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Credit Agreement to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.

(b) So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.

(c) Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 2(c) and 3(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Parties.

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(d) Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may reasonably request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

12. Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.

13. Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

14. Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.

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15. Entire Agreement. This Pledge Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

16. Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.

17. Binding Agreement; Assignment. This Pledge Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Joinder Agreement or any interest herein or therein. Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

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18. Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Pledge Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Hedge Bank. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Pledge Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

19. Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

20. Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement.

21. Termination. Subject to the provisions of Section 9, this Pledge Agreement and each Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.

22. Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto which are required to be subject to a Lien pursuant to a Pledge Agreement by the terms hereof or of any provision of the Credit Agreement (any such shares being referred

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to herein as the “Additional Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (iii) any other document required in connection with such Additional Interests as described in Section 3(c). Each Pledgor shall comply with the requirements of this Section 22 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.14 of the Credit Agreement applies, within the time period specified in such Section or elsewhere in the Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 22 shall not impair the Lien on Additional Interests conferred hereunder.

23. Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Pledgor, at the address of the Borrower indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

24. Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Pledged Interests which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

25. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Pledge Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

26. Governing Law; Waivers.

(a) THIS PLEDGE AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

12

(b) EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c) EACH PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PLEDGOR PROVIDED IN SECTION 23 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

(d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PLEDGOR OR ANY OF SUCH PLEDGOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR

13

PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f) EACH PLEDGOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

27. Intercreditor Agreement. THIS PLEDGE AGREEMENT AND THE COLLATERAL DESCRIBED HEREIN ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF SEPTEMBER 26, 2008, AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND EACH OTHER LENDER PARTY THERETO FROM TIME TO TIME, AND ANY SUCCESSOR OR ASSIGNEE OF ANY PARTY HERETO SHALL BE BOUND BY SUCH INTERCREDITOR AGREEMENT AS FULLY AS IF SUCH SUCCESSOR OR ASSIGNEE WERE A PARTY THERETO.

[Signature Pages Follow]

14

IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.

PLEDGORS:

ASBURY AUTOMOTIVE GROUP, INC.

Hunter Johnson
Vice President and Treasurer

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

Hunter Johnson
Assistant Treasurer

ASBURY AUTOMOTIVE FINANCIAL SERVICES, INC.

Hunter Johnson
President and Treasurer

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.

By:	ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.

By:	ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

SECURITIES PLEDGE AGREEMENT

Signature Page

ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.

By:	ASBURY JAX MANAGEMENT L.L.C., its General Partner

ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TAMPA SUZU, L.P.
WMZ BRANDON MOTORS, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By:	ASBURY TAMPA MANAGEMENT L.L.C., its General Partner

AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ARKANSAS HUND L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.

SECURITIES PLEDGE AGREEMENT

Signature Page

ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FLORIDA LLC
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP HOLDINGS, INC.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE OREGON MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE SOUTH LLC
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX PB CHEV L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY MS METRO L.L.C.
ASBURY MS YAZOO L.L.C.

SECURITIES PLEDGE AGREEMENT

Signature Page

ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-M L.L.C.
ESCUDE-MO L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.

SECURITIES PLEDGE AGREEMENT

Signature Page

HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
SPECTRUM INSURANCE SERVICES L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HON L.L.C.
THOMASON HUND L.L.C.
THOMASON MAZ L.L.C.
THOMASON NISS L.L.C.
THOMASON OUTFITTERS L.L.C.
THOMASON PONTIAC-GMC L.L.C.
THOMASON SUZU L.L.C.
THOMASON TY L.L.C.
THOMASON ZUK L.L.C.

Hunter Johnson
Treasurer

SECURITIES PLEDGE AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

SECURITIES PLEDGE AGREEMENT

Signature Page

SCHEDULE I

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

None.

Schedule I

SECURITIES PLEDGE AGREEMENT

EXHIBIT A

PLEDGE AGREEMENT SUPPLEMENT

THIS PLEDGE AGREEMENT SUPPLEMENT dated as of             , 20     (this “Pledge Agreement Supplement”), is made by                                                              , a                              (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined in the Pledge Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings given to such terms in such Pledge Agreement).

RECITALS:

A. The Pledgor is party to that certain Securities Pledge Agreement dated as of September 26, 2008 (as in effect on the date hereof, the “Pledge Agreement”), among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), certain of its Subsidiaries and the Administrative Agent.

B. The Pledgor has acquired rights in the Pledged Interests listed on Annex A to this Pledge Agreement Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Administrative Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and Secured Hedge Agreements, the Pledgor hereby agrees as follows:

1. Affirmations. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a first priority lien and security interest in, the Additional Interests and all of the following:

(a) all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;

(b) all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;

Exhibit A

SECURITIES PLEDGE AGREEMENT

(c) all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(d) all proceeds of any of the foregoing.

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Pledge Agreement Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Pledge Agreement Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Administrative Agent pursuant to Section 3(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Administrative Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Pledge Agreement Supplement.

2. Counterparts. This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor. Without limiting the foregoing provisions of this Section 2, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement.

3. Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 26 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement Supplement to be duly executed by it’s authorized officer as of the day and year first above written.

PLEDGOR:

By:

Name:

Title:

Exhibit A

SECURITIES PLEDGE AGREEMENT

ANNEX A

(to Pledge Agreement Supplement of                              dated                     )

Additional Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)	Par Value (if applicable)	Name of Transfer Agent (if any)

SECURITIES PLEDGE AGREEMENT

Annex A to Exhibit A